AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 15, 2013

1933 ACT REGISTRATION NO. 333-139334

1940 ACT REGISTRATION NO. 811-21988

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

POST-EFFECTIVE AMENDMENT NO. 7

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

POST-EFFECTIVE AMENDMENT NO. 29

(CHECK APPROPRIATE BOX OR BOXES)

PRIAC VARIABLE CONTRACT ACCOUNT A

(Exact Name of Registrant)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

(Name of Depositor)

280 TRUMBULL STREET

HARTFORD, CONNECTICUT 06103-3509

(860) 534-2000

(Address and telephone number of depositor’s principal executive offices)

C. CHRISTOPHER SPRAGUE

VICE PRESIDENT AND CORPORATE COUNSEL

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

200 WOOD AVENUE SOUTH

ISELIN, NJ 08830-2706

(Name and address of agent for service)

COPIES TO:

THOMAS C. SCHIAFFO

VICE PRESIDENT AND CORPORATE COUNSEL

280 TRUMBULL STREET

HARTFORD, CONNECTICUT 06103-3509

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2013 pursuant to paragraph (b) of Rule 485

☐	60 days after a filing pursuant to paragraph (a) of Rule 485

☐	on May 1, 2013 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered:

Interests in Group and Individual Variable Annuity Contracts

PRUDENTIAL RETIREMENT SECURITY ANNUITY

PROSPECTUS: MAY 1, 2013

This prospectus describes the Prudential Retirement Security Annuity, a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Prudential Retirement Insurance and Annuity Company (“PRIAC”, the “Company”, “we”, “our” or “us”) and the PRIAC Variable Contract Account A. The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. When offered as an interest in a group annuity, “Contract” or “Annuity” also means any certificate providing rights and benefits to a person designated in the certificate. The Annuity or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.

The Annuity is sold exclusively to fund Individual Retirement Accounts (“IRAs”), within the meaning of Section 408(a) of the Internal Revenue Code of 1986, as amended (the “Code”), that are for the benefit of Participants electing a direct rollover from certain retirement plans funded with a PRIAC group annuity that provides for the transfer to this contract of the Prudential IncomeFlex Select guaranteed withdrawal benefit the Participant has under the Retirement Plan. We may require the custodian of the individual retirement account be our designated affiliate. Eligible investors, in addition to such direct rollover amounts, may contribute additional Purchase Payments to the Annuity subject to our underwriting guidelines and the Code. If you have more than one Retirement Plan IncomeFlex Select Benefit, we may limit your ability to transfer and combine multiple Retirement Plan IncomeFlex Benefits.

If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage. Before purchasing this Annuity, you also should consider whether its features and benefits meet your needs and goals. In particular, you should consider the relative features, benefits and costs of this Annuity compared with those in your Retirement Plan or elsewhere before transferring assets from the plan to this Annuity. PRIAC is a wholly-owned subsidiary of The Prudential Insurance Company of America.

PLEASE READ THIS PROSPECTUS

This prospectus describes important features of the Annuity and what you should consider before purchasing it. Please read this prospectus before purchasing the Annuity and keep it for future reference. The accompanying prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.

THE FUNDS

The Annuity offers a variety of Variable Investment Options, each a sub-account of the PRIAC Variable Contract Account A, that invest in an underlying mutual fund portfolio. Currently, each sub-account invests in one of the following portfolios of the Advanced Series Trust: AST Academic Strategies Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio. The sub-account that invests in the AST Academic Strategies Asset Allocation Portfolio is closed to new investments.

TO LEARN MORE ABOUT PRUDENTIAL RETIREMENT SECURITY ANNUITY

To learn more about the Prudential Retirement Security Annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2013. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. PRIAC may also file other reports with the SEC. All of these filings can be reviewed and copied at the SEC’s offices, and can also be obtained from the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. (See SEC file number 333-139334). You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC also maintains a website (http://www.sec.gov) that contains the Prudential Retirement Security Annuity SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is set forth in Section 10 of this prospectus.

For a free copy of the SAI, call us at (877) 778-2100, or write to us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE ANNUITY IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PRUDENTIAL FINANCIAL AND THE ROCK PRUDENTIAL LOGO ARE REGISTERED SERVICE MARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, NEWARK, NJ, AND ITS AFFILIATES.

(i)

(ii)

PART I – SUMMARY

PRUDENTIAL RETIREMENT SECURITY ANNUITY PROSPECTUS

GLOSSARY

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear.

Accumulation Phase: The period that begins with the Contract Date (which we define below) and ends on your Annuity Date (defined below), or earlier if the Contract is terminated through a full withdrawal or payment of a Death Benefit.

Adjusted Contract Value: When you begin receiving Annuity Payments, the value of your Contract minus any charge we impose for premium taxes.

Annual Guaranteed Withdrawal Amount: Under the terms of the Prudential IncomeFlex Select Benefit, an amount that you may withdraw each Birthday Year as long as the Participant lives (if the optional Prudential IncomeFlex Spousal Benefit is elected, then until the last to die of the Participant and spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Protected Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus.

Annuitant: The person whose life determines the amount of Annuity Payments that will be paid.

Annuity Date: The date you elect to begin Annuity Payments (annuitization). We define Annuity Payments below.

Annuity Options: Options under the Contract that define the frequency and duration of Annuity Payments. In your Contract, we also refer to these as payout or Annuity Options. See Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”

Annuity Payments: Payments made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments under the payout or Annuity Options are not considered to be withdrawals for any purposes, including withdrawals under the Prudential IncomeFlex Select Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The Prudential IncomeFlex Select Benefit” in Section 5, “What Is The Prudential IncomeFlex Select® Benefit?”

Annuity Phase: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.

Beneficiary: The person(s) or entity you have chosen to receive the Death Benefit.

Birthday: Each anniversary of the Participant’s date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of the Participant’s date of birth.

Birthday Year: Each year beginning on the Birthday and ending on the last Business Day preceding the next Birthday.

Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time.) Our Business Day may close earlier than 4:00 p.m. Eastern Time, for example, if regular trading on the New York Stock Exchange closes early.

Code: The Internal Revenue Code of 1986, as amended.

Contract Date: The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the Prudential Retirement Service Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary.

Contract Owner, Owner or You: The person entitled to the ownership rights under the Contract. With an annuity issued as a certificate under a group annuity contract, the person to whom the certificate is issued evidencing his or her rights and benefits in the certificate.

Contract Value: The total value of your Contract, equal to the sum of the values of your investment in each investment option you have chosen. Your Contract Value will go up or down based on the performance of the investment options you choose.

Death Benefit: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 4, “What Is The Death Benefit?”

Eligible Investment: The investment options offered under a Retirement Plan when used to receive the guarantees of the Retirement Plan Prudential IncomeFlex Select Benefit.

Excess Withdrawals: Withdrawals in each Birthday Year in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 5, “What Is The Prudential IncomeFlex Select® Benefit?”

Good Order: Sufficiently clear instruction received by the Prudential Retirement Service Center, utilizing the applicable forms, and reflecting the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order includes receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined.

Guaranteed Withdrawal Percentage: The percentage of the Protected Income Base used to determine the Annual Guaranteed Withdrawal Amount. This percentage equals 5% if you attained age 65 at the time you lock in your guaranteed withdrawals, or 4% if you did not attain age 65. If you elect the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage.

Highest Birthday Value: For purposes of determining the Protected Income Base, the initial Highest Birthday value is the adjusted Retirement Plan Highest Birthday Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday until the earlier of the Lock-In Date or the Participant attains (or would have attained) age 70. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 5, “What Is The Prudential IncomeFlex Select® Benefit?”

Individual Retirement Account (IRA): Individual Retirement Account within the meaning of Section 408(a) of the Code. We may require that the custodian of the IRA funded by the annuity be our designated affiliate. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA.

Lock-In Date: The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the Prudential IncomeFlex Spousal Benefit).

Prudential IncomeFlex Select Benefit or IncomeFlex Select Benefit: A standard feature of the Annuity that guarantees your ability to withdraw a percentage of an initial notional value called the Protected Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.

Prudential IncomeFlex Spousal Benefit or Spousal Benefit: An optional version of the Prudential IncomeFlex Select Benefit is available for an additional charge. If elected and certain conditions are satisfied, then the Spousal Benefit extends guaranteed withdrawals until the last to die of you and your spouse.

Participant: A Participant in a Retirement Plan who has a Retirement Plan Prudential IncomeFlex Select Benefit.

Protected Income Base: The Protected Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). We may refer to this amount as the “Income Base” in materials other than this prospectus.

Prudential Retirement Service Center: For general correspondence or express overnight mail: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com/online/retirement.

Purchase Payments: The amount of money you pay us to purchase the Contract. Generally, subject to limits of the Code, you can make additional Purchase Payments at any time during the Accumulation Phase.

Retirement Plan: An employment based retirement plan funded with a PRIAC group annuity that permits you or your spouse to transfer to this Contract your Retirement Plan Prudential IncomeFlex Select Benefit.

Retirement Plan Annual Guaranteed Withdrawal Amount: Your Annual Guaranteed Withdrawal Amount as determined under the Retirement Plan Prudential IncomeFlex Select Benefit.

Retirement Plan Guaranteed Withdrawal Percentage: The percentage of the Retirement Plan Protected Income Base used to determine the Retirement Plan Annual Guaranteed Withdrawal Amount. This percentage generally equals 5% if you attained age 65 at the time you locked in your guaranteed withdrawals, or 4% if you did not attain age 65. If you elected the Spousal Benefit, then the age of the younger of you and your spouse would be used to determine this percentage.

Retirement Plan Highest Birthday Value: The Highest Birthday Value as determined under the Retirement Plan Prudential IncomeFlex Select Benefit.

Retirement Plan Lock-In Date: The guaranteed withdrawal lock-in date as determined under the Retirement Plan Prudential IncomeFlex Select Benefit.

Retirement Plan Protected Income Base: The Protected Income Base as determined under the Retirement Plan Prudential IncomeFlex Select Benefit.

Retirement Plan Prudential IncomeFlex Select Benefit: The Prudential IncomeFlex Select guaranteed withdrawal benefit as offered through a Retirement Plan.

Retirement Plan Prudential IncomeFlex Spousal Benefit: The Prudential IncomeFlex Spousal Benefit as offered through a Retirement Plan.

Retirement Plan Roll-Up Value: The Roll-Up Value as determined under the Retirement Plan Prudential IncomeFlex Select Benefit.

Roll-Up Value: For purposes of determining the Protected Income Base, the adjusted Retirement Plan Roll-Up Value on the date the rollover transaction is executed, growing 5% per year, plus subsequent Purchase Payments growing 5% per year, until the Participant attains (or would have attained) age 70. This value is adjusted for withdrawals and subsequent Purchase Payments. Please see Section 5, “What Is The Prudential IncomeFlex Select® Benefit?” We may refer to this value as the “Guaranteed Income Growth Value” in materials other than this prospectus.

Separate Account: Purchase Payments allocated to the Variable Investment Options are held by us in a separate account called PRIAC Variable Contract Account A. The Separate Account is set apart from all of the general assets of PRIAC.

Statement of Additional Information: A document containing certain additional information about the Prudential Retirement Security Annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

Status: For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to this Annuity, your status is based upon the Guaranteed Withdrawal Percentage applicable to each Retirement Plan or Contract.

Step-Up Value: 5% of the Contract Value (4% of the Contract Value if your Guaranteed Withdrawal Percentage is 4%) as of the last Business Day immediately prior to each of the Participant’s Birthdays following the Lock-In Date.

Tax Deferral: This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that this Annuity generally will be held in a tax favored plan (an IRA), which already provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”

Variable Investment Option: When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of PRIAC that invests in a particular mutual fund is referred to in your Contract as a sub-account.

SUMMARY OF CONTRACT EXPENSES

The purpose of this summary is to help you to understand the costs you will pay for the Prudential Retirement Security Annuity. The following tables describe the fees and expenses you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses you will pay when you buy the Contract, surrender the Contract, or transfer cash value between investment options.

For more detailed information, including additional information about current and maximum charges, see Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?” The accompanying individual mutual fund prospectuses contain detailed expense information about the underlying mutual funds.

CONTRACT OWNER TRANSACTION EXPENSES
	Current	Maximum
Transfer Fee [1]
(Each transfer after 12 in a contract year)	$0	$30
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions [2]
(As a Percentage of Contract Value)	0% to 3.5%

1	Currently, we do not impose a transfer fee. As shown in the table, we may begin to charge a transfer fee up to a maximum of $30 for each transfer.
2	For additional information see Taxes Attributable to Premium in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?”

PERIODIC ACCOUNT EXPENSES
The table below describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.
	Current		Maximum
Annual Contract Fee [3]	$0		$150
Maximum Insurance And Administrative Expenses With The Indicated Benefit (As a percentage of average daily net assets of the sub-accounts)
	Base IncomeFlex Select Benefit		With Optional IncomeFlex Spousal Benefit
	Maximum Charge	Current Charge	Maximum Charge	Current Charge
Insurance and Administrative Charge	1.60%	0.50%	1.60%	0.50%
Base IncomeFlex Select Benefit	1.45%	0.95%
Total Annual Charge with Base IncomeFlex Select Benefit [4]	3.05%	1.45%
Optional IncomeFlex Spousal Benefit [5]			2.05%	1.45%
Total Annual Charge with Optional IncomeFlex Spousal Benefit [6]			3.65%	1.95%

3	Currently, we waive this fee. As shown in the table, we can increase this fee in the future up to a maximum of $150, but we have no current intention to do so.
4	The total annual charge with the base IncomeFlex Select Benefit is the sum of the insurance and administrative charge plus the charge for the base IncomeFlex Select Benefit.
5	The total current charge for the optional Spousal IncomeFlex Benefit is 1.45%, which reflects an additional 0.50% charge over the base IncomeFlex Benefit charge. As shown in the table, we can increase the charge for the optional Spousal IncomeFlex Benefit to 2.05%, which would reflect an additional charge of 0.60% over the base IncomeFlex Benefit charge, but we have no current intention to do so. Any increase in this charge would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. We will give you written notice before increasing this charge.
6	The total annual charge with the optional Spousal IncomeFlex Benefit is the sum of the insurance and administrative charge plus the charge for the optional Spousal IncomeFlex Benefit.

The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the Contract. More detail on each underlying mutual fund’s fees and expenses is contained below and in that fund’s prospectus. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2012. Fund expenses are not fixed or guaranteed by the Prudential Retirement Security Annuity Contract, and may vary from year to year.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES
	Minimum	Maximum*
Total Annual Underlying Mutual Fund Operating Expenses	0.94%	1.59%

*	This maximum reflects the operating expense of the AST Academic Strategies Asset Allocation Portfolio. The sub-account investing in this portfolio is closed to new investments. If this portfolio were not reflected, then the maximum stated would be 1.02%.

UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, in percentage points)
	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses
AST Academic Strategies Asset Allocation Portfolio	0.71%	0.02%	0.04%	0.13%	0.01%	0.68%	1.59%
AST Balanced Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.83%	0.99%
AST Capital Growth Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.86%	1.02%
AST Preservation Asset Allocation Portfolio	0.15%	0.01%	0.00%	0.00%	0.00%	0.78%	0.94%

EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and underlying mutual fund fees and expenses, without any reduction for fee waivers or expense reimbursements.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum fees and expenses of any of the mutual funds, which do not reflect any expense reimbursements or waivers. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as indicated in the tables that follow.

Example 1: Base Single Life Prudential IncomeFlex Select Benefit

This example assumes that:

■	You invest $10,000 in Prudential Retirement Security Annuity;
■	You have the base Prudential IncomeFlex Select Benefit;
■	With the exception of the Annual Contract Fee, the maximum Periodic Account Expenses are applied, rather than the current charges;
■	You allocate all of your assets to the Variable Investment Option having the maximum total operating expenses;
■	Your investment has a 5% return each year;
■	The mutual fund’s total operating expenses remain the same each year; and
■	No reduction for fee waivers or expense reimbursements.

Example 2: Optional Prudential IncomeFlex Spousal Benefit

This example assumes that:

■	You invest $10,000 in Prudential Retirement Security Annuity;
■	You choose the optional Prudential IncomeFlex Spousal Benefit;
■	With the exception of the Annual Contract Fee, the maximum Periodic Account Expenses are applied, rather than the current charges;
■	You allocate all of your assets to the Variable Investment Option having the maximum total operating expenses;
■	Your investment has a 5% return each year;
■	The mutual fund’s total operating expenses remain the same each year; and
■	No reduction for fee waivers or expense reimbursements.

Because this Contract has no withdrawal charges, your costs are not impacted by whether or not you choose to make withdrawals. Your actual costs may be higher or lower, but below are examples of what your costs would be based on these assumptions. Please note that the minimum initial Purchase Payment for this Contract is $20,000.

EXPENSES WITH BASE SINGLE LIFE PRUDENTIAL INCOMEFLEX SELECT BENEFIT
EXAMPLE 1
1 yr	3 yrs	5 yrs	10 yrs
$465	$1,400	$2,341	$4,724

EXPENSES WITH OPTIONAL PRUDENTIAL INCOMEFLEX SPOUSAL BENEFIT
EXAMPLE 1
1 yr	3 yrs	5 yrs	10 yrs
$523	$1,566	$2,604	$5,178

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. PREMIUM TAXES ARE NOT REFLECTED IN THESE EXAMPLES. DEPENDING ON THE STATE YOU LIVE IN, A CHARGE FOR PREMIUM TAXES MAY APPLY. YOUR ACTUAL FEES WILL VARY BASED ON THE AMOUNT OF YOUR CONTRACT AND YOUR SPECIFIC ALLOCATION(S). PLEASE SEE SECTION 6, “HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY?”

FINANCIAL STATEMENTS

The financial statements of PRIAC and the Separate Account are included in the Statement of Additional Information (SAI). For a free copy of the SAI, call us at (877) 778-2100, or write to us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

Accumulation unit values have been included at the end of this prospectus.

SUMMARY FOR SECTIONS 1 – 10

For a more complete discussion of the following topics, see the corresponding section in Part II of the prospectus.

SECTION 1: What Is The Prudential Retirement Security Annuity?

The Prudential Retirement Security Annuity is a Contract between you, the Owner, and us, the insurance company. The Contract allows you to invest assets contributed to a custodial IRA in the Contract, which provides Variable Investment Options, certain withdrawal and annuity benefits and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes.

The Variable Investment Options available under the Contract offer the opportunity for a favorable return that can increase your Contract Value. However, this is NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease in value.

You can invest your money in any or all of the available Variable Investment Options. With certain restrictions, you may also transfer assets among the Variable Investment Options.

The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, any earnings grow on a tax-deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the Prudential IncomeFlex Select Benefit. The Annuity Phase starts when you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age and the payout option you select.

We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.

If permissible under applicable state law, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven (7) day “revocation period” when you purchase this Contract and establish an IRA. See Section 9 “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”

During the applicable free look period, you can you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center at the address shown on the first page of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

SECTION 2: What Investment Options Can I Choose?

You can invest your money in one or more of three Variable Investment Options. The Variable Investment Options are classified according to their investment style, and to assist you in evaluating these options a brief description of each portfolio’s investment objective and key policies is set forth in Section 2.

Depending upon market conditions, you may earn or lose money in any of these options. Your Contract Value will fluctuate with the investment performance of the mutual fund portfolios underlying the Variable Investment Options you choose. Past performance is not a guarantee of future results.

SECTION 3: What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization)

During the Annuity Phase, commonly called “annuitization,” you may choose from several annuity payment options, including guaranteed payments for life. Once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.

Note that during the Accumulation Phase, the Prudential IncomeFlex Select Benefit (discussed in Section 5) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.

SECTION 4: What Is The Death Benefit?

If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Contract Value. In addition, a surviving spouse may be eligible to continue this Contract and the Prudential IncomeFlex Spousal Benefit. See Section 5, “What Is The Prudential IncomeFlex Select® Benefit?”

SECTION 5: What Is The Prudential IncomeFlex Select® Benefit?

The Prudential IncomeFlex Select Benefit guarantees your ability to withdraw a designated amount from the Annuity annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Protected Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting Prudential IncomeFlex Select Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit).

The Prudential IncomeFlex Select Benefit is a standard feature of the Annuity that applies to the Annuitant automatically. The Spousal Benefit is optional and may be elected for an additional charge. For additional information about the fees for the Prudential IncomeFlex Select Benefit, see “Summary Of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?”

SECTION 6: How Can I Purchase The Prudential Retirement Security Annuity?

The Contract is available only to investors transferring funds directly from a Retirement Plan in which they have a Prudential IncomeFlex Select Benefit to an Individual Retirement Account (“IRA”). You may purchase this Contract, unless we agree otherwise and subject to our rules, with a minimum initial Purchase Payment of $20,000.

You must get our prior approval for any initial and additional Purchase Payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval. Generally, subject to the Code, you can make additional Purchase Payments at any time during the Accumulation Phase of the Contract. Our Retirement Investment Counselors can help you fill out the proper forms. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA.

Absent our prior approval, we may temporarily suspend the right to make certain additional Purchase Payments during the 90-day period following an Excess Withdrawal or any withdrawal before the Lock-In Date.

Currently, we require that you be at least age 50 and not older than age 85 as of the Contract Date.

SECTION 7: What Are The Expenses Associated With The Prudential Retirement Security Annuity?

The Contract has insurance features and investment features, and there are costs related to each.

■	Annual Contract Fee: Each year we may impose an annual contract fee of up to $150.00. Currently, we waive this fee.
■

Insurance and Administrative Charge: For insurance and administrative costs, we deduct a daily charge, based on the average daily value of all assets allocated to the Variable Investment Options, of up to an annual rate of 1.60%. This charge is currently 0.50%.

■

Prudential IncomeFlex Select Benefit Charge: We impose an asset-based charge for the Prudential IncomeFlex Select Benefit. See Section 5, “What Is The Prudential IncomeFlex Select® Benefit?” This charge compensates us for the costs and risks we assume in providing the benefit. We deduct this charge daily from the net asset value of the Variable Investment Options. The daily cost is equivalent to an annual charge of:

■	Up to 1.45% with the base Prudential IncomeFlex Select Benefit. This charge is currently 0.95%; or
■	Up to 2.05% if you choose the optional Prudential IncomeFlex Spousal Benefit. This charge is currently 1.45%.
■

Fund Expenses: You will bear the expenses associated with the underlying mutual funds that are deducted from the underlying funds’ assets. For 2012, the fees for these funds ranged from 0.94% to 1.59%, annually. For certain funds, expenses may be reduced by expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.

For more information, including details about other possible charges under the Contract, see “Summary Of Contract Expenses” and Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?”

SECTION 8: How Can I Access My Money?

You generally may withdraw money at any time during the Accumulation Phase. You may, however, be subject to income tax. If you make a withdrawal prior to age 59 1/2, you also may be subject to an additional tax penalty.

This Contract provides an insurance benefit, called the Prudential IncomeFlex Select Benefit, under which we guarantee that certain amounts will be available to you for withdrawal, regardless of market-related declines in your Contract Value. You are not required to withdraw these guaranteed amounts.

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SECTION 9: What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?

This Contract is offered exclusively to fund certain IRAs.

Generally, all or a portion of amounts withdrawn either as a lump sum or as regular payments are taxed as ordinary income. Because this Contract is issued as a nonqualified annuity, the Contract must be issued to a custodial account established as an IRA.

Generally, all amounts withdrawn from IRAs (excluding qualified distributions from Roth IRAs) are taxable and subject to a 10% penalty if withdrawn prior to age 59 1/2. Currently, this Contract is not available to fund Roth IRAs.

The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. You should consult with your tax advisor for more specific information about the tax treatment of your plan withdrawals.

SECTION 10: Other Information

This Contract is issued by Prudential Retirement Insurance and Annuity Company, a wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract is sold through registered representatives of an affiliated broker/dealer.

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PART II SECTIONS 1 – 10

PRUDENTIAL RETIREMENT SECURITY ANNUITY PROSPECTUS

1: WHAT IS THE PRUDENTIAL RETIREMENT SECURITY ANNUITY?

The Prudential Retirement Security Annuity is a contract between you, the Owner, and us, the insurance company. Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 5, “What is the Prudential IncomeFlex Select® Benefit?”, for further details. These withdrawals are different than Annuity Payments.

Annuity contracts generally benefit from Tax Deferral when sold outside a tax-favored plan (these annuity contracts are generally referred to as non-qualified annuities). Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is offered exclusively to fund certain Individual Retirement Accounts (IRAs), which generally provide Tax Deferral without investing in an annuity contract. In other words, you need not purchase this Contract to gain the preferential tax treatment provided by your IRA. Therefore, before purchasing this Annuity, you should consider whether its features and benefits beyond Tax Deferral, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Annuity compared with any other investments or benefits available through your Retirement Plan or elsewhere.

The Prudential Retirement Security Annuity is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets among the available Variable Investment Options. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with that Variable Investment Option. Because the underlying mutual funds’ portfolios fluctuate in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the values of your investment in each investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.

As the individual for whom the IRA, which owns the Contract, has been established, you have all of the decision-making rights under the Contract. You will also be the Annuitant. The Owner is the person who receives the Annuity Payments when the Annuity Phase begins. The Annuitant is also the person whose life is used to determine the amount of these payments and how long (if applicable) the payments will continue once the Annuity Phase begins. On or after the Annuity Date, the Annuitant may not be changed.

The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional Prudential IncomeFlex Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 5, “What is the Prudential IncomeFlex Select® Benefit?”

SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”

If permissible under applicable state law, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten (10) days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven (7) day “revocation period” when you purchase this Contract and establish an IRA. See Section 9 “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”

During the applicable free look period, you can you can request a refund by returning the Contract either to the representative who sold it to you, or to the Prudential Retirement Service Center at the address shown on the first page of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

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2: WHAT INVESTMENT OPTIONS CAN I CHOOSE?

The Contract gives you the choice of allocating your Purchase Payments to any of three Variable Investment Options. The Variable Investment Options invest in selected portfolios of the Advanced Series Trust, which is a mutual fund. The Advanced Series Trust sells shares to both variable annuity and variable life insurance separate accounts of different insurance companies, which could create the kinds of conflicts that are described in more detail in the current prospectus for the underlying mutual fund. The accompanying current prospectuses for the Advanced Series Trust portfolios available in your Contract also contain important information about each of the underlying mutual funds in which your Variable Investment Options invest. There are deductions from and expenses paid out of the assets of the portfolios that are described in the accompanying prospectuses for these portfolios. When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectuses please call (877) 778-2100 or write us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507-1789.

VARIABLE INVESTMENT OPTIONS

The following chart classifies each of the portfolios based on our assessment of their investment style (as of the date of this prospectus). The chart also lists each portfolio’s investment objective and a short, summary description of their investment policies to assist you in determining which portfolios may be of interest to you. There is no guarantee that any portfolio will meet its investment objective and you could lose money. The names of the advisers and sub-adviser(s) for each portfolio appear next to the description.

The portfolios of the Advanced Series Trust are co-managed by Prudential Investments LLC and AST Investment Services, Inc., which are both indirect, wholly-owned subsidiaries of Prudential Financial, Inc. and affiliates of The Prudential Insurance Company of America and PRIAC.

A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISERS/ SUB-ADVISERS

ASSET ALLOCATION

THE SUB-ACCOUNT INVESTING IN THIS PORTFOLIO IS CLOSED TO NEW INVESTMENTS.

AST Academic Strategies Asset Allocation Portfolio: seeks long-term capital appreciation. The portfolio is a multi-asset class fund that pursues both top-down asset allocation strategies and bottom-up selection of securities, investment managers, and mutual funds. Under normal circumstances, approximately 60% of the assets will be allocated to traditional asset classes (including US and international equities and bonds, including non-investment grade bonds, commonly known as “junk bonds”) and approximately 40% of the assets will be allocated to non-traditional asset classes and strategies (including real estate, commodities, and alternative strategies). Those percentages are subject to change at the discretion of the adviser and Quantitative Management Associates LLC.

ADVISERS:

AST Investment Services, Inc.;

Prudential Investments LLC

SUB-ADVISERS:

AlphaSimplex Group, LLC;

AQR Capital Management, LLC and CNH Partners, LLC;

CoreCommodity Management, LLC;

First Quadrant, L.P.;

Jennison Associates LLC;

J.P. Morgan Investment
Management, Inc.;

Pacific Investment Management Company LLC (PIMCO);

Quantitative Management
Associates LLC;

Western Asset Management Company/Western Asset Management Company Limited

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STYLE/ TYPE	INVESTMENT OBJECTIVES/POLICIES	PORTFOLIO ADVISERS/ SUB-ADVISERS

ASSET ALLOCATION

AST Balanced Asset Allocation Portfolio: seeks to obtain the highest potential total return consistent with its specified level of risk. The portfolio primarily invests its assets in a diversified portfolio of other mutual funds, within the Advanced Series Trust and certain affiliated money market funds. Under normal market conditions, the portfolio will devote approximately 60% of its net assets to underlying portfolios investing primarily in equity securities (with a range of 52.5% to 67.5%), and 40% of its net assets to underlying portfolios investing primarily in debt securities and money market instruments (with a range of 32.5% to 47.5%). The portfolio is not limited to investing exclusively in shares of the underlying portfolios and may invest in securities, exchange traded funds (ETFs), and futures contracts, swap agreements and other financial and derivative instruments.

ADVISERS: AST Investment Services, Inc.; Prudential Investments LLC SUB-ADVISER: Quantitative Management Associates LLC

ASSET ALLOCATION

AST Capital Growth Asset Allocation Portfolio: seeks to obtain a total return consistent with its specified level of risk. The portfolio primarily invests its assets in a diversified portfolio of other mutual funds, within the Advanced Series Trust and certain affiliated money market funds. Under normal market conditions, the portfolio will devote approximately 75% of its net assets to underlying portfolios investing primarily in equity securities (with a range of 67.5% to 80%), and 25% of its net assets to underlying portfolios investing primarily in debt securities and money market instruments (with a range of 20.0% to 32.5%). The portfolio is not limited to investing exclusively in shares of the underlying portfolios and may invest in securities, exchange traded funds (ETFs), and futures contracts, swap agreements and other financial and derivative instruments.

ADVISERS: AST Investment Services, Inc.; Prudential Investments LLC SUB-ADVISER: Quantitative Management Associates LLC

ASSET ALLOCATION

AST Preservation Asset Allocation Portfolio: seeks to obtain a total return consistent with its specified level of risk. The portfolio primarily invests its assets in a diversified portfolio of other mutual funds, within the Advanced Series Trust and certain affiliated money market funds. Under normal market conditions, the portfolio will devote approximately 35% of its net assets to underlying portfolios investing primarily in equity securities (with a range of 27.5% to 42.5%), and 65% of its net assets to underlying portfolios investing primarily in debt securities and money market instruments (with a range of 57.5% to 72.5%). The portfolio is not limited to investing exclusively in shares of the underlying portfolios and may invest in securities, exchange traded funds (ETFs), and futures contracts, swap agreements and other financial and derivative instruments.

ADVISERS: AST Investment Services, Inc.; Prudential Investments LLC SUB-ADVISER: Quantitative Management Associates LLC

PAYMENTS MADE TO PRIAC

Respecting this Contract, PRIAC has entered into an agreement with the underlying portfolios and/or the investment advisers to the underlying portfolios, to provide administrative and support services to the portfolios. Pursuant to the terms of this agreement, PRIAC receives a total fee of up to 0.07% annually of the average assets allocated to the portfolios under the Contract. These types of payments are sometimes referred to as “revenue sharing” payments. These agreements, including the fees paid and services provided, can vary for each underlying mutual fund whose portfolios are offered as sub-accounts. We and our affiliates may profit from these payments. The funds for these payments come from, in whole or in part, the assets of the portfolio itself and/or the assets of the portfolio’s investment adviser. The existence of these payments tends to increase the overall cost of investing in the underlying portfolios. Through your indirect investment in the underlying portfolios, you indirectly bear the costs of these fees (see underlying funds’ prospectuses for more information). Furthermore, there is additional compensation on assets invested in Prudential’s proprietary underlying funds because our affiliates receive certain fees from the funds. Therefore, there may be more revenue with respect to proprietary funds than nonproprietary funds and allocations you make to the affiliated portfolios benefit us financially.

In addition, the investment adviser, sub-adviser or distributor of the underlying portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker/dealer firms’ registered representatives, plan sponsors and participants, and creating

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marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying funds and/or their affiliates, those same funds and/or their affiliates may make payments to us and/or our affiliates within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

TRANSFERS AMONG OPTIONS

Subject to certain restrictions, you can transfer money among the Variable Investment Options. The minimum transfer amount is the lesser of $250 or the total amount in the investment option from which the transfer is to be made. Currently, we waive this minimum transfer amount. We have the right to begin imposing this minimum transfer amount for any future transfers.

In general, your transfer request may be made by telephone, electronically, or otherwise in paper form to the Prudential Retirement Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the Business Day on which it was received in Good Order by us, or by certain entities that we have specifically designated. Good Order includes receipt of all necessary information to ensure the transfer is permitted under and in compliance with the applicable retirement arrangement. Transfer requests that are not in Good Order will be valued on the Business Day that Good Order is determined. Transfer requests received after the close of the Business Day will take effect at the end of the next Business Day.

During the Contract Accumulation Phase, you can make up to 12 transfers each Contract year, among the investment options, without charge. If you make more than 12 transfers in one Contract year, you may be charged up to $30 for each additional transfer. For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same Business Day as a single transfer. Currently, we waive this transfer charge. We have the right to begin imposing this charge for any future transfers.

REDEMPTION FEES AND ABUSIVE TRADING PRACTICES

The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Annuity was not designed for persons who make programmed, large or frequent transfers.

We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to this criteria. In addition, certain investments are not subject to the policy, such as stable value funds, money market funds and funds with fixed unit values.

In light of the risks posed by market timing/excessive trading to Contract Owners and other mutual fund investors, we monitor annuity transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all Contract Owners, and to take the other actions discussed below. We also reserve the right to refuse any transfer request from all or certain Contract Owners if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.

In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:

■	Warning. Upon identification of activity that meets the market-timing criteria, a warning letter will be sent to the Contract Owner.
■

Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. To the extent permitted by law, we will restrict a Contract Owner from trading through the Internet, phone or facsimile for all investment options available to the Contract Owner. In such case, the Contract Owner will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades of the underlying funds. The duration of a trade restriction is 3 months, and may be extended incrementally (3 months) if the behavior recurs during the 6-month period immediately following the initial restriction.

■

Action by an Underlying Fund. The portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the

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portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the portfolio. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as Retirement Plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or Individual Retirement Plan Participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or Retirement Plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or Retirement Plans that may invest in the portfolios.

A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

SCHEDULED TRANSACTIONS

Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. A Business Day is a day on which the New York Stock Exchange is open for business and ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day.

VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds used by the Variable Investment Options. However, we vote the shares of the mutual funds according to voting instructions we receive from Contract Owners. When a vote is required, we will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as shares for which we receive instructions from Contract Owners. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of Contract Owners who actually vote will determine the ultimate outcome. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the Variable Investment Options. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make. We may also cease to allow investments in existing funds.

REPORTS TO YOU

We will send you, at least annually, reports showing as of a specified date the amounts credited to you in the sub-accounts of the PRIAC Variable Contract Account A. We also will send annual and semi-annual reports for the applicable underlying funds.

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3: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE?

(ANNUITIZATION)

PAYMENT PROVISIONS

If you so choose, you may annuitize some or all of your Adjusted Contract Value and can begin taking Annuity Payments, any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. These plans are called “Annuity Options” or “settlement options.” Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Options ends on the Annuity Date. Generally, once the Annuity Payments begin, the annuity option cannot be changed and you cannot make withdrawals or surrender the Contract.

IN ADDITION TO THE ANNUITY PAYMENT OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT, WHICH IS NOT AN ANNUITY PAYMENT OPTION. PLEASE SEE SECTION 5 OF THIS PROSPECTUS FOR ADDITIONAL INFORMATION ABOUT THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT.

Option 1: Annuity Payments For A Period Certain

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make the Annuity Payments monthly, or if You choose, quarterly, semiannually, or annually, for the period certain. If the Annuitant dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.

Option 2: Life Income Annuity Option With 10 Years Period Certain

Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If the Annuitant dies before we have made 10 years worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.

Other Annuity Options

We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.

TAX CONSIDERATIONS

Your Contract will be held in a custodial account established as an Individual Retirement Account (IRA) eligible for favorable tax treatment under the Code. Therefore, you should consider the required minimum distribution provisions of the Code when selecting your annuity option.

HOW WE DETERMINE ANNUITY PAYMENTS

Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (fixed period annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both fixed period annuities and life annuities. In each type of Annuity, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.

Assumptions that we use for life annuities and fixed period annuities differ, as detailed in the following overview:

Fixed Period Annuities

Generally speaking, in determining the amount of each Annuity payment under a fixed period annuity, we start with the Adjusted Contract Value, which is the value of your Contract minus any charge we impose for premium taxes, and add interest assumed to be earned over the fixed period. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a fixed period that exceeds life expectancy.

Life Annuities

There are more variables that affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.

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Below are the minimum guarantee assumptions, subject to the requirements of state insurance law, that we use to determine the guaranteed annuity benefit.

■	2% Interest
■	8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)
■	1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth

In addition, certain states may require the use of assumptions that produce a more favorable benefit. When these requirements apply, the more favorable benefit will be paid.

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4: WHAT IS THE DEATH BENEFIT?

The Death Benefit feature delivers the Contract Value to the Beneficiary.

BENEFICIARY

The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you sign the change request form, provided that we receive the form in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before the Owner dies. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation.

The optional Prudential IncomeFlex Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary of the Annuity and the IRA it funds, when you elect the benefit and when you die. See Section 5, “What is the Prudential IncomeFlex Select® Benefit?” The Spousal Benefit may be available for a same-gender spouse or civil union partner recognized under applicable state law. Provisions of a retirement plan or federal law, however, may limit or prevent a same-gender spouse or partner from receiving all or a portion of the Spousal Benefit. Also, certain withdrawals taken to satisfy minimum distributions required by law may be considered Excess Withdrawals, and if so, will reduce and potentially terminate the Spousal Benefit. You are strongly cautioned to consult with your tax or legal advisor before electing the Spousal Benefit for a same-gender spouse or civil union partner.

CALCULATION OF THE DEATH BENEFIT

If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly.

PAYOUT OPTIONS

The Code provides for alternative Death Benefit payment options when a contract is used as an IRA or other “qualified investment” that requires minimum distributions. Upon your death under an IRA or other “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE PRUDENTIAL INCOMEFLEX SPOUSAL BENEFIT. See Section 5, “What Is The Prudential IncomeFlex Select® Benefit?”

The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below:

Choice 1. Lump sum payment of the Death Benefit. If the Beneficiary does not choose a payout option within sixty days, the Beneficiary will receive this payout option. Payment as a transfer to another IRA titled as an inherited IRA would also be included in this payout option.

Choice 2. The payment of the entire Death Benefit by December 31st of the calendar year that contains the 5th anniversary of the date of death of the Owner. This option is available if death occurs before the date required minimum distributions must begin under the Code.

Choice 3. Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31st of the year following the year of death of the Owner. If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, this choice is not a permitted payout option under the Code, you may only choose Choice 1 or Choice 2.

For Contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.

If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31st of the year following the year of death, such Contract is deemed to have no designated Beneficiary.

A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

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If the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. The spouse may, within 60 days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above. In addition, the spouse can choose to defer payments until the IRA Owner would have reached age 70 1/2 or can change title to the account to the spouse’s name. NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THE PRUDENTIAL INCOMEFLEX SPOUSAL BENEFIT. See Section 5, “What Is The Prudential IncomeFlex Select® Benefit?”

The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Prudential Retirement Security Annuity?”

Any portion of the Death Benefit not applied under Choice 3 by December 31st of the year following the year of the Owner’s death, must be distributed by December 31st of the year including the five year anniversary of the date of death. The Worker, Retiree and Employer Recovery Act of 2008 suspended required minimum distributions for 2009. For Payout Option Choice 2, this means that 2009 does not count and the beneficiary is effectively given until December 31st of the calendar year that contains the 6th anniversary of the date of death of the Owner.

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5: WHAT IS THE PRUDENTIAL INCOMEFLEX SELECT® BENEFIT?

The Prudential IncomeFlex Select Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of an initial notional value (called the “Protected Income Base”), regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals). There are two options – one is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide the same annual withdrawal amount until the last to die of you and your spouse.

The base Prudential IncomeFlex Select Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual payments. You are not required to make withdrawals.

The Prudential IncomeFlex Spousal Benefit is optional. You may elect this benefit when you lock in your Annual Guaranteed Withdrawal Amount. There is an additional daily charge for this benefit, which applies only after the Lock-In Date. Once elected, the Spousal Benefit may not be revoked, and the additional daily charge will continue until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes.

The Prudential IncomeFlex Select Benefit is subject to certain restrictions described below.

TRANSFER OF RETIREMENT PLAN GUARANTEES

This Contract is sold exclusively to Participants who have a Prudential IncomeFlex Select Benefit in connection with a Retirement Plan. This Contract is designed to accept the transfer of certain Retirement Plan Prudential IncomeFlex Select Benefit values in connection with a direct rollover of assets to an Individual Retirement Account. In connection with the rollover transaction, each guarantee value described below will begin with a value equal to the corresponding Retirement Plan guarantee value, assuming a transfer of all Retirement Plan account assets invested in Eligible Investments. If less than 100% of assets invested in Eligible Investments are rolled over to the Contract, then the initial guarantee values described below will be reduced proportionately.

If you have more than one Retirement Plan IncomeFlex Select Benefit, we may limit your ability to transfer and combine multiple Retirement Plan IncomeFlex Benefits under this Annuity.

If you purchase this Contract prior to your Retirement Plan Lock-In Date, then your Retirement Plan Roll-Up and Highest Birthday Values will be used to determine your initial Roll-Up Value, Highest Birthday Value, and Protected Income Base under this Contract. You also can choose whether to elect the Prudential IncomeFlex Spousal Benefit at the time you lock in your Annual Guaranteed Withdrawal Amount under this Contract.

If you purchase this Contract on or after your Retirement Plan Lock-In Date, then your Retirement Plan Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this Contract. Your guaranteed withdrawals will be available immediately, and you will not establish a Roll-Up Value, Highest Birthday Value or Protected Income Base under this Contract. If you elected the Retirement Plan Prudential IncomeFlex Spousal Benefit, then you will automatically receive and be charged for the Prudential IncomeFlex Spousal Benefit under this Contract. If you purchase this Contract on or after your Retirement Plan Lock-In Date, then you may not add or remove the Spousal Benefit upon or after purchasing this Contract.

This section continues with a description of the basic elements of the Prudential IncomeFlex Select Benefit, including the Protected Income Base, Roll-Up Value, Highest Birthday Value and Annual Guaranteed Withdrawal Amount. Then this section describes and provides examples of how these elements apply in situations where you locked in your Prudential IncomeFlex Select Benefit in your Retirement Plan before purchasing this Contract. Next, this section explains how the elements apply when you lock in the benefit after purchasing this Contract. Finally, this section covers withdrawals, the optional Spousal Benefit, Step-Ups and other special considerations with the Prudential IncomeFlex Select Benefit.

PROTECTED INCOME BASE

The Protected Income Base is used to determine the Annual Guaranteed Withdrawal Amount. Your Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; or (C) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). In no event shall the Protected Income Base exceed $5,000,000. We reserve the right to increase this maximum.

ROLL-UP VALUE

The initial Roll-Up Value is determined by your Retirement Plan Roll-Up Value. If this Contract is purchased with 100% of the assets invested in Eligible Investments, then the initial Roll-Up Value equals the Retirement Plan Roll-Up Value on the date the

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rollover transaction is executed. If this Contract is purchased with less than 100% of the assets invested in the Eligible Investments, then the initial Roll-Up Value shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Roll-Up Value will be 60% of the Retirement Plan Roll-Up Value on the date the rollover transaction is executed. Your initial Roll-Up Value may be lower than the market value of assets transferred to purchase this Contract, and therefore your initial Roll-Up Value may be lower than your initial Contract Value.

Unless limited by state law, the Roll-Up Value will then equal the initial Roll-Up Value growing 5% per year, plus the amount of any subsequent Purchase Payments growing at 5% per year from the application of the Purchase Payment to your Contract, until the earlier of the date the Retirement Plan Participant (the “Participant”) attains (or would have attained) age 70 or the Lock-In Date. The Roll-Up Value is also increased by the amount of Purchase Payments made after the Participant attains (or would have attained) age 70 and before the Lock-In Date.

Withdrawals prior to the Lock-In Date reduce your Roll-Up Value proportionately. Each withdrawal reduces the Roll-Up Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).

Example – Proportional Reduction of Roll-Up Value

■ Contract Value:	$100,000
■ Withdrawal:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000 / $100,000):	10%
■ Roll-Up Value:	$120,000
■ Roll-Up Value reduced by 10% , or	$12,000
■ Adjusted Roll-Up Value:	$108,000

HIGHEST BIRTHDAY VALUE

The initial Highest Birthday Value is determined by your Retirement Plan Highest Birthday Value. If this Contract is purchased with 100% of the assets invested in Eligible Investments, then the initial Highest Birthday Value equals the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. If this Contract is purchased with less than 100% of the assets invested in the Eligible Investments, then the initial Highest Birthday Value shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Highest Birthday Value will be 60% of the Retirement Plan Highest Birthday Value on the date the rollover transaction is executed. Your initial Highest Birthday Value may be lower than the market value of assets transferred to purchase this Contract, and therefore your initial Highest Birthday Value may be lower than your initial Contract Value.

The Highest Birthday Value will then equal the greater of the initial Highest Birthday Value and the highest Contract Value attained on each of the Participant’s Birthdays, until the earlier of the date the Participant attains (or would have attained) age 70 or the Lock-In Date. Until the Lock-In Date, the Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made.

Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. Each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).

Example – Proportional Reduction of Highest Birthday Value

■ Contract Value:	$100,000
■ Withdrawal amount:	$10,000
■ Ratio of withdrawal to Contract Value ($10,000 / $100,000):	10%
■ Highest Birthday Value:	$120,000
■ Highest Birthday Value reduced by 10%, or	$12,000
■ Adjusted Highest Birthday Value:	$108,000

ANNUAL GUARANTEED WITHDRAWAL AMOUNT

The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each year, beginning on the Participant’s Birthday and ending on the last Business Day preceding the Participant’s next Birthday, (the “Birthday Year”) for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $250,000. We reserve the right to increase this maximum.

You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $800. Therefore, your Protected Income Base must equal $16,000 or more to lock in guaranteed withdrawals ($20,000 or more if your Guaranteed Withdrawal Percentage is 4%). Before purchasing the Contract, you should consider the description of Protected Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the Prudential IncomeFlex Select Benefit is subject to certain conditions, and thus is not guaranteed.

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LOCK-IN DATE ELECTED IN RETIREMENT PLAN

If your Retirement Plan Lock-In Date was elected before purchasing this contract, then your Retirement Plan Annual Guaranteed Withdrawal Amount will be used to determine your initial Annual Guaranteed Withdrawal Amount under this Contract. If you purchase this Contract with 100% of the assets invested in Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount equals the Retirement Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. If you purchase this Contract with less than 100% of the assets invested in the Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount shall be reduced proportionately. For example, if this Contract is purchased with 60% of the assets invested in Eligible Investments, then the initial Annual Guaranteed Withdrawal Amount will be 60% of the Retirement Plan Annual Guaranteed Withdrawal Amount on the date the rollover transaction is executed. The Annual Guaranteed Withdrawal Amount available between the date the Contract is issued and the end of the current Birthday Year will be reduced by guaranteed withdrawals made in the Retirement Plan during the same Birthday Year. In other words, guaranteed withdrawals made in the plan during the Birthday Year you purchase the Contract will count toward your guaranteed withdrawals under the Contract (adjusted in the manner described above if this Contract is purchased with less than 100% of assets invested in Eligible Investments).

You can increase your Annual Guaranteed Withdrawal Amount by making additional Purchase Payments (subsequent to the initial Purchase Payment). The amount of the increase is equal to the Guaranteed Withdrawal Percentage established on your Lock-In Date applied to any additional Purchase Payments. We will add the increase to your Annual Guaranteed Withdrawal Amount on the day you make the Purchase Payment, subject to the following:

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During the initial Birthday Year when the Contract is issued, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Birthday Year and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the initial Birthday Year will be reduced proportionately for the partial year remaining after the Purchase Payment is made. This adjustment in the initial Birthday Year will not reduce the Annual Guaranteed Withdrawal Amount in future Birthday Years.

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If the Purchase Payment is made after a withdrawal in a Birthday Year in excess of the Annual Guaranteed Withdrawal Amount, (an “Excess Withdrawal”), then the increase will not apply until the next Birthday Year. In other words, once an Excess Withdrawal has occurred in a Birthday Year, all additional withdrawals in that Birthday Year will be Excess Withdrawals, even if additional Purchase Payments are made. For information about Excess Withdrawals, see “Withdrawals Under The Prudential IncomeFlex Select Benefit,” later in this section.

Your Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Step-Up – Increase of Annual Guaranteed Withdrawal Amount”).

LOCK-IN DATE NOT ELECTED IN RETIREMENT PLAN

If your Retirement Plan Lock-In Date was not elected before purchasing this contract, then your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined when you choose to lock in your guaranteed withdrawals (the “Lock-In Date”). You must attain age 55 to elect a Lock-In Date. If you have attained age 65, then your initial Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base (4% of the Protected Income Base if you have not attained age 65), as of the Business Day prior to your Lock-In Date. The Protected Income Base is equal to the greatest of: (A) the Roll-Up Value; (B) the Highest Birthday Value; and (C) the Contract Value as of the Business Day prior to the Lock-In Date. If your Lock-In Date is not on the Participant’s Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Birthday Year and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Birthday Year you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Birthday Year will not reduce the Annual Guaranteed Withdrawal Amount in future Birthday Years.

You can increase your Annual Guaranteed Withdrawal Amount by making subsequent Purchase Payments after your Lock-In Date. The increase is equal to the Guaranteed Withdrawal Percentage established on your Lock-in Date applied to any additional Purchase Payments. We will add the increase to your Annual Guaranteed Withdrawal Amount on the day you make the Purchase Payment, subject to the following:

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During the Birthday Year you lock in guaranteed withdrawals, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and the Participant’s next Birthday will be prorated by the ratio of (i) the number of days remaining in the Birthday Year and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Birthday Year you lock in guaranteed withdrawals will be reduced proportionately for the partial year remaining after the Purchase Payment is made. This adjustment in the initial Birthday Year will not reduce the Annual Guaranteed Withdrawal Amount in future Birthday Years.

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If the Purchase Payment is made after an Excess Withdrawal has occurred in any Birthday Year, then the increase will not apply until the next Birthday Year. In other words, once an Excess Withdrawal has occurred in a Birthday Year, all additional withdrawals in that Birthday Year will be Excess Withdrawals, even if additional Purchase Payments are made.

Your Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Step-Up – Increase of Annual Guaranteed Withdrawal Amount”). If you wish to elect the optional Prudential IncomeFlex Spousal Benefit, then the

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Annual Guaranteed Withdrawal Amount availability (minimum age of 55), initial amount, and increases due to subsequent Purchase Payments (4% or 5%), will all be based on the age of the younger of you and your spouse.

Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 65+

Participant age:	66
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up Value)
Guaranteed Annual Withdrawal Amount:	$5,000	(5% of Protected Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, the Guaranteed Annual Withdrawal Amount increases $0.05 (or 5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $50, to $5,050.

Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Not Age 65

Participant age:	58
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (on Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up Value)
Guaranteed Annual Withdrawal Amount:	$4,000	(4% of Protected Income Base)

Future Purchase Payments: For each dollar of future Purchase Payments, Guaranteed Annual Withdrawal Amount increases $0.04 (or 4% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $40, to $4,040.

PRUDENTIAL INCOMEFLEX SPOUSAL BENEFIT

With the optional Prudential IncomeFlex Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage and your spouse’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date.

Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will equal 5% of the Protected Income Base if the younger spouse has attained age 65, or 4% of the Protected Income Base if the younger spouse is under age 65.

There is an additional charge for the Spousal Benefit. This additional charge begins on the Lock-In Date and continues until the last to die of you and your spouse.

The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of this Contract and the IRA it funds when you elect the benefit and when you die. Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable and once elected the additional charge will continue to apply until your Contract ends.

After your death, the IncomeFlex Spousal Benefit will continue to be paid until the death of your surviving spouse. You (during your lifetime) and your surviving spouse (after your death) may make additional Purchase Payments subject to the Guaranteed Withdrawal Percentage on the Lock-In Date. Any additional Purchase Payments made by you or your surviving spouse will increase the Annual Guaranteed Withdrawal Amount by the applicable Guaranteed Withdrawal Percentage applied to the additional Purchase Payment.

Example – Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Not Age 65

Participant age:	66
Spouse age:	64
Contract Value as of prior Business Day:	$80,000
Highest Birthday Value (HBV):	$100,000
Roll-Up Value:	$94,000
Protected Income Base (Lock-In Date):	$100,000	(greatest of Contract Value, HBV, and Roll-Up)
Guaranteed Annual Withdrawal Amount:	$4,000	(4% of Protected Income Base)

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Future Purchase Payments: For each dollar of future Purchase Payments, Guaranteed Annual Withdrawal Amount increases $0.04 (or 4% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $40, to $4,040.

SAME-GENDER SPOUSE OR CIVIL UNION PARTNER CONSIDERATIONS

The Spousal Benefit may be available for a same-gender spouse or civil union partner recognized under applicable state law. Provisions of a retirement plan or federal law, however, may limit or prevent a same-gender spouse or partner from receiving all or a portion of the Spousal Benefit. Also, certain withdrawals taken to satisfy minimum distributions required by law may be considered Excess Withdrawals, and if so, will reduce and potentially terminate the Spousal Benefit. You are strongly cautioned to consult with your tax or legal advisor before electing the Spousal Benefit for a same-gender spouse or civil union partner.

PRUDENTIAL INCOMEFLEX SPOUSAL BENEFIT – PARTICIPANT DEATH PRIOR TO LOCK-IN DATE (SPOUSAL STEP-IN BENEFIT)

If a Participant purchases this Contract and dies before the Lock-In Date, then his or her surviving spouse may continue this Contract and the Prudential IncomeFlex Select Benefit to the extent permitted by the Code.

If, prior to purchasing this Contract, a Participant dies after signing up for the Retirement Plan Prudential IncomeFlex Select Benefit and before the Retirement Plan Lock-In Date, then his or her surviving spouse may continue the Prudential IncomeFlex Select Benefit to the extent permitted by the Retirement Plan and the Code. The surviving spouse may rollover assets invested in Eligible Investments to this Contract to the same extent as the Participant, and will receive the same transfer of Prudential IncomeFlex guarantees that would have been available to the Participant, including the adjusted Highest Birthday and Roll-Up Values.

Continuation of the Prudential IncomeFlex Select Benefit under this Contract is subject to the following conditions:

■	The Participant’s Birthday will be used to determine:
■	the Roll-Up and Highest Birthday Values under this Contract;
■	the Birthday Year for Annual Guaranteed Withdrawal Amounts;
■	the availability and amount of Step-Ups.
■

At the Lock-In Date, the age of the surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments.

■

The charge for the base Prudential IncomeFlex Select Benefit will apply until the Lock-In Date. After the Lock-In Date, the additional charge for the Spousal Benefit will apply until the Contract ends.

■	If the surviving spouse remarries, he or she may not extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.

WITHDRAWALS UNDER THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT

The Prudential IncomeFlex Select Benefit guarantees your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Birthday Year for your lifetime.

The Prudential IncomeFlex Select Benefit does not affect your ability to make withdrawals under your Contract or limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Guaranteed Withdrawal Amount in any Birthday Year.

If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Birthday Year, the unused portion will expire and will not carry-over to subsequent Birthday Years. If your cumulative withdrawals in a Birthday Year are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Birthday Years.

Cumulative withdrawals in a Birthday Year that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Annual Guaranteed Withdrawal Amount in subsequent years will be reduced proportionately (except with regard to certain required minimum distributions described below under “Excess Withdrawals – Required Minimum Distributions”). This means your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.

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Examples – Impact of Withdrawals on Annual Guaranteed Withdrawal Amount

The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

Birthday Year:	May 12, 2011 through May 11, 2012
Annual Guaranteed Withdrawal Amount:	$ 10,000
Contract Value on June 15, 2011 (date of first withdrawal)	$160,000
Contract Value on July 15, 2011 (date of second withdrawal)	$150,000

Example 1. Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)

If $9,000 is withdrawn on June 15, 2011, then the following values would result:

■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $10,000 – $9,000 = $1,000
■	Annual Withdrawal Amount for future Birthday Years remains $10,000

If an additional $1,000 is withdrawn on July 15, 2011, then the following values would result:

■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $1,000 – $1,000 = $0
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000

Example 2. An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)

If $9,000 is withdrawn on June 15, 2011, then the following values would result:

■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $10,000 – $9,000 = $1,000
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000

If an additional $11,000 is withdrawn on July 15, 2011, then the following values would result:

■	Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $11,000 – $1,000 = $10,000
■	Remaining Annual Guaranteed Withdrawal Amount for current Birthday Year = $0
■	Contract Value immediately prior to Excess Withdrawal = $150,000 (July 15 Contract Value) – $1,000 (guaranteed portion of July 15 withdrawal) = $149,000
■	Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Withdrawal Amount = ($10,000 ÷ $149,000) × ($10,000) = $671.14
■	Annual Guaranteed Withdrawal Amount for future Birthday Years = $10,000 – $671.14 = $9,328.86
■	Contract Value immediately after the Excess Withdrawal = $149,000 – $10,000 = $139,000

EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS

You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each the “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each the “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the actuarial value of our guarantees under the Prudential IncomeFlex Select Benefit on the RMD Calculation Date.

If the required minimum distribution (RMD) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value”. Withdrawals taken in the RMD Payment Year, that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.

Example – Treatment of Withdrawals Related to Required Minimum Distributions

Birthday Year	May 12, 2011 through May 11, 2012
Contract Value on April 13, 2011	$160,000
Contract Value on May 13, 2011	$146,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000	(for calendar year 2011)
RMD Value	$4,000	(for calendar year 2011)

Example 1. Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)

If $14,000 is withdrawn on April 13, 2011, then the following values would result:

■	$10,000 applied against the Remaining Guaranteed Withdrawal Amount
■	$4,000 applied against the RMD Value
■	Contract Value = $160,000 – $14,000 = $146,000
■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000

If an additional $10,000 is withdrawn on May 13, 2011, then the following values would result:

■	Remaining Annual Guaranteed Withdrawal Amount for the current year = $10,000 – $10,000 = $0

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■	Annual Guaranteed Withdrawal Amount for future Birthday Years remains $10,000
■	Contract Value = $146,000 – $10,000 = $136,000

Example 2. An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)

If $20,000 is withdrawn on April 13, 2011, then the following values would result:

■	$10,000 applied against the Remaining Guaranteed Withdrawal Amount
■	$4,000 applied against the RMD Value
■	$6,000 counts as an Excess Withdrawal
■	Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96
■	Annual Guaranteed Withdrawal Amount for future Birthday Years = $10,000 – $410.96 = $9,589.04
■	Contract Value = $160,000 – $20,000 = $140,000

STEP-UP – INCREASE OF ANNUAL GUARANTEED WITHDRAWAL AMOUNT

The Annual Guaranteed Withdrawal Amount may increase if, due to positive market performance, your Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount.

The Step-Up Value is determined annually and equals 5% of your Contract Value on the last Business Day immediately before the Participant’s Birthday (4% of Contract Value if you did not attain age 65 on your Lock-In Date, or, if you elected the Spousal Benefit, either you and your spouse were not age 65 on your Lock-In Date). If the Step-Up Value is greater than your Annual Guaranteed Withdrawal Amount, then you are eligible to increase your Annual Guaranteed Withdrawal Amount to equal the Step-Up Value.

With each Step-Up, we increase the Annual Guaranteed Withdrawal Amount to be equal to the Step-Up Value. Any increase will be added to your Annual Guaranteed Withdrawal Amount on the day the Step-Up is effective.

The Step-Up will occur automatically unless the charge for the Prudential IncomeFlex Select Benefit has increased.

If we have increased the charges for the Prudential IncomeFlex Select Benefit, then you must choose whether or not to accept the Step-Up. If you do, then the current higher charges will apply to your entire Contract Value following a Step-Up.

If accepting the Step-Up will increase your Prudential IncomeFlex charges, then we will provide you with 90 days notice that you are eligible for the Step-Up and that the Step-Up will increase your charges. Unless you notify us in writing by the end of the 90 day period that you reject the Step-Up, the Step-Up and resulting increase in charges will be considered accepted. Any such increase in Prudential IncomeFlex charges would be subject to the maximum charge limit set forth in the Summary of Contract Expenses. If you reject a Step-Up, your rejection will be effective for that year only. You will be eligible for future Step-Ups beginning with the last Business Day immediately before your next Birthday.

Example – Step-Up Calculation

Birthday	May 12, 2011
Annual Guaranteed Withdrawal Amount	$4,000
Contract Value as of May 11, 2011	$100,000
Guaranteed Withdrawal Percentage	5%
■	Step-Up Value = $100,000 × 5% = $5,000
■	Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,000 > $4,000)
■	Annual Guaranteed Withdrawal Amount for future Birthday Years = $5,000

BENEFITS UNDER INCOMEFLEX

■

If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in monthly withdrawal payments, unless you request another payment frequency.

■	When the Contract Value equals zero, we will no longer accept Purchase Payments under the Contract.

MULTIPLE RETIREMENT PLANS – TRANSFER OF GUARANTEED VALUES

If you participate in more than one Retirement Plan and have more than one Retirement Plan IncomeFlex Select Benefit, the guaranteed values associated with the multiple benefits may be rolled over and combined into a single Prudential IncomeFlex Select Benefit under this Annuity, as described below. If the Prudential IncomeFlex Select Benefits under your Retirement Plans have the same Statuses and elections, the guaranteed values under your Retirement Plans will be transferred and combined into a single contract under an IRA, as described in Example 1 below. For purposes of determining the transfer of guaranteed values from multiple Retirement Plans to the Annuity, your Status is based upon the Guaranteed Withdrawal Percentage applicable to each Retirement Plan or Contract. If you locked-in your Annual Guaranteed Withdrawal Amount in your Retirement Plan and elected

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the Retirement Plan Spousal Benefit, the spousal benefit under each Retirement Plan Spousal Benefit must cover the same spouse in order for the guaranteed values to transfer and combine under this Annuity.

If the Statuses and elections are not the same between two or more Retirement Plans, you may roll over the guaranteed values associated with one Retirement Plan Prudential IncomeFlex Select Benefit. The Contract Value of the assets remaining in the other Retirement Plan(s) may remain in the Retirement Plan with the associated guaranteed values applicable to that plan, or may be transferred as an additional Purchase Payment under this Annuity as described in Example 2 below. The guaranteed values associated with the funds rolled over as an additional Purchase Payment from the other Retirement Plan(s) will be cancelled.

You may rollover funds and establish only one IRA under this Annuity. If you have more than two Retirement Plan Prudential IncomeFlex Select Benefits, and the Statuses and election differ, you may elect to rollover the guaranteed value as an additional Purchase Payment as shown in the Example 2 below.

The examples below describe how guaranteed values associated with multiple Retirement Plan IncomeFlex Select Benefits may be transferred to this Annuity.

The Guaranteed Withdrawal Percentages used in the examples below are based upon your age or the age of the younger of you and your spouse, if you elect the Spousal Benefit as described in the chart below. Your Withdrawal Percentage at Lock-In will be based on the younger of you or your spouse if the Spousal Benefit is elected. Multiple benefits may be combined and transferred to this Annuity but may only be used to establish one IRA funded by this Annuity.

Age at Lock-In (using age of younger spouse)	Withdrawal Percentage
55-64	4.00%
65+	5.00%

Example 1 – Transferring Multiple Retirement Plan Benefits

Rolling Over and Combining Retirement Plan IncomeFlex Select Benefits into one Contract

Participant Status & Elections	Retirement Plan I	Retirement Plan II	Values Under this Annuity
Lock-In Date Elected	Yes (age 65)	Yes (age 69)	Yes
Spousal Benefit Elected	Yes	Yes	Yes
Guaranteed Withdrawal %	5.00%	5.00%	5.00%
Contract Value	$25,000	$75,000	$100,000
Income Base	$30,000	$100,000	$130,000
Annual Guaranteed Withdrawal Amount	$1,500	$5,000	$6,500

This example presumes that the Participant locked-in with the Spousal Benefit in both Retirement Plans and elected the same person as the spousal Beneficiary under both. If the spouse identified as the spousal Beneficiary under both Retirement Plan Spousal Benefits had not been the same, the guarantees would not rollover and combine under this Annuity. In such instance you could elect to rollover the Contract Value of one Retirement Plan Benefit as an additional Purchase Payment as described in Example 2 below, or leave the assets and the associated guaranteed values in your Retirement Plan.

Example 2 – Transferring Multiple Retirement Plan Benefits

Rolling Over Retirement Plan IncomeFlex Select Benefits into one Contract with an Additional Purchase Payment

Participant Status & Elections	Retirement Plan I	Retirement Plan II	Values Under this Annuity
Lock-In Date Elected	Yes (age 64)	Yes (age 67)	Yes
Spousal Benefit Elected	Yes	No	No
Guaranteed Withdrawal %	4.00%	5.00%	5.00%
Contract Value	$25,000	$75,000	$100,000
Income Base	$30,000	$100,000	$125,000
Annual Guaranteed Withdrawal Amount	$1,200	$5,000	$6,250*

Because the multiple benefits have different Statuses and elections, the associated guaranteed values cannot be combined under this Annuity. This example assumes the Contract Owner elects to rollover Retirement Plan Prudential IncomeFlex Select Benefit II to this Annuity, followed by an additional Purchase Payment in the amount of the Contract Value of Retirement Plan Prudential IncomeFlex Select Benefit I ($25,000) applied at the Guaranteed Withdrawal Percentage of Retirement Plan II (5%)*. The Contract Value of Retirement Plan Benefit I reduces to zero and the guarantees and elections associated with Retirement Plan Benefit I are cancelled upon the transfer.

*	The $1,250 amount over $5,000 derives from the additional Purchase Payment associated with Retirement Plan I.

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OTHER IMPORTANT CONSIDERATIONS

■

Withdrawals made while the Prudential IncomeFlex Select Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the contract. The Prudential IncomeFlex Select Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal. If you surrender your Contract, you will receive the current Contract Value, not the Protected Income Base or Annual Guaranteed Withdrawal Amount.

■

The Prudential IncomeFlex Select Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional income base. IncomeFlex may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.

■

We impose a charge for IncomeFlex, which you will begin paying as soon as you buy the contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.

■

You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under IncomeFlex. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).

■

Note that withdrawals are taken from your own Contract Value – we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).

TERMINATION OF THE INCOMEFLEX SELECT BENEFIT AND WAITING PERIOD

You may terminate the Prudential IncomeFlex Select Benefit by surrendering your Contract. If you terminate the Prudential IncomeFlex Select Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.

The Prudential IncomeFlex Select Benefit terminates:

■	upon your surrender of the Contract,
■	upon your death (or the death of you and your spouse, if the Spousal Benefit was elected),
■	upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a Prudential IncomeFlex Spousal Benefit, or
■	upon your election to begin receiving Annuity Payments.

We cease imposing the charge for the Prudential IncomeFlex Select Benefit upon the effective date of the benefit termination for the events described above.

While you may terminate IncomeFlex at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may stop offering the Prudential IncomeFlex Select Benefit by refusing new Purchase Payments, or we may increase related charges for new Purchase Payments and Step-Up transactions at any time in the future.

Currently, if you terminate the Prudential IncomeFlex Select Benefit, you will only be permitted to re-elect the benefit in another of our contracts after 90 calendar days from the date the benefit was last terminated.

ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS

You have purchased the Contract as an investment vehicle to be held by a custodial, traditional IRA. Required minimum distribution rules under the Code require that you begin receiving periodic amounts from your IRA beginning after age 70 1/2. The amount required under the Code may exceed the Annual Guaranteed Withdrawal Amount. See “Excess Withdrawals – Required Minimum Distributions,” earlier in this section.

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6: HOW CAN I PURCHASE THE PRUDENTIAL RETIREMENT SECURITY ANNUITY?

PURCHASE PAYMENTS

The initial Purchase Payment is the amount of money you give us to purchase the Contract. Unless we agree otherwise and subject to our rules, the minimum initial Purchase Payment is $20,000. You must get our prior approval for any initial and additional Purchase Payment of $1 million or more, unless we are prohibited under applicable state law from insisting on such prior approval. To the extent permitted by law, we reserve the right to cease accepting new Purchase Payments under the Contract at any time. Any decision on our part to cease accepting new Purchase Payments will be done on a non-discriminatory basis. With some restrictions, you can make additional Purchase Payments of no less than $50 at any time during the Accumulation Phase. Currently, we waive this minimum Purchase Payment requirement, but may impose it at any time in the future.

Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity. In order for it to be used to fund an IRA, the Contract must be issued to a custodial account established as an IRA.

Absent our prior approval, we may temporarily suspend the right to make additional Purchase Payments during the 90-day period following an Excess Withdrawal or any withdrawal before the Lock-In Date.

AGE RESTRICTIONS

Absent our prior approval, the following age restrictions apply to purchases of the Contract. As of the Contract Date, you must be (1) age 50 or older, and (2) age 85 or younger.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a Contract and when you make an additional Purchase Payment, we will allocate your Purchase Payment among the variable options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

When you make an additional Purchase Payment, we will allocate it in the same way as your most recent Purchase Payment unless you tell us otherwise.

You may change your allocation of future Purchase Payments at any time. Contact the Prudential Retirement Service Center for details.

If you are purchasing this Contract through an Individual Retirement Account, we will allocate your initial Purchase Payment to the Separate Account within two (2) Business Days after we receive the Purchase Payment in Good Order at the Prudential Retirement Service Center. If it is not received in Good Order, we may either return the Purchase Payment immediately, or retain it, generally for no more than two (2) Business Days, but not to exceed (5) Business Days, while we try to reach you to obtain the necessary information. If we are unable to do so successfully, we will return the Purchase Payment to you within (5) Business Days. Once we obtain the required information, we will invest the Purchase Payment and issue the Contract within two (2) Business Days. With respect to your initial Purchase Payment that is pending investment in the Separate Account, we may hold the amount temporarily in a suspense account, and may earn interest on such amount. You will not be credited with interest during that period.

At our discretion, we may give initial and subsequent Purchase Payments (as well as transfers) received in Good Order by certain broker/dealers prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Prudential Retirement Service Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker/dealer.

CALCULATING CONTRACT VALUE

The value of your Contract will go up or down depending on the investment performance of the Variable Investment Options you choose. To determine the value of your Contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

Every day we determine the value of an accumulation unit for each of the Variable Investment Options. We do this by:

1)	Adding up the total amount of money allocated to a specific investment option;
2)	Subtracting from that amount insurance charges and any other applicable charges such as for taxes; and
3)	Dividing this amount by the number of outstanding accumulation units.

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When you make a Purchase Payment to a Variable Investment Option, we credit your Contract with accumulation units of the sub-account or sub-accounts for the investment options you choose. The number of accumulation units credited to your Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your Contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

We cannot guarantee that your Contract Value will increase or that it will not fall below the amount of your total Purchase Payments.

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7: WHAT ARE THE EXPENSES ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY?

There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.

The charges under the Contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contracts. If, as we expect, the charges that we collect from the Contracts exceed our total costs in connection with the Contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract.

INSURANCE AND ADMINISTRATIVE CHARGES

Each day we make a deduction for the insurance and administrative charges. These charges cover our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the Contract. This includes preparing and issuing the Contract; establishing and maintaining Contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.

The current insurance and administrative charge equals, on an annual basis 0.50% of the daily value of the Contract. We have the right to increase this charge up to 1.60%, but we have no current intention to do so. We will give you written notice before increasing this charge.

PRUDENTIAL INCOMEFLEX SELECT BENEFIT CHARGES

In addition to the current insurance and administrative charge, we make a daily deduction for the charges associated with the Prudential IncomeFlex Select Benefit. The charge for the optional Prudential IncomeFlex Spousal Benefit is in addition to the charge for the base Prudential IncomeFlex Select Benefit. We impose a current annual charge of 0.95% for the base Prudential IncomeFlex Select Benefit, which we have the right to increase up to 1.45%, but we have no current intention to do so. If you elect the optional Prudential IncomeFlex Spousal Benefit, then we impose an additional current annual charge of 0.50%, resulting in the current total annual charge of 1.95%. We have the right to increase the optional Prudential IncomeFlex Spousal Benefit charge up to 0.60%, but we have no current intention to do so. We will give you written notice before increasing these charges. Any increase in these IncomeFlex charges would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. Please see “Step-Up-Increase Of Annual Guaranteed Withdrawal Amount” in Section 5, “What Is The Prudential IncomeFlex Select® Benefit?”

If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contracts.

ANNUAL CONTRACT FEE

We may impose a fee of up to $150 per year for administrative expenses. We currently waive this fee. However, we may begin to impose or increase this fee up to $150 at any time, but we have no current intention to do so. If we impose this fee, it will generally be assessed quarterly on the last Business Day of the quarter. Also, we may establish and modify the level of Contract Value at which we waive this fee. The fee will be deducted proportionately from each of the Contract’s Variable Investment Options.

TAXES ATTRIBUTABLE TO PREMIUM

There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

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TRANSFER FEE

You can make up to 12 free transfers every Contract year. We measure a Contract year from the date we issue your Contract (Contract Date). If you make more than 12 transfers in a Contract year, we may deduct a transfer fee of up to a maximum of $30 per transfer. Currently, we waive this fee. If we begin to impose this fee, we will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES

We pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the Contract Owner in the future for any such tax.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.

UNDERLYING MUTUAL FUND FEES

When you allocate a Purchase Payment or a transfer to the Variable Investment Options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees and incur operating expenses that are in addition to the Contract-related fees described in this section. For 2012, without regard to expense caps, the fees and operating expenses of these funds ranged from 0.94% to 1.59% annually.

For certain funds, expenses may be reduced pursuant to expense waivers and comparable arrangements. In general, these expense waivers and comparable arrangements are not guaranteed, and may be terminated at any time.

For additional information about these fund fees, please consult the prospectuses for the funds.

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8: HOW CAN I ACCESS MY MONEY?

You can access your money by:

■	Making a withdrawal (either partial or complete); or
■	Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase?”

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date we receive your request in Good Order at the Prudential Retirement Service Center.

Unless you specify otherwise, in writing, any partial withdrawal will be made proportionately from all of the Variable Investment Options you have selected. The minimum amount that may be withdrawn is $250 or, if less the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.

Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will price your withdrawals received in Good Order at the end of the Business Day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.

Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9.

SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

■	The New York Stock Exchange is closed (other than customary weekend and holiday closings);
■	Trading on the New York Stock Exchange is restricted;
■	An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or
■	The SEC, by order, permits suspension or postponement of payments for the protection of Owners.

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9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE PRUDENTIAL RETIREMENT SECURITY ANNUITY?

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax-qualified plans. Certain spousal rights under the Contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a “marriage” as a legal union between a man and a woman and a “spouse” as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Please note there may be federal tax consequences at the death of the first same-sex civil union partner, domestic partner or spouse. Same-sex civil union couples, domestic partners and spouses should consider that limitation before selecting the Spousal Benefit under the Annuity.

This Contract will be purchased by a custodial IRA, which can hold other permissible assets other than the Annuity. This Contract is currently not available for Roth IRA or other tax favored plans. The terms and administration of the trust or custodial account in accordance with the laws and regulations are the responsibility of the applicable trustee or custodian.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored Retirement Plans.

Currently, the Contract will be purchased for use in connection with Individual Retirement Accounts, which are subject to
Section 408(a) of the Code. This Contract is issued as a nonqualified annuity. In order for it to be used for an IRA, the Contract must be issued to a custodial account established as an IRA. This description assumes that you have satisfied the requirements for eligibility for these accounts.

You should be aware that tax favored plans such as IRAs generally provide Tax Deferral regardless whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional Tax Deferral benefits.

IRAs. When you purchase this Contract for use in an IRA, we will provide you with a copy of the prospectus and Contract. If the IRA is being established at the same time you purchase the Contract, an “IRA Disclosure Statement,” containing information about eligibility, contribution limits, tax particulars, and other IRA information will be delivered to you separately. In addition to this information (some of which is summarized below), the Code requires that you have a “revocation period” for seven (7) days following receipt of the IRA Disclosure Statement to cancel the IRA funded by the Contract and receive a refund equal to the amount of your Purchase Payments. The revocation period runs concurrent with any free look period required by State law. During this “revocation period,” you can cancel the Contract by notifying us in writing, and you will receive a refund equal to the greater of your Purchase Payments or the Contract Value (as of the date you surrendered your Contract), less any applicable federal and state income tax withholding. After the revocation period ends, you may still cancel the Contract during the remaining free look period. See “Short Term Cancellation Right or “Free Look” in Section 1, “What Is The Prudential Retirement Security Annuity?” Please note this does not apply if you are not establishing an IRA at the same time you purchase the Contract.

Contributions Limits/Rollovers. Because of the way the Contract is designed, you may only purchase a Contract for an IRA in connection with a “rollover” of amounts from a qualified Retirement Plan (see cover page of prospectus). You must make a minimum initial payment of $20,000 to purchase a Contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2013, the limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year.

The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored Retirement Plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the Contract, you can make regular IRA contributions under the Contract (to the extent permitted by law and the Contract). However, if you make such regular IRA contributions, you should note that you will not be able to treat the Contract as a “conduit IRA,” which means that you will not retain possible favorable tax treatment if you subsequently “roll over” the Contract funds originally derived from a qualified Retirement Plan into another Section 401(a) plan. Beginning in 2007, non-spouse beneficiaries can also roll over distributions from a tax favored Retirement Plan into an inherited IRA. Currently this Contract is not available to fund inherited IRAs.

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Distributions. Usually, the full amount of any distribution from an IRA (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

■	A 10% “early distribution penalty”;
■	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
■	Failure to take a minimum distribution.

REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION

When you hold the Contract under an IRA (or other tax-favored plan), IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment from the IRA must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.

To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the actuarial value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of the Prudential IncomeFlex Select Benefit.

You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. Similarly, if the IRA that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.

REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS

Upon your death under an IRA, the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that beneficiary is your surviving spouse.

If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31st of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the Contract is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. The Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31st of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31st of the year including the six year anniversary of the date of death.

If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

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A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA before you attain age 59 1/2.

Amounts are not subject to this tax penalty if:

■	the amount is paid on or after you reach age 59 1/2 or die;
■	the amount received is attributable to your becoming disabled; or
■

the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

■

For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default.

■

For certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, we are required to withhold 20% for federal income tax. The 20% withholding requirement does not apply to (1) distributions for your life or life expectancy, or joint and last survivor expectancy of you and a designated Beneficiary; (2) distributions for a specified period of 10 years or more: (3) distributions required as minimum distributions; or (4) hardship distributions of salary deferral amounts.

■	For all other distributions, we will withhold at a 10% rate.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.

Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 7, “What Are The Expenses Associated With The Prudential Retirement Security Annuity?” Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

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10: OTHER INFORMATION

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (PRIAC)

PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. PRIAC’s principal business address is 280 Trumbull Street, Hartford, CT, 06103. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”).

The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc., Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial, Prudential Insurance, nor any other related company has any legal responsibility to pay amounts that PRIAC may owe under the Contract.

THE SEPARATE ACCOUNT

We have established a Separate Account, the PRIAC Variable Contract Account A (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Connecticut law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company.

The assets of the Separate Account are held in the name of PRIAC and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of PRIAC. Assets of the Separate Account may not be charged with liabilities arising out of any other business of PRIAC. However, all obligations under the Contract are PRIAC’s general corporate obligations. More detailed information about PRIAC, including its audited financial statements, is provided in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), a wholly-owned subsidiary of Prudential Financial, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. PIMS acts as the distributor of a number of variable annuity contracts and variable life insurance products we and our affiliates offer.

PIMS’s principal business address is Three Gateway Center, 14th Floor, Newark, New Jersey 07102. PIMS is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (FINRA).

The Contract is offered on a continuous basis. PIMS may enter into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PIMS may offer the contract directly to potential purchasers.

Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.

We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.

In addition, in an effort to promote the sale of our products (which may include the placement of PRIAC, affiliates of PRIAC and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or our affiliates, including PIMS, may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to PIMS. A list of firms that PIMS paid pursuant to such arrangements, if any, related to the sale of variable annuities, is provided in the Statement of Additional Information which is available upon request.

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To the extent permitted by FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LITIGATION

PRIAC may be subject to various pending or threatened legal or regulatory proceedings arising from the conduct of its business. Most of these matters are routine and in the ordinary course of business.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In October 2007, PRIAC filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in PRIAC’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of PRIAC, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which PRIAC believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while PRIAC pursues these remedies, PRIAC implemented a process under which affected plan clients that authorized PRIAC to proceed on their behalf have received payments from funds provided by PRIAC for the losses referred to above. The Company’s consolidated financial statements, and the results of the Retirement segment included in the Company’s U.S. Retirement Solutions and Investment Management Division, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid PRIAC, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to PRIAC does not resolve any claims PRIAC has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, PRIAC moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on PRIAC’s complaint. In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part PRIAC’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to PRIAC’s plan clients. In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them. The court held that PRIAC did not prove that State Street breached its duty of loyalty to the plans under ERISA. The court held that State Street’s breaches caused the plans’ losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement. The court did not rule on State Street’s counterclaims and reserved judgment on PRIAC’s requests for pre-judgment interest and attorney’s fees. In May 2012, the Company filed a motion seeking partial summary judgment to dismiss State Street’s counterclaims which was denied by the court in November 2012. In December 2012, the parties reached an

37

agreement in principle to settle the matter. Pursuant to the settlement agreement, PRIAC received $33 million in addition to the amount previously recovered as a result of the SEC settlement. These recoveries reimburse PRIAC for amounts previously paid to the plans for their losses and related costs. In January 2013, the action was dismissed with prejudice in accordance with the settlement.

Litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of PRIAC in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of a litigation or regulatory matter. Management believes, however, that the ultimate outcome of all pending or threatened litigation or regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on PRIAC’s financial position.

ASSIGNMENT

This Contract must be used to fund an Individual Retirement Account, and therefore you generally may not assign the contract during your lifetime.

MISSTATEMENT OF AGE – ANNUITY PAYMENTS

If there has been a misstatement of the age and/or any other relevant facts of any person upon whose life Annuity Payments are based, then, to the extent permitted by applicable law, we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

MISSTATEMENTS AND CORRECTIONS AFFECTING THE PRUDENTIAL INCOMEFLEX SELECT BENEFIT

If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the Prudential IncomeFlex Select Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.

SERVICE PROVIDERS

We generally conduct our operations through staff employed by us or our affiliates within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. As of December 31, 2012, non-affiliated entities that could be deemed service providers to the separate account, with respect to this Contract, consisted of the following: Broadridge Financial Solutions, Inc. (proxy tabulation services, fulfillment vendor for mailing applications, forms, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; Diversified Information Technologies Inc. (mail handling and records management) located at 123 Wyoming Avenue, Scranton, PA 18503; RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive, Chicago, IL 60606-4301; State Street Bank – Kansas City (custodian and accumulation unit value calculations) located at 801 Pennsylvania Avenue, Kansas City, MO 64105.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

■	Company
■	Experts
■	Principal Underwriter
■	Payments Made to Promote Sale of Our Products
■	Determination of Accumulation Unit Values
■	Federal Tax Status
■	Financial Statements

HOW TO CONTACT US

You can contact the Prudential Retirement Service Center by:

■

calling (877) 778-2100 during our normal business hours, 8:00 a.m. to 9:00 p.m. Eastern Time, Monday through Friday, to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.

■

writing to us via regular or express mail at 30 Scranton Office Park, Scranton, PA 18507-1789. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

■	accessing information via our internet website at www.prudential.com/online/retirement.

You can obtain account information by calling our automated response system and at www.prudential.com/online/retirement. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access

38

your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system and at www.prudential.com/online/retirement.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. PRIAC does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. PRIAC reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

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Prudential Retirement Security Annuity

ACCUMULATION UNIT VALUES: Fee Rate of 1.45%

	Accumulation Unit Value at Beginning of Period (Rounded)	Accumulation Unit Value at End of Period (Rounded)	Number of Accumulation Units Outstanding at End of Period (000 Omitted)
AST Academic Strategies Asset Allocation Portfolio
05/01/2007* to 12/31/2007	$9.97	$10.39	—
01/01/2008 to 12/31/2008	$10.39	$6.98	—
01/01/2009 to 12/31/2009	$6.98	$8.55	—
01/01/2010 to 12/31/2010	$8.55	$9.44	24
01/01/2011 to 12/31/2011	$9.44	$9.06	24
01/01/2012 to 12/31/2012	$9.06	$10.05	24
AST Balanced Asset Allocation Portfolio
05/01/2007* to 12/31/2007	$9.98	$10.41	—
01/01/2008 to 12/31/2008	$10.41	$7.31	—
01/01/2009 to 12/31/2009	$7.31	$8.89	—
01/01/2010 to 12/31/2010	$8.89	$9.84	33
01/01/2011 to 12/31/2011	$9.84	$9.58	56
01/01/2012 to 12/31/2012	$9.58	$10.62	271
AST Capital Growth Asset Allocation Portfolio
05/01/2007* to 12/31/2007	$9.97	$10.38	—
01/01/2008 to 12/31/2008	$10.38	$6.66	—
01/01/2009 to 12/31/2009	$6.66	$8.22	—
01/01/2010 to 12/31/2010	$8.22	$9.19	—
01/01/2011 to 12/31/2011	$9.19	$8.84	22
01/01/2012 to 12/31/2012	$8.84	$9.90	49
AST Preservation Asset Allocation Portfolio
05/01/2007* to 12/31/2007	$9.99	$10.45	—
01/01/2008 to 12/31/2008	$10.45	$8.29	—
01/01/2009 to 12/31/2009	$8.29	$9.81	13
01/01/2010 to 12/31/2010	$9.81	$10.69	13
01/01/2011 to 12/31/2011	$10.69	$10.64	42
01/01/2012 to 12/31/2012	$10.64	$11.57	95

*	Date that Portfolio was first offered in this product

40

Prudential Retirement Security Annuity

ACCUMULATION UNIT VALUES: Fee Rate of 1.95%

	Accumulation Unit Value at Beginning of Period (Rounded)	Accumulation Unit Value at End of Period (Rounded)	Number of Accumulation Units Outstanding at End of Period (000 Omitted)
AST Academic Strategies Asset Allocation Portfolio
05/01/2007* to 12/31/2007	$9.97	$10.35	—
01/01/2008 to 12/31/2008	$10.35	$6.92	—
01/01/2009 to 12/31/2009	$6.92	$8.44	—
01/01/2010 to 12/31/2010	$8.44	$9.27	—
01/01/2011 to 12/31/2011	$9.27	$8.85	—
01/01/2012 to 12/31/2012	$8.85	$9.77	—
AST Balanced Asset Allocation Portfolio
05/01/2007* to 12/31/2007	$9.98	$10.37	—
01/01/2008 to 12/31/2008	$10.37	$7.25	—
01/01/2009 to 12/31/2009	$7.25	$8.77	—
01/01/2010 to 12/31/2010	$8.77	$9.66	—
01/01/2011 to 12/31/2011	$9.66	$9.36	—
01/01/2012 to 12/31/2012	$9.36	$10.32	—
AST Capital Growth Asset Allocation Portfolio
05/01/2007* to 12/31/2007	$9.97	$10.34	—
01/01/2008 to 12/31/2008	$10.34	$6.60	—
01/01/2009 to 12/31/2009	$6.60	$8.11	—
01/01/2010 to 12/31/2010	$8.11	$9.02	—
01/01/2011 to 12/31/2011	$9.02	$8.63	—
01/01/2012 to 12/31/2012	$8.63	$9.63	—
AST Preservation Asset Allocation Portfolio
05/01/2007* to 12/31/2007	$9.99	$10.41	—
01/01/2008 to 12/31/2008	$10.41	$8.22	—
01/01/2009 to 12/31/2009	$8.22	$9.68	—
01/01/2010 to 12/31/2010	$9.68	$10.49	—
01/01/2011 to 12/31/2011	$10.49	$10.39	2
01/01/2012 to 12/31/2012	$10.39	$11.25	1

*	Date that Portfolio was first offered in this product

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PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE PRUDENTIAL RETIREMENT SECURITY ANNUITY DESCRIBED IN PROSPECTUS

(print your name)

(address)

(city/state/zip code)

Variable Annuity Issued by: PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY A Prudential Financial Company 280 Trumbull Street Hartford, CT 06103-3509	Variable Annuity Distributed by: PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC A Prudential Financial Company Three Gateway Center, 14th Floor Newark, NJ 07102

MAILING ADDRESS:

PRUDENTIAL RETIREMENT SERVICE CENTER

30 Scranton Office Park,

Scranton, PA 18507-1789

Prudential Retirement 30 Scranton Office Park Scranton, PA 18507-1789

Ed. 05-2013
SS-IFX-RO-PROSP	NS03128

STATEMENT OF ADDITIONAL INFORMATION: May 1, 2013

PRIAC VARIABLE CONTRACT ACCOUNT A

PRUDENTIAL RETIREMENT SECURITY ANNUITY

The Prudential Retirement Security Annuity (the “Contract”) is a flexible premium deferred contract issued by Prudential Retirement Insurance and Annuity Company (“PRIAC”), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). The Contract is funded through the PRIAC Variable Contract Account A (the “Account”). The Contract is purchased by making an initial purchase payment of $20,000 or more. With some restrictions, you can make additional Purchase Payments by means other than electronic fund transfer of no less than $50.00 at any time during the Accumulation Phase. We currently waive this minimum purchase amount.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prudential Retirement Security Annuity prospectus, dated May 1, 2013. To obtain a copy of the prospectus, without charge, you can write to the Prudential Retirement Service Center, 30 Scranton Office Park, Scranton, PA 18507-1789, or contact us by telephone at (877) 778-2100.

Prudential Retirement Insurance and Annuity Company	Prudential Retirement Service Center
280 Trumbull Street	30 Scranton Office Park
Hartford, CT 06103-3509	Scranton, PA 18507-1789

Telephone: (860) 534-2000	Telephone: (877) 778-2100

Prudential IncomeFlex Select® is a registered trademark of The Prudential Insurance Company of America.

COMPANY

PRIAC is a stock life insurance company incorporated under the laws of Connecticut in 1981. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly a subsidiary of Connecticut General Life Insurance Company, which is an indirect, wholly-owned subsidiary of CIGNA Corporation, Philadelphia, Pennsylvania. On April 1, 2004, the Company was acquired by The Prudential Insurance Company of America, a New Jersey corporation (“Prudential Insurance”). The Company is a wholly-owned subsidiary of Prudential Insurance, which in turn is an indirect wholly-owned subsidiary of Prudential Financial, Inc., Newark, New Jersey, an insurance holding company. As PRIAC’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of PRIAC and Prudential Insurance. However, neither Prudential Financial, Prudential Insurance, nor any other related company has any legal responsibility to pay amounts that PRIAC may owe under the contract.

EXPERTS

The financial statements of Prudential Retirement Insurance and Annuity Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and the financial statements of PRIAC Variable Contract Account A as of December 31, 2012 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, New York 10017.

PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC (“PIMS”), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which Contracts may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

During 2012, 2011, and 2010 no payments were made to PIMS for services as principal underwriter.

PIMS may pay commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, PIMS may pay trail commissions to registered representatives who maintain an ongoing relationship with a Contract Owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of PRIAC or PIMS on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Contract’s features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm’s registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PIMS also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PIMS may pay which are broadly defined as follows:

•

Percentage Payments based upon “Assets under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all PRIAC products that were sold through the firm (or its affiliated broker-dealers).

•

Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under PRIAC annuity products sold through the firm (or its affiliated broker-dealers).

•

Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-
dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

2

DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each Business Day. On any given Business Day the value of a unit in each sub-account will be determined by multiplying the value of a unit of that sub-account for the preceding Business Day by the net change factor for that sub-account for the current Business Day. The net change factor for any Business Day is determined by dividing the value of the assets of the sub-account for that day by the value of the assets of the sub-account for the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a sub-account is determined by multiplying the number of shares of the Advanced Series Trust (“AST”) or other funds held by that sub-account by the net asset value of each share.

FEDERAL TAX STATUS

Other Tax Rules

1. Diversification

The Internal Revenue Code provides that the underlying investments for the Variable Investment Options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the Variable Investment Options for the Contract meet these diversification requirements.

2. Investor Control

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

3. Entity Owners

When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.

4. Generation-Skipping Transfers

If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

FINANCIAL STATEMENTS

The financial statements for Prudential Retirement Insurance and Annuity Company included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of PRIAC to meet its obligations under the Contract.

3

FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF NET ASSETS

December 31, 2012

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
ASSETS/(LIABILITIES)
Investments in the portfolios, at value	$5,195,519	$706,860	$15,357,947
Receivable from/(Payable to) the Prudential Insurance Company of America	$2	$0	$7

Net Assets	$5,195,521	$706,860	$15,357,954

NET ASSETS, representing:
Accumulation units	$5,195,521	$706,860	$15,357,954

Units Outstanding	524,569	70,350	1,448,677

Portfolio shares held	454,949	61,843	1,309,288
Portfolio net asset value per share	$11.42	$11.43	$11.73
Investment in portfolio shares, at cost	$3,719,897	$610,125	$11,979,107

STATEMENT OF OPERATIONS For the period ended December 31, 2012
	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio	AST Academic Strategies Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio
	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012
INVESTMENT INCOME
Dividend Income	$47,582	$7,446	$158,384

EXPENSES
Fees Charged for Insurance and Administration	73,483	9,964	218,016

NET INVESTMENT INCOME (LOSS)	(25,901)	(2,518)	(59,632)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	506,989
Realized gain (loss) on shares redeemed	12,522	1,467	(8,245)
Net change in unrealized gain (loss) on investments	576,193	71,960	1,029,421

NET GAIN (LOSS) ON INVESTMENTS	588,715	73,427	1,528,165

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$562,814	$70,909	$1,468,533

The accompanying notes are an integral part of these financial statements.

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SUBACCOUNTS (Continued)
AST Preservation Asset Allocation Portfolio	Prudential Asset Allocation Portfolio	Vanguard Balanced Index Fund

$6,277,447	$38,536,404	$15,610,429

$0	$(17)	$(4)

$6,277,447	$38,536,387	$15,610,425

$6,277,447	$38,536,387	$15,610,425

543,819	3,049,912	1,523,896

520,950	2,899,654	657,005
$12.05	$13.29	$23.76
$4,973,390	$38,035,071	$15,352,936

SUBACCOUNTS (Continued)
AST Preservation Asset Allocation Portfolio	Prudential Asset Allocation Portfolio	Vanguard Balanced Index Fund
01/01/2012 to 12/31/2012	01/01/2012 to 12/31/2012	4/2/2012* to 12/31/2012

$72,665	$263,514	$213,677

92,929	88,441	103,944

(20,264)	175,073	109,733

376,658	0	0
(26,238)	(4,727)	(5,338)
161,239	498,589	257,493

511,659	493,862	252,155

$491,395	$668,935	$361,888

*	Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS

For the periods ended December 31, 2012 and 2011

	SUBACCOUNTS
	AST Capital Growth Asset Allocation Portfolio		AST Academic Strategies Asset Allocation Portfolio		AST Balanced Asset Allocation Portfolio
	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011
OPERATIONS
Net Investment income (loss)	$(25,901)	$(49,261)	$(2,518)	$(6,078)	$(59,632)	$(118,403)
Capital gains distributions received	0	0	0	0	506,989	0
Realized gain (loss) on shares redeemed	12,522	(18,558)	1,467	1,267	(8,245)	8,853
Net change in unrealized gain (loss) on investments	576,193	(156,446)	71,960	(22,136)	1,029,421	(236,963)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	562,814	(224,265)	70,909	(26,947)	1,468,533	(346,513)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	460,503	886,043	0	5,711	2,950,184	1,335,862
Withdrawals and other charges	(608,271)	(907,889)	(19,996)	(33,101)	(2,110,619)	(1,554,458)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(147,768)	(21,846)	(19,996)	(27,390)	839,565	(218,596)

TOTAL INCREASE (DECREASE) IN NET ASSETS	415,046	(246,111)	50,913	(54,337)	2,308,098	(565,109)

NET ASSETS
Beginning of period	4,780,475	5,026,586	655,947	710,284	13,049,856	13,614,965

End of period	$5,195,521	$4,780,475	$706,860	$655,947	$15,357,954	$13,049,856

Beginning Units	540,985	547,058	72,427	75,245	1,363,408	1,384,967

Units Issued	47,490	93,854	0	650	290,581	170,913
Units Redeemed	(63,906)	(99,927)	(2,077)	(3,468)	(205,312)	(192,472)

Ending Units	524,569	540,985	70,350	72,427	1,448,677	1,363,408

The accompanying notes are an integral part of these financial statements.

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SUBACCOUNTS (Continued)
AST Preservation Asset Allocation Portfolio		Prudential Asset Allocation Portfolio		Vanguard Balanced Index Fund
01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	01/01/2012 to 12/31/2012	01/01/2011 to 12/31/2011	4/2/2012* to 12/31/2012

$(20,264)	$(31,682)	$175,073	$10,425	$109,733
376,658	0	0	0	0
(26,238)	(181)	(4,727)	(2,110)	(5,338)
161,239	8,102	498,589	(31)	257,493

491,395	(23,761)	668,935	8,284	361,888

1,594,679	696,997	37,003,550	1,306,376	16,028,921
(1,423,236)	(311,433)	(683,705)	0	(780,384)

171,443	385,564	36,319,845	1,306,376	15,248,537

662,838	361,803	36,988,780	1,314,660	15,610,425

5,614,609	5,252,806	1,547,607	232,947	0

$6,277,447	$5,614,609	$38,536,387	$1,547,607	$15,610,425

528,908	492,400	137,205	20,906	0

142,675	65,637	2,970,974	122,016	1,601,034
(127,764)	(29,129)	(58,267)	(5,717)	(77,138)

543,819	528,908	3,049,912	137,205	1,523,896

*	Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.

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NOTES TO FINANCIAL STATEMENTS OF

PRIAC VARIABLE CONTRACT ACCOUNT A

December 31, 2012

Note 1:	General

PRIAC Variable Contract Account A (the “Account”) was established on October 6, 2006 by Prudential Retirement Insurance and Annuity Company, Hartford, CT (PRIAC) under the laws of the State of Connecticut. PRIAC is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential”), which in turn is a wholly owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from PRIAC’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from the purchase of Prudential Retirement Security Annuity, Prudential Retirement Security Annuity II, Prudential Retirement Security Annuity III, Prudential Retirement Security Annuity IV, and Prudential Retirement Security Annuity V (together, the “Contracts”) are invested in the Account. The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.

The Account is used in connection with the Contracts, which are sold to retirement plans and accounts that qualify for federal tax benefits under Sections 401, 403(b), 403(c), 408(a), 408A or 457 of the Internal Revenue Code of 1986 (the “Code”), as amended. The Contracts may be individual annuity contracts or group annuity contracts issued to employers who make contributions under them on behalf of their employees, or group or individual annuity contracts funding custodial accounts established as individual retirement accounts.

The Account is comprised of six subaccounts. The assets of each Subaccount are invested in a corresponding portfolio of either the Advanced Series Trust (“AST Fund”), the Prudential Investment Portfolios, Inc. (“PI Portfolios” collectively with AST Fund, the “Series Funds”), or the Vanguard Balanced Index Fund (collectively, the “Portfolios”). The name of each Portfolio and the corresponding subaccount name(s) are as follows: Advanced Series Trust: AST Capital Growth Asset Allocation Portfolio, AST Academic Strategies Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Preservation Asset Allocation Portfolio, Prudential Investment Portfolios, Inc.: Prudential Asset Allocation Portfolio, Vanguard Balanced Index Fund.

The AST Fund is an open-end management investment company, and each portfolio of the AST Fund is co-managed by Prudential Investments LLC and AST Investment Services, Inc, which are both affiliates of PRIAC. The Prudential Investment Portfolios, Inc.: Prudential Asset Allocation Portfolio is an open ended balanced mutual fund managed by Prudential Investments, LLC. The Vanguard Balanced Index Fund is an open-end management investment company advised by the Vanguard Group, Inc. All contractual obligations arising under contracts participating in the Account are general corporate obligations of PRIAC, although payments from the Account will depend upon the investment experience of the Account.

Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying portfolios of mutual funds. Additional information on these portfolios of mutual funds is available upon request to the appropriate companies.

A5

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon the specific identification method. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

New Accounting Pronouncements

Effective January 1, 2012, the Account adopted, prospectively, updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 3. Adoption of this guidance did not have a material effect on the Account’s net assets or results of operations.

Note 3:	Fair Value

Fair Value Measurement—Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those securities. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in

A6

Note 3:	Fair Value (Continued)

markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment. These inputs reflect the Account’s assumptions about the inputs market participants would use in pricing the investment. As of December 31, 2012, the Account did not have any Level 3 investments.

As of December 31, 2012, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of Series Funds, and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 fund investments, as of December 31, 2012, are presented below.

Proprietary Funds (Series Funds)	$66,074,169

Transfers between Levels 1 and 2:

During the year ended December 31, 2012, there were no transfers between Level 1 and Level 2.

Note 4:	Taxes

PRIAC is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and invested, of investments in the portfolios for the year ended December 31, 2012 were as follows:

	Purchases	Sales
AST Capital Growth Asset Allocation Portfolio	$455,886	$(677,137)
AST Academic Strategies Asset Allocation Portfolio	$0	$(29,960)
AST Balanced Asset Allocation Portfolio	$2,740,238	$(2,118,689)
AST Preservation Asset Allocation Portfolio	$1,626,621	$(1,548,107)
Prudential Asset Allocation Portfolio	$36,695,738	$(464,334)
Vanguard Balanced Index Fund	$15,562,516	$(417,923)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”) and the Advanced Series Trust has entered into an agreement with PI and AST Investment Services, Inc. both indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to this agreement, the Investment Managers have responsibility for all investment advisory services and supervises the subadvisors’ performance of such services with respect to each portfolio. The Investment Managers

A7

Note 6:	Related Party Transactions (Continued)

entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Series Funds have distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired funds expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average net assets.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of the Series Funds.

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Note 7:	Financial Highlights

The Contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by PRIAC have the lowest and highest expense ratio. Only contract designs within the Account that had units outstanding throughout the period ended, were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges as contract holders may not have selected all available options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2012	525	$9.90436	to	$9.90436	$5,196	0.94%	1.45%	to	1.45%	12.09%	to	12.09%
December 31, 2011	541	$8.83627	to	$8.83627	$4,780	0.48%	1.45%	to	1.45%	-3.83%	to	-3.83%
December 31, 2010	547	$9.18840	to	$9.18840	$5,027	1.05%	1.45%	to	1.45%	11.74%	to	11.74%
December 31, 2009	337	$8.22289	to	$8.22289	$2,768	1.97%	1.45%	to	1.45%	23.53%	to	23.53%
December 31, 2008	148	$6.65684	to	$6.65684	$983	0.03%	1.45%	to	1.45%	-35.87%	to	-35.87%

	AST Academic Strategies Asset Allocation Portfolio
December 31, 2012	70	$10.04774	to	$10.04774	$707	1.09%	1.45%	to	1.45%	10.95%	to	10.95%
December 31, 2011	72	$9.05625	to	$9.05625	$656	0.56%	1.45%	to	1.45%	-4.06%	to	-4.06%
December 31, 2010	75	$9.43966	to	$9.43966	$710	1.06%	1.45%	to	1.45%	10.35%	to	10.35%
December 31, 2009	10	$8.55442	to	$8.55442	$85	1.45%	1.45%	to	1.45%	22.59%	to	22.59%
December 31, 2008	41	$6.97835	to	$6.97835	$287	1.89%	1.45%	to	1.45%	-32.81%	to	-32.81%

	AST Balanced Asset Allocation Portfolio
December 31, 2012	1,449	$10.31894	to	$10.61676	$15,358	1.07%	1.45%	to	1.95%	10.31%	to	10.86%
December 31, 2011	1,363	$9.35489	to	$9.57689	$13,050	0.60%	1.45%	to	1.95%	-3.12%	to	-2.64%
December 31, 2010	1,385	$9.65661	to	$9.83645	$13,615	0.85%	1.45%	to	1.95%	10.14%	to	10.70%
December 31, 2009	1,116	$8.76727	to	$8.88601	$9,910	1.66%	1.45%	to	1.95%	20.92%	to	21.52%
December 31, 2008	839	$7.25070	to	$7.31225	$6,134	0.01%	1.45%	to	1.95%	-30.08%	to	-29.73%

A8

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Preservation Asset Allocation Portfolio
December 31, 2012	544	$11.24868	to	$11.57334	$6,277	1.17%	1.45%	to	1.95%	8.24%	to	8.79%
December 31, 2011	529	$10.39191	to	$10.63851	$5,615	0.90%	1.45%	to	1.95%	-0.96%	to	-0.46%
December 31, 2010	492	$10.49223	to	$10.68764	$5,253	1.40%	1.45%	to	1.95%	8.44%	to	8.98%
December 31, 2009	442	$9.67600	to	$9.80705	$4,328	1.33%	1.45%	to	1.95%	17.72%	to	18.31%
December 31, 2008	252	$8.21959	to	$8.28935	$2,090	0.02%	1.45%	to	1.95%	-21.04%	to	-20.64%

	Prudential Asset Allocation Portfolio (available May 4, 2010)
December 31, 2012	3,050	$12.45503	to	$12.64502	$38,536	3.62%	1.15%	to	1.65%	11.34%	to	11.90%
December 31, 2011	137	$11.18647	to	$11.30047	$1,548	2.45%	1.15%	to	1.65%	1.02%	to	1.53%
December 31, 2010	21	$11.07343	to	$11.13030	$233	1.68%	1.15%	to	1.15%	10.78%	to	11.33%

	Vanguard Balanced Index Fund (available April 27, 2012)
December 31, 2012	1,524	$10.24376	to	$10.24376	15,610	2.17%	1.40%	to	1.40%	2.44%	to	2.44%

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality, expense and administration charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2012 or from the effective date of the subaccount through the end of the reporting period.

Charges and Expenses

Each annuity funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted either annually, quarterly or at the time that certain transactions are made. Fees and charges may be reduced or eliminated for certain contracts under which, due to economies of scale and other factors, our administrative costs are reduced.

Withdrawal Charge—The Withdrawal Charge may apply to certain withdrawals from the annuities and upon surrender of the annuity. When applicable, the Withdrawal Charge will apply for a maximum number of years depending on the type of contract. The amount of the Withdrawal Charge varies with the number of years elapsed since the contract issue date. Certain annuities do not deduct a Withdrawal Charge upon surrender or withdrawal. Please

A9

Note 7:	Financial Highlights (Continued)

refer to the prospectus for your annuity contract for a complete description of the Withdrawal Charge, as well as for any exceptions to the provision that may apply to certain withdrawals. Prudential has waived withdrawal charges effective October 1, 2009.

Insurance and Administrative Charge—The Insurance and Administrative Charge is the combination of the mortality and expense risk charge and the administrative charge deducted by the Account. The Insurance and Administrative Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Account. For the Prudential Retirement Security Annuity and Prudential Retirement Security Annuity II, each funded through the Account, the maximum Insurance and Administrative Charge is currently 1.60%; currently 0.5% is being charged. For Prudential Retirement Security Annuity III, funded through the Account, the maximum Insurance and Administrative charge is 1.75%; currently, 0.65% is being charged. For the Prudential Retirement Security Annuity IV, funded through the Account, the maximum Insurance and Administrative charge is currently 1.75% for Plan Type A and 1.50% for Plan Type B; currently 0.65% is being charged for Plan Type A and there is no charge for Plan Type B. For the Prudential Retirement Security Annuity V, funded through the Account, the maximum Insurance and Administrative charge is currently 1.50%; currently, 0.20% is being charged. The charges are assessed through the reduction of unit values.

Contract Maintenance Charge—A Contract Maintenance Charge of up to $150 per year may be assessed on a quarterly basis. Currently, for each annuity funded through the Account, this charge is waived. This charge may vary by contract type.

Guaranteed Benefit Charges—Each annuity funded through the Account offers a standard guaranteed minimum withdrawal benefit named Prudential IncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the Prudential IncomeFlex benefit for the lifetime of an eligible spouse.

For the Prudential Retirement Security Annuity and Prudential Retirement Security Annuity II, the charge for the standard benefit and optional spousal benefit is deducted on a daily basis from assets in the Account. The maximum charge for the standard Prudential IncomeFlex benefit is 1.45%; currently 0.95% is being charged. The maximum additional charge for the Spousal Prudential IncomeFlex benefit is 0.60%. Therefore, the maximum total charge for the spousal benefit is 2.05%; currently 1.45% is being charged.

For Prudential Retirement Security Annuity III, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.50%. Currently, 1.00% is being charged.

For the Prudential Retirement Security Annuity IV, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather a reduced insurance benefit. For Plan Type A and Plan Type B, the maximum charge for the Prudential IncomeFlex benefit is 1.50%. Currently, for Plan Type A 1.00% is being charged, for Plan Type B 1.15% is being charged.

For Prudential Retirement Security Annuity V, there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charge for Prudential IncomeFlex is 1.80%; currently, 1.20% is being charged.

These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. The charges are assessed through the reduction of unit values.

A10

Note 7:	Financial Highlights (Continued)

Transfer Fee—For Prudential Retirement Security Annuity I and Prudential Retirement Security Annuity II, a fee of up to $30 per transfer may be imposed for each transfer in excess of 12 in a contract year. Currently, this fee is waived.

Premium Taxes—Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Account for these tax obligations.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Policies reduced by applicable deductions, charges, and state premium taxes.

Withdrawals and other charges—are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

(Payable to)/Receivable from The Prudential Insurance Company of America—at times, Prudential may owe an amount to or expect to receive an amount from the Account primarily related to processing contract holder payments, surrenders, withdrawals and death benefits and/or fees. This amount is reflected in the Account’s Statement of Net Assets as either a receivable from or payable to Prudential. The receivable or payable does not have an effect on the contract holder’s account or the related unit value.

A11

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

PRIAC Variable Contract Account A

and the Board of Directors of

Prudential Retirement Insurance and Annuity Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the PRIAC Variable Contract Account A at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Prudential Retirement Insurance and Annuity Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 15, 2013

A12

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY Consolidated Financial Statements and Independent Auditor’s Report December 31, 2012 and 2011

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Independent Auditor’s Report

To the Board of Directors and Stockholder of

Prudential Retirement Insurance and Annuity Company:

We have audited the accompanying consolidated financial statements of Prudential Retirement Insurance and Annuity Company and its subsidiaries (collectively, the “Company”), which comprise the consolidated statements of financial position as of December 31, 2012 and 2011, and the related consolidated statements of operations, of comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2012.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Prudential Retirement Insurance and Annuity Company and its subsidiaries at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404

T: (860)241 7000, F: (860) 241 7590, www.pwc.com/us

Emphasis of Matter

As described in Note 2 of the consolidated financial statements, on January 1, 2012 the Company adopted, retrospectively, a change to the method of accounting for the deferral of acquisition costs for new or renewed insurance contracts.

April 11, 2013

2

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Financial Position

December 31, 2012 and 2011 (in thousands)

	2012	2011
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2012- $2,080,787; 2011- $2,241,509)	$2,312,961	$2,423,943
Trading account assets supporting insurance liabilities, at fair value	18,748,366	17,748,643
Other trading account assets, at fair value	1,011	3,127
Equity securities, available-for-sale, at fair value (cost: 2012- $481; 2011- $1,581)	614	1,327
Commercial mortgage and other loans	4,437,220	4,170,348
Other long-term investments	216,952	280,672
Short-term investments	26,713	59,611

Total investments	25,743,837	24,687,671

Cash and cash equivalents	39,255	21,789
Accrued investment income	187,438	188,883
Reinsurance recoverables	627,036	712,942
Current income tax receivable	—	7,103
Deferred income taxes, net	—	6,981
Valuation of business acquired	227,334	250,538
Goodwill	424,427	424,427
Other assets	280,751	270,408
Separate account assets	43,085,440	38,026,042

TOTAL ASSETS	$70,615,518	$64,596,784

LIABILITIES AND STOCKHOLDER’S EQUITY

LIABILITIES
Future policy benefits	$1,059,276	$1,144,771
Policyholders’ account balances	23,027,587	21,690,507
Reinsurance payables	627,618	713,154
Cash collateral for loaned securities	579,619	783,174
Current income tax payable	7,061	—
Deferred income taxes, net	38,253	—
Other liabilities	220,078	254,776
Separate account liabilities	43,085,440	38,026,042

Total liabilities	68,644,932	62,612,424

STOCKHOLDER’S EQUITY
Common stock ($100 par value; 30,000 shares authorized and 25,000 shares issued and outstanding at December 31, 2012 and 2011)	2,500	2,500
Additional paid-in capital	1,795,029	1,820,344
Accumulated other comprehensive income	136,087	109,593
Retained earnings	36,970	51,923

Total stockholder’s equity	1,970,586	1,984,360

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$70,615,518	$64,596,784

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Operations

Years Ended December 31, 2012, 2011 and 2010 (in thousands)

	2012	2011	2010
REVENUES
Premiums	$132,726	$17,494	$133
Policy charges and fee income	127,603	123,320	127,041
Net investment income	1,080,514	1,100,520	1,111,120
Realized investment (losses) gains, net	(39,966)	(75,667)	134,390
Asset management fees	283,365	291,069	276,808
Investment gains (losses) on trading account assets supporting insurance liabilities, net	406,379	383,221	468,220
Other income	2,180	1,430	2,941

Total revenues	1,992,801	1,841,387	2,120,653

BENEFITS AND EXPENSES
Interest credited to policyholders’ account balances	1,154,945	1,090,072	1,446,490
Policyholders’ benefits	182,471	70,714	64,716
Salaries and other employee expenses	176,674	169,749	181,508
Asset management fees	79,696	83,146	79,023
VOBA and other intangible assets amortization, net of interest	28,228	31,420	10,990
Other general and administrative expenses	184,681	269,231	233,420

Total general, administrative and other expenses	469,279	553,546	504,941

Total benefits and expenses	1,806,695	1,714,332	2,016,147

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	186,106	127,055	104,506
Income taxes:
Current	(3,535)	25,926	(46,059)
Deferred	30,590	(16,822)	45,018

Total income tax expense (benefit)	27,055	9,104	(1,041)

INCOME FROM CONTINUING OPERATIONS	159,051	117,951	105,547
Income from discontinued operations, net of taxes	—	—	1,079

NET INCOME	$159,051	$117,951	$106,626

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Comprehensive Income

Years Ended December 31, 2012, 2011 and 2010 (in thousands)

	2012	2011	2010
NET INCOME (LOSS)	$159,051	$117,951	$106,626
Other comprehensive income, before tax:
Foreign currency translation adjustments:
Foreign currency translation adjustments for the period	36	(39)	(43)
Reclassification adjustment for amounts included in net income	—	—	—

Total	36	(39)	(43)

Net unrealized investment gains:
Unrealized investment gains for the period	40,628	63,797	103,053
Reclassification adjustment for (gains) losses included in net income	96	(976)	(11,340)

Total	40,724	62,821	91,713

Other comprehensive income, before tax	40,760	62,782	91,670
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	12	(14)	(15)
Net unrealized investment gains	14,254	21,988	32,099

Total	14,266	21,974	32,084
Other comprehensive income, net of tax	26,494	40,808	59,586

COMPREHENSIVE INCOME (LOSS)	$185,545	$158,759	$166,212

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2012, 2011 and 2010 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance, December 31, 2009	$2,500	$1,820,326	$417,569	$9,199	$2,249,594
Impact of adoption of accounting change	—	—	(40,223)	—	(40,223)
Dividend to Parent	—	—	(175,000)	—	(175,000)
Comprehensive income:
Net income	—	—	106,626	—	106,626
Other comprehensive income, net of tax	—	—	—	59,586	59,586

Total comprehensive income					166,212

Balance, December 31, 2010	2,500	1,820,326	308,972	68,785	2,200,583
Dividend to Parent	—	—	(375,000)	—	(375,000)
Sale of fixed maturities and commercial loans to Parent	—	18	—	—	18
Comprehensive income:
Net income	—	—	117,951	—	117,951
Other comprehensive income, net of tax	—	—	—	40,808	40,808

Total comprehensive income					158,759

Balance, December 31, 2011	2,500	1,820,344	51,923	109,593	1,984,360
Dividend to Parent	—	—	(174,004)	—	(174,004)
Return of capital to Parent	—	(25,996)	—		(25,996)
Sale of fixed maturities to Parent	—	681	—	—	681
Comprehensive income:
Net income	—	—	159,051	—	159,051
Other comprehensive income, net of tax	—	—	—	26,494	26,494

Total comprehensive income					185,545

Balance, December 31, 2012	$2,500	$1,795,029	$36,970	$136,087	$1,970,586

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Consolidated Statements of Cash Flows

Years Ended December 31, 2012, 2011 and 2010 (in thousands)

	2012	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$159,051	$117,951	$106,626
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment losses (gains), net	39,966	75,667	(134,390)
Policy charges and fee income	(117,273)	(113,252)	(113,938)
Interest credited to policyholders’ account balances	1,154,945	1,090,072	1,446,490
Depreciation and amortization, including premiums and discounts	23,880	(21,648)	(52,666)
(Gains) losses on trading account assets supporting insurance liabilities, net	(407,563)	(382,884)	(468,470)
Other long-term investments	50,846	55,250	81,464
Change in:
Deferred policy acquisition costs	(7,872)	(1,930)	(8,879)
Future policy benefits and other insurance liabilities	(82,080)	(93,576)	(92,506)
Other trading account assets	280	7	(43)
Income taxes	44,754	20,262	(636)
Due to/from Parent and affiliates, net	(7,683)	20,345	7,481
Other, net	(47,946)	30,599	(41,299)

Cash flows from (used in) operating activities	803,305	796,863	729,234

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	240,812	287,051	408,320
Trading account assets supporting insurance liabilities and other trading account assets	12,630,599	20,986,007	37,816,254
Equity securities, available-for-sale	125	2,840	14,273
Commercial mortgage and other loans	935,543	970,211	916,369
Other long-term investments	26,896	18,687	59,982
Short-term investments	131,626	235,849	69,749
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(108,556)	(227,353)	(379,070)
Trading account assets supporting insurance liabilities and other trading account assets	(13,177,964)	(22,286,529)	(38,761,783)
Equity securities, available-for-sale	(40)	(1,070)	(1,310)
Commercial mortgage and other loans	(1,199,242)	(861,405)	(588,675)
Other long-term investments	(60,154)	(181,130)	(46,856)
Short-term investments	(98,719)	(244,333)	(91,979)
Other, net	32	2,002	4,397
Change in notes receivable	(5,486)	—	25,000

Cash flows from (used in) investing activities	(684,528)	(1,299,173)	(555,329)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	5,099,703	5,590,828	4,861,361
Policyholders’ account withdrawals	(4,800,996)	(5,250,120)	(4,721,015)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	(203,554)	494,149	(140,010)
Cash dividend paid to Parent	(174,004)	(375,000)	(175,000)
Cash return of capital paid to Parent	(25,996)	—	—
Sale of fixed maturities to Parent	1,058	—	—
Repayments of debt (maturities longer than 90 days)	—	—	(4,307)
Net change in financing arrangements (maturities of 90 days or less)	1,873	(184)	(195)

Cash flows from (used in) financing activities	(101,916)	459,673	(179,166)

Effect of foreign exchange rate changes on cash balances	605	(534)	—

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	17,466	(43,171)	(5,261)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	21,789	64,960	70,221

CASH AND CASH EQUIVALENTS, END OF YEAR	$39,255	$21,789	$64,960

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$(17,641)	$(11,157)	$174

Interest paid	$—	$—	$38

See Notes to Consolidated Financial Statements

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

Prudential Retirement Insurance and Annuity Company (the “Company”) is a wholly owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”), which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). On April 1, 2004, Connecticut General Life Insurance Company (“CGLIC”) sold the retirement business of CIGNA Corporation for $2.12 billion to Prudential Insurance. The sale of this business included the purchase by Prudential Insurance of all the shares of CIGNA Life Insurance Company. Concurrent with the acquisition, CIGNA Life Insurance Company entered into reinsurance arrangements with wholly-owned subsidiaries of CIGNA Corporation (collectively, “CIGNA”) to effect the transfer of the retirement business included in the transaction to Prudential Insurance. Subsequent to the sale, the name of CIGNA Life Insurance Company was changed to Prudential Retirement Insurance and Annuity Company.

The Company provides retirement investment and income products and services to public, private, and not-for-profit organizations. Specifically, the Company offers plan sponsors and their participants a broad range of products and services to assist in the delivery and administration of qualified and non-qualified defined contribution and defined benefit retirement plans, including recordkeeping and administrative services, comprehensive investment offerings and advisory services to assist plan sponsors in managing fiduciary obligations. The Company also offers products that provide pension risk transfer solutions, as pension plan sponsors seek to manage their exposure to risk.

Basis of Presentation

The Consolidated Financial Statements include wholly-owned subsidiaries and a consolidated variable interest entity in which the Company is the primary beneficiary. These subsidiaries are primarily used to facilitate the management of certain investments. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated. The Company has evaluated subsequent events through April 11, 2013, the date these Consolidated Financial Statements were issued.

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates as more fully described in Note 11. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; valuation of business acquired and its amortization; measurement of goodwill and any related impairment; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; and provision for income taxes and valuation of deferred tax assets.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments and Investment-Related Liabilities

The Company’s principal investments are fixed maturities; trading account assets; equity securities; commercial mortgage and other loans; other long-term investments including derivatives, joint ventures (other than operating joint ventures) and limited partnerships; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

“Fixed maturities, available-for-sale, at fair value” are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 12 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount, is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA, or those for which an other-than-temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income” (“AOCI”).

“Trading account assets supporting insurance liabilities, at fair value” include invested assets that support certain products which are experience rated, meaning that the investment results associated with these products are expected to ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Investment gains (losses) on trading account assets supporting insurance liabilities, net.” Interest and dividend income from these investments is reported in “Net investment income.” The investment results that ultimately accrue to contractholders are correspondingly reported in “Interest credited to policyholders’ account balances.”

“Other trading account assets, at fair value” consist of investments used by the Company for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

“Equity securities, available-for-sale, at fair value” are comprised of common stock, non-redeemable preferred stock and certain perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.

“Commercial mortgage and other loans” consist of commercial mortgage loans, agricultural loans, loans backed by residential properties, as well as certain other collateralized loans.

Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans originated within the Company’s commercial mortgage operations include loans held for sale which are reported at the lower of cost or fair market value; loans held for investment which are reported at amortized cost net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 4 for additional information about the Company’s past due loans.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The Company discontinues accruing interest on impaired loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage and other loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for loan losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 4 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and other loan portfolios.

Loans backed by residential properties and other collateralized loans are also reviewed periodically. Each loan is assigned an internal or external credit rating. Internal credit ratings take into consideration various factors including financial ratios and qualitative assessments based on non-financial information. In cases where there are personal or third party guarantors, the credit quality of the guarantor is also reviewed. These factors are used in developing the allowance for losses. Based on the diversity of the loans in these categories and their immateriality, the Company has not disclosed the credit quality indicators related to these loans in Note 4.

For those loans not reported at fair value, the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and other loan portfolio segments consider the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment (losses) gains, net” includes changes in the allowance for losses. “Realized investment (losses) gains, net” also includes gains and losses on sales, certain restructurings, and foreclosures.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

When a commercial mortgage and other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. If the borrower is experiencing financial difficulty and the Company has granted a concession, the restructuring, including those that involve a partial payoff or the receipt of assets in full satisfaction of the debt is deemed to be a troubled debt restructuring. Based on the Company’s credit review process described above, these loans generally would have been deemed impaired prior to the troubled debt restructuring, and specific allowances for losses would have been established prior to the determination that a troubled debt restructuring has occurred.

In a troubled debt restructuring where the Company receives assets in full satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. When assets are received in partial settlement, the same process is followed, and the remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above. Additionally, the loan continues to be subject to the credit review process noted above.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 4 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

“Other long-term investments” consist of derivative financial instruments and the Company’s investments in joint ventures and limited partnerships.

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the values of securities. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix and to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed below and in Note 13, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating and investing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded at fair value, within “Other long-term investments,” except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its counterparty for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), or (2) a derivative that does not qualify for hedge accounting.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment (losses) gains, net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment (losses) gains, net.” The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment (losses) gains, net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment (losses) gains, net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment (losses) gains, net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment (losses) gains, net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Other trading account assets, at fair value.”

Joint venture and limited partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one quarter lag. The Company consolidates joint ventures and limited partnerships in certain other instances where it is deemed to exercise control, or is considered the primary beneficiary of a variable interest entity. See Note 4 for additional information about variable interest entities.

“Short-term investments” primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “Other general and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in the amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income,” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “Other general and administrative expenses”).

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized. In addition to the above mentioned circumstances, the Company also recognizes an other-than-temporary impairment in earnings when a non-functional currency denominated security in an unrealized loss position due to currency exchange rates approaches maturity.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria or the foreign currency translation loss is not expected to be recovered before maturity, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and Cash Equivalents

“Cash and cash equivalents” include cash on hand, amounts due from banks, certain money market investments and other debt instruments with original maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Reinsurance Recoverables and Payables

“Reinsurance recoverables” and “Reinsurance payables” primarily include receivables and corresponding payables associated with the reinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA. See Note 8 for additional information about these arrangements.

Income Taxes

The Company is incorporated in the filing of the Prudential Financial consolidated federal income tax returns, beginning in 2010. Prior to 2010, the Company was not eligible to be included in the Prudential Financial consolidated return due to Internal Revenue Code provisions related to the April 1, 2004 acquisition of the Company by Prudential Insurance.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized. See Note 9 for additional information regarding income taxes.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Valuation of Business Acquired

As a result of the acquisition of the retirement business of CIGNA and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA represents the present value of future profits in excess of the cost of capital embedded in the acquired business. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows include investment spreads, and fees and other charges assessed to the contracts for as long as they remain in force, while future negative cash flows include costs to administer the contracts and taxes. Contract balances are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. Gross profits are then determined based on investment spreads and the excess of fees and other charges over the costs to administer the contracts. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts in “VOBA and other intangible assets amortization, net of interest.” The majority of VOBA is amortized in proportion to estimated gross profits arising principally from investment spreads and fees in excess of actual expense based upon historical and estimated future experience, which is updated periodically. The remainder of VOBA is amortized based on estimated gross revenues, fees, or the change in policyholders’ account balances, as applicable. The effect of changes in gross profits on unamortized VOBA is reflected in the period such estimates of expected future profits are revised. See Note 6 for additional information regarding VOBA.

Goodwill

As a result of the acquisition of CIGNA’s retirement business, the Company recognized an asset for goodwill representing the excess of cost over the net fair value of the assets acquired and liabilities assumed.

The Company tests goodwill for impairment on an annual basis as of December 31 of each year and more frequently if events occur or circumstances change that would indicate the potential for impairment is more likely than not.

Accounting guidance allows a qualitative assessment to determine if its goodwill is impaired. Factors such as macroeconomic conditions; industry and market considerations; cost factors and others are used to assess the validity of the goodwill. If it is determined that the fair value is not more likely than not below its carrying value (equity required for a business to support its risk), the test is complete and no impairment is recorded. If this assertion cannot be made, a quantitative analysis must be performed. The Company may bypass the qualitative analysis and begin an impairment analysis with the quantitative calculation. This option is unconditional and the Company may resume performing the qualitative assessment in any subsequent period.

The quantitative analysis consists of two steps. Step 1 requires that the fair value of the Company be calculated and compared to the carrying value. If the fair value is greater than the carrying value, it is concluded there is no impairment and the analysis is complete. If the fair value is less than the carrying value, Step 2 of the process is completed to determine the amount of impairment, if any. Step 2 utilizes business combination acquisition accounting guidance and requires the fair value calculation of all individual assets and liabilities of the Company (excluding goodwill, but including any unrecognized intangible assets). The net fair value of assets less liabilities is then compared to the total fair value as calculated in Step 1. The excess of fair value over the net asset value equals the implied fair value of goodwill. The implied fair value of goodwill is then compared to the carrying value of goodwill to determine the Company’s goodwill impairment loss, if any.

The Company elected to bypass the qualitative assessment and complete an impairment analysis using a discounted cash flow approach. The discounted cash flow approach calculates the value of a business by applying a discount rate reflecting the market expected weighted average rate of return to the projected future cash flows. These projected future cash flows were based on our internal forecasts, an expected growth rate and a terminal value. The weighted average rate of return, or WARR, represents the required rate of return on total capitalization. It is comprised of a required rate of return on equity of a company and the current tax-affected cost of debt, which are then weighted by the relative percentages of equity and debt assumed in the capital structure. To estimate the return on equity, we applied the Capital Asset Pricing Model, or CAPM. The CAPM is a generally accepted method for estimating an equity investor’s return requirement, and hence a company’s cost of equity capital. CAPM is determined by beginning with the long-term risk-free rate of return then applying adjustments that consider the equity risk premium required for large company common stock investments as well as company specific adjustments to address volatility, small company premiums and other risks particular to a specific company. The WARR calculation is applied to a group of companies considered peers of the Company to develop a weighted average rate of return for the peer group which is then used to estimate the market expected weighted average rate of return for the Company. This process resulted in a discount rate of 12% which was then applied to the expected future cash flows of the Company’s business to estimate its fair value.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

After completion of Step 1 of the quantitative tests, it was determined that fair values exceeded the carrying values for the Company by 7% and it was concluded that there was no impairment as of December 31, 2012.

Estimating the fair value of the Company is a subjective process that involves the use of estimates and judgments. The Company’s business’ quantitative test is sensitive to a number of key assumptions. For example, a decline in its forecasted cash flows of 7%, an increase in the discount rate above 12.7%, or an increase in the equity required to support this business (representing the carrying value) of 7% could result in failing Step 1 of the quantitative test and therefore require a Step 2 assessment. Subsequent market declines or other events impacting the fair value of the underlying business, including discount rates, interest rates and growth rate assumptions or increases in the level of equity required to support these businesses, could result in goodwill impairment, resulting in a charge to income.

Other Assets and Other Liabilities

“Other assets” consist primarily of deferred policy acquisition costs, intangible assets related to the acquisition of the retirement business of Union Bank of California, N.A. (“UBOC”), and the derivative asset associated with a reinsurance arrangement with an affiliated company. This automatic coinsurance reinsurance arrangement covers all significant risk under the features of the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of this reinsurance transaction. This affiliated agreement covers the reinsurance of the guaranteed minimum withdrawal benefits (“GMWB”) feature of one of the Company’s products. This feature is considered to be an embedded derivative under authoritative guidance, and changes in the fair value of the derivatives are recognized through “Realized investment (losses) gains, net.”

Costs that vary with and that are directly related to the acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under “Adoption of New Accounting Pronouncements” for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to “Other general and administrative expenses,” net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of estimated gross profits, estimated gross margins, or premiums less benefits and maintenance expenses, as applicable.

Policy acquisition costs related to group annuity defined contribution and defined benefit contracts are deferred and amortized over the expected life of the contracts (approximately 20 years) in proportion to gross profits arising principally from investment results, fee income and expenses, based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “Other general and administrative expenses” in the period such estimated gross profits are revised.

For some products, policyholders or their employers can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

The intangible represents customer contracts purchased through an acquisition of a portion of UBOC’s retirement business where such purchases did not meet the definition of a business combination. Currently this balance is being amortized over an estimated useful life of 25 years to “VOBA and other intangible assets amortization, net of interest” on the Statements of Operations. Annually, or as material events warrant, forecasted cash flows are reevaluated to assess likelihood of impairment or material changes to useful life or amortization pattern.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Property and equipment are carried at cost less accumulated depreciation. Most new property and equipment used by the Company is purchased and owned by Prudential Insurance, and depreciation expenses are allocated to the Company. Depreciation of this property and equipment on the Company’s balance sheet is depreciated using the straight-line method over the estimated useful lives of the related assets.

“Other liabilities” consist primarily of general expense payables and contingent liabilities.

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. The Company evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Separate Account Assets and Liabilities

“Separate account assets” are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments, and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. “Separate account liabilities” primarily represent the contractholder’s account balance in separate account assets. The investment income and realized investment gains or losses from separate accounts accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration, and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Asset management fees.”

Future Policy Benefits

“Future policy benefits” are primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality and retirement experience. Expected mortality is generally based on a modification of standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns, including a provision for administrative expenses and adverse deviation. Although mortality and interest rate assumptions are “locked-in”, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee withdrawal benefits related to one of the Company’s products, which is discussed in Note 7.

Policyholders’ Account Balances

“Policyholders’ account balances” represent the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited and certain realized and unrealized investment gains and losses that ultimately accrue to contractholders related to experience rated products, less policyholder withdrawals and other charges assessed against the account balance. See Note 7 for additional information regarding policyholders’ account balances.

Insurance Revenue and Expense Recognition

Premiums from non-participating single premium immediate annuities with life contingencies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are due as discussed in Future Policy Benefits above.

Amounts received as payment for participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for policy administration and other charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Benefits and expenses for these products include interest credited to policyholders’ account balances.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Adoption of New Accounting Pronouncements

Effective January 1, 2012, the Company adopted, retrospectively, new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. Retained earnings previously reported for December 31, 2009 was reduced $40,223 thousand as a result of this retrospective adoption. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of “Deferred policy acquisition costs”, and, as such, will initially result in lower earnings in future periods. This amended guidance is effective for fiscal years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company adopted this guidance effective January 1, 2012 and applied the retrospective method of adoption. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company’s results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company’s cash flows.

The following tables present amounts as previously reported for periods indicated, the effect on those amounts of the change due to the retrospective adoption of the amended guidance related to the deferral of acquisition costs as described above.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Consolidated Statements of Financial Position

				December 31, 2011
				As Previously Reported	Effect of DAC Change	As Currently Reported
				(in thousands)
Deferred income taxes, net				$—	$6,981	$6,981
Other assets				343,178	(72,770)	270,408
TOTAL ASSETS				64,662,573	(65,789)	64,596,784
Deferred income taxes, net				18,488	(18,488)	—
Total liabilities				62,630,912	(18,488)	62,612,424
Retained earnings				99,224	(47,301)	51,923
Total stockholder’s equity				2,031,661	(47,301)	1,984,360
TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY				$64,662,573	$(65,789)	$64,596,784

Consolidated Statements of Operations
	Year Ended December 31, 2011			Year Ended December 31, 2010
	As Previously Reported	Effect of DAC Change	As Currently Reported	As Previously Reported	Effect of DAC Change	As Currently Reported
	(in thousands)			(in thousands)
BENEFITS AND EXPENSES
Other general and administrative expenses	$266,323	$2,908	$269,231	$225,431	$7,989	$233,420
Total benefits and expenses	1,711,424	2,908	1,714,332	2,008,158	7,989	2,016,147
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	129,963	(2,908)	127,055	112,495	(7,989)	104,506
Income tax expense	10,122	(1,018)	9,104	1,760	(2,801)	(1,041)
NET INCOME	$119,841	$(1,890)	$117,951	$111,814	$(5,188)	$106,626

Consolidated Statements of Cash Flows

	Year Ended December 31, 2011			Year Ended December 31, 2010
	As Previously Reported	Effect of DAC Change	As Currently Reported	As Previously Reported	Effect of DAC Change	As Currently Reported
	(in thousands)			(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$119,841	$(1,890)	$117,951	$111,814	$(5,188)	$106,626
Change in						—
Deferred policy acquisition costs	(4,838)	2,908	(1,930)	(16,868)	7,989	(8,879)
Income taxes	21,280	(1,018)	20,262	2,165	(2,801)	(636)
Cash flows from operating activities	$796,863	$—	$796,863	$729,234	$—	$729,234

In September 2011, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the application of the goodwill impairment test. The updated guidance allows an entity to first perform a qualitative assessment to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is not necessary. However, if an entity concludes otherwise, then it must perform the first step of the two-step impairment test by calculating the fair value of the reporting unit and comparing the fair value with the carrying amount of the reporting unit. If the carrying amount of a reporting unit exceeds its fair value, then the entity is required to perform the second step of the goodwill impairment test to measure the impairment loss, if any. An entity has the option to bypass the qualitative assessment for any reporting unit in any period and to proceed directly to performing the first step of the two-step goodwill impairment test. An entity may resume performing the qualitative assessment in any subsequent period. The updated guidance is effective for annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company’s early adoption of this guidance, as permitted, effective December 31, 2011, had no impact on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Consolidated Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance was effective and was adopted by the Company for the first annual reporting period beginning after December 15, 2011 and is applied prospectively. The expanded disclosures required by this guidance are included in Note 12. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance was effective for the first annual reporting period beginning on or after December 15, 2011 and was applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company’s adoption of this guidance did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance was effective for the first annual reporting period beginning on or after June 15, 2011 and was applied retrospectively to the beginning of the annual reporting period of adoption. The Company’s adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, or financial statement disclosures.

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for annual reporting periods beginning after December 15, 2010. The required disclosures are included above and in Note 4. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. These disclosures are effective for the first annual reporting period beginning on or after June 15, 2011, concurrent with the effective date of guidance for determining what constitutes a troubled debt restructuring. The disclosures required by this guidance related to troubled debt restructurings were adopted in the third quarter of 2011 and are included above and in Note 4.

In April 2010, the FASB issued authoritative guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance was effective for annual reporting periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company’s adoption of this guidance effective January 1, 2011 did not have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

information on both a gross basis and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity would separately present information about significant items reclassified out of AOCI by component as well as changes in AOCI balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first annual reporting period beginning after December 15, 2012 and should be applied prospectively. This guidance is not expected to impact the Company’s consolidated statements of financial position or cash flows. The Company is currently assessing the impact of this guidance on the Company’s consolidated statements of operations and equity and the notes to consolidated financial statements.

3. DISCONTINUED OPERATIONS

Income from discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2012	2011	2010
	(in thousands)
Real estate investments sold or held for sale (1)	$—	$—	$1,660
Income tax expense	—	—	(581)

Income from discontinued operations, net of taxes	$—	$—	$1,079

The Company’s Consolidated Statements of Financial Position include no assets or liabilities related to discontinued businesses at December 31, 2012 and 2011.

(1)	In 2010, the Company recorded income of $1,660 thousand mainly from title reimbursement and return of escrow from one property sold in 2009.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

4. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$38,370	$9,862	$—	$48,232	$—
Obligations of U.S. states and their political subdivisions	4,573	832	—	5,405	—
Foreign government bonds	56,663	8,336	—	64,999	—
Corporate securities	1,417,931	176,228	2,646	1,591,513	37
Asset-backed securities(1)	101,619	5,823	2,233	105,209	(9,118)
Commercial mortgage-backed securities	336,649	28,345	383	364,611	—
Residential mortgage-backed securities(2)	124,982	8,047	37	132,992	—

Total fixed maturities, available-for-sale	$2,080,787	$237,473	$5,299	$2,312,961	$(9,081)

Equity securities, available-for-sale	$481	$133	$—	$614

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)	Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $10,978 thousand of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	2011 (4)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$33,840	$9,775	$—	$43,615	$—
Obligations of U.S. states and their political subdivisions	4,386	504	—	4,890	—
Foreign government bonds	48,476	7,393	—	55,869	—
Corporate securities	1,526,885	166,839	6,141	1,687,583	(200)
Asset-backed securities(1)	139,144	3,703	26,656	116,191	(15,865)
Commercial mortgage-backed securities	350,548	25,030	6,272	369,306	—
Residential mortgage-backed securities(2)	138,230	8,400	141	146,489	—

Total fixed maturities, available-for-sale	$2,241,509	$221,644	$39,210	$2,423,943	$(16,065)

Equity securities, available-for-sale	$1,581	$30	$284	$1,327

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)	Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $4,084 thousand of net unrealized losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(4)	Prior period’s amounts are presented on a basis consistent with the current period presentation.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2012, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$80,069	$80,992
Due after one year through five years	649,632	704,048
Due after five years through ten years	409,062	461,666
Due after ten years	378,774	463,443
Asset-backed securities	101,619	105,209
Commercial mortgage-backed securities	336,649	364,611
Residential mortgage-backed securities	124,982	132,992

Total	$2,080,787	$2,312,961

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2010
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales	$25,294	$59,174	$217,224
Proceeds from maturities/repayments	226,935	214,920	201,077
Gross investment gains from sales, prepayments, and maturities	3,687	6,288	14,361
Gross investment losses from sales and maturities	(1,348)	(555)	(859)

Equity securities, available-for-sale:
Proceeds from sales	$125	$2,840	$14,273
Gross investment gains from sales	86	971	255
Gross investment losses from sales	—	(40)	(1,120)

Fixed maturity and equity security impairments:
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(1,421)	$(2,607)	$(1,296)
Writedowns for impairments on equity securities	(1,100)	(3,081)	—

(1)	Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss)” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and the amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year ended	Year ended
Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI	December 31, 2012	December 31, 2011
	(in thousands)
Balance, beginning of period	$5,151	$10,923
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(1,275)	(1,736)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)	—	—
Credit loss impairments recognized in the current period on securities not previously impaired	—	746
Additional credit loss impairments recognized in the current period on securities previously impaired	257	573
Increases due to the passage of time on previously recorded credit losses	—	34
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(5,298)	(5,389)

Balance, end of period	$(1,165)	$5,151

(1)	Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2012		2011 (3)
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)		(in thousands)
Short-term investments and cash equivalents	$938,182	$938,182	$951,441	$951,441
Fixed maturities:
U.S. government authorities and agencies and obligations of U. S. states	258,448	307,050	292,973	330,238
Foreign government bonds	118,508	126,056	55,197	58,563
Corporate securities	10,968,427	11,997,660	10,195,546	10,939,039
Asset-backed securities(1)	1,178,343	1,116,270	1,504,251	1,367,035
Commercial mortgage-backed securities	2,095,795	2,228,502	2,156,532	2,246,666
Residential mortgage-backed securities(2)	1,965,260	2,026,081	1,785,633	1,844,019

Total fixed maturities	16,584,781	17,801,619	15,990,132	16,785,560
Equity securities	17,000	8,565	17,000	11,642

Total trading account assets supporting insurance liabilities	$17,539,963	$18,748,366	$16,958,573	$17,748,643

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)	Prior period’s amounts are presented on a basis consistent with the current period presentation.

The net change in unrealized gains / (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Investment gains (losses) on trading account assets supporting insurance liabilities, net” was $418,333 thousand, $334,936 thousand and $372,770 thousand for the years ended December 31, 2012, 2011 and 2010, respectively.

Other Trading Account Assets

The following table sets forth the composition of the “Other trading account assets” at December 31:

	2012		2011
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)		(in thousands)
Asset-backed securities	$987	$1,011	$3,016	$3,127

Total other trading account assets	$987	$1,011	$3,016	$3,127

The net change in unrealized gains / (losses) from other trading account assets still held at period end, recorded within “Other income” was $(87) thousand, $(103) thousand and $(48) thousand during the years ended December 31, 2012, 2011 and 2010, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows at December 31:

	2012		2011
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and other loans by property type:
Office	$675,782	15%	$569,095	14%
Retail	1,061,577	24%	1,103,500	26%
Apartments/Multi-Family	486,355	11%	460,772	11%
Industrial	1,119,241	25%	994,784	24%
Agricultural properties	231,090	5%	236,721	5%
Hospitality	255,236	6%	302,998	7%
Other	632,383	14%	541,408	13%

Total collateralized loans	4,461,664	100%	4,209,278	100%

Valuation allowance	(24,444)		(38,930)

Total net commercial mortgage and other loans	$4,437,220		$4,170,348

The commercial mortgage and other loans are geographically dispersed throughout the United States primarily, with the largest concentrations in California (27%), Texas (11%), New York (8%), and Illinois (6%) at December 31, 2012.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

	2012
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for losses, beginning of year	$38,221	$709	$38,930
Addition to / (release of) allowance of losses	(1,195)	(50)	(1,245)
Charge-off net of recoveries	(13,241)	—	(13,241)

Total ending balance	$23,785	$659	$24,444

	2011
	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Allowance for losses, beginning of year	$48,724	$907	$49,631
Addition to / (release of) allowance of losses	(10,503)	(198)	(10,701)
Charge-off net of recoveries	—	—	—

Total ending balance	$38,221	$709	$38,930

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of December 31:

	2012			2011
	Commercial Mortgage Loans	Agricultural Property Loans	Total	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)			(in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment	$348	$—	$348	$15,948	$—	$15,948
Ending balance: collectively evaluated for impairment	23,437	659	24,096	22,273	709	22,982
Ending balance: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance	$23,785	$659	$24,444	$38,221	$709	$38,930

Recorded Investment (1):
Ending balance gross of reserves: individually evaluated for impairment	$6,011	$—	$6,011	$67,313	$—	$67,313
Ending balance gross of reserves: collectively evaluated for impairment	4,224,563	231,090	4,455,653	3,905,244	236,721	4,141,965
Ending balance gross of reserves: loans acquired with deteriorated credit quality	—	—	—	—	—	—

Total ending balance, gross of reserves	$4,230,574	$231,090	$4,461,664	$3,972,557	$236,721	$4,209,278

(1) Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2012
	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance (2)	Interest Income Recognized (3)
	(in thousands)
With an allowance recorded:
Commercial mortgage loans	$6,011	$6,011	$348	$37,260	$234
Agricultural property loans	—	—	—	—	—

Total commercial mortgage and other loans	$6,011	$6,011	$348	$37,260	$234

	2011
	Recorded Investment (1)	Unpaid Principal Balance	Related Allowance	Average Recorded Investment Before Allowance (2)	Interest Income Recognized (3)
	(in thousands)
With an allowance recorded:
Commercial mortgage loans	$67,313	$67,283	$15,947	$93,365	$1,811
Agricultural property loans	—	—	—	—	—

Total commercial mortgage and other loans	$67,313	$67,283	$15,947	$93,365	$1,811

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.
(2)	Average recorded investment represents the average of the beginning-of-period and all subsequent quarterly end-of-period balances.
(3)	The interest income recognized is for the related year-to-date income regardless of when the impairments occurred.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The net carrying value of commercial and other loans held for sale by the Company as of December 31, 2012 and December 31, 2011, was $4,437,220 thousand and $4,170,348 thousand, respectively. In all these transactions, the Company pre-arranges that it will sell the loan to an investor. As of December 31, 2012 and 2011, all of the Company’s commercial mortgage and other loans held for sale were collateralized, with collateral primarily consisting of office buildings, retail properties, apartment complexes and industrial buildings.

The following tables set forth the credit quality indicators as of December 31, 2012, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans

	Debt Service Coverage Ratio - December 31, 2012
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$1,793,447	$86,504	$38,752	$1,918,703
60%-69.99%	1,324,236	77,664	—	1,401,900
70%-79.99%	610,493	116,072	10,555	737,120
Greater than 80%	33,530	110,531	28,790	172,851

Total commercial mortgage loans	$3,761,706	$390,771	$78,097	$4,230,574

Agricultural property loans

	Debt Service Coverage Ratio - December 31, 2012
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$205,654	$1,600	$12,822	$220,076
60%-69.99%	11,014	—	—	11,014
70%-79.99%	—	—	—	—
Greater than 80%	—	—	—	—

Total agricultural property loans	$216,668	$1,600	$12,822.00	$231,090

Total commercial and agricultural mortgage loans

	Debt Service Coverage Ratio - December 31, 2012
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$1,999,101	$88,104	$51,574	$2,138,779
60%-69.99%	1,335,250	77,664	—	1,412,914
70%-79.99%	610,493	116,072	10,555	737,120
Greater than 80%	33,530	110,531	28,790	172,851

Total commercial and agricultural mortgage loans	$3,978,374	$392,371	$90,919	$4,461,664

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following tables set forth the credit quality indicators as of December 31, 2011, based upon the recorded investment gross of allowance for credit losses.

Commercial mortgage loans

	Debt Service Coverage Ratio - December 31, 2011
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$1,700,452	$14,530	$24,885	$1,739,867
60%-69.99%	1,073,409	189,864	20,328	1,283,601
70%-79.99%	602,964	50,046	17,132	670,142
Greater than 80%	60,281	36,045	182,621	278,947

Total commercial mortgage loans	$3,437,106	$290,485	$244,966	$3,972,557

Agricultural property loans

	Debt Service Coverage Ratio - December 31, 2011
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$187,541	$1,680	$—	$189,221
60%-69.99%	47,500	—	—	47,500
70%-79.99%	—	—	—	—
Greater than 80%	—	—	—	—

Total agricultural property loans	$235,041	$1,680	$—	$236,721

Total commercial and agricultural mortgage loans

	Debt Service Coverage Ratio - December 31, 2011
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$1,887,993	$16,210	$24,885	$1,929,088
60%-69.99%	1,120,909	189,864	20,328	1,331,101
70%-79.99%	602,964	50,046	17,132	670,142
Greater than 80%	60,281	36,045	182,621	278,947

Total commercial and agricultural mortgage loans	$3,672,147	$292,165	$244,966	$4,209,278

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following tables provide an aging of past due commercial mortgage and other loans as of the dates indicated, based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage loans on nonaccrual status as of the dates indicated.

	As of December 31, 2012
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days - Accruing	Greater than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and Other Loans	Non Accrual Status
	(in thousands)
Commercial mortgage loans	$4,224,563	$—	$—	$—	$6,011	$6,011	$4,230,574	$6,011
Agricultural property loans	231,090	—	—	—	—	—	231,090	3,430

Total	$4,455,653	$—	$—	$—	$6,011	$6,011	$4,461,664	$9,441

	As of December 31, 2011
	Current	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 Days - Accruing	Greater than 90 Days - Not Accruing	Total Past Due	Total Commercial Mortgage and Other Loans	Non Accrual Status
	(in thousands)
Commercial mortgage loans	$3,950,158	$—	$—	$—	$22,399	$22,399	$3,972,557	$86,184
Agricultural property loans	236,721	—	—	—	—	—	236,721	—

Total	$4,186,879	$—	$—	$—	$22,399	$22,399	$4,209,278	$86,184

See Note 2 for further discussion regarding nonaccrual status loans.

For the year ended December 31, 2012, there were no commercial mortgage and other loans acquired, other than those through direct origination. Additionally, there were $13,091 thousand of commercial mortgage and other loans sold, other than those classified as held-for-sale. For the year ended December 31, 2011, there were no commercial mortgage and other loans acquired, other than those through direct origination. Additionally, there were $15,991 thousand of commercial mortgage and other loans sold, other than those classified as held-for-sale.

The commercial mortgage and other loans involved in a trouble debt restructuring pre-modification outstanding recorded investment have been adjusted for any partial payoffs, and exclude troubled debt restructurings where the Company has received assets, other than loans, in full satisfaction of the loan. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

For the years ended December 31, 2012 and 2011, there was an adjusted pre-modification outstanding recorded investment of zero and $78,120 thousand respectively, and post-modification outstanding recorded investment of zero and $62,970 thousand respectively, related to commercial mortgage and other loans. The amount of payment defaults during the period on commercial mortgage and other loans that were modified as a troubled debt restructuring within the last 12 months was zero as of December 31, 2012.

As of December 31, 2012, the Company committed to fund $435 thousand to borrowers that have been involved in a troubled debt restructuring.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Other Long-Term Investments

“Other long-term investments” are comprised as follows at December 31:

	2012	2011
	(in thousands)
Joint ventures and limited partnerships:
Real estate related	$37,291	$38,774
Non-real estate-related	83,976	88,216

Total joint ventures and limited partnerships	121,267	126,990

Derivatives and other	95,685	153,682

Total other long-term investments	$216,952	$280,672

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2012	2011	2010
	(in thousands)
Fixed maturities, available-for-sale	$123,101	$134,198	$139,695
Equity securities, available-for-sale	3	92	983
Trading account assets	741,639	741,876	723,815
Commercial mortgage and other loans	256,947	262,304	290,018
Short-term investments and cash equivalents	124	194	751
Other long-term investments	9,391	12,946	3,848

Gross investment income	1,131,205	1,151,610	1,159,110
Less: investment expenses	(50,691)	(51,090)	(47,990)

Net investment income	$1,080,514	$1,100,520	$1,111,120

Carrying value for non-income producing assets included in fixed maturities and commercial mortgage and other loans totaled $1,329 thousand and zero, respectively, as of December 31, 2012. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2012.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2012	2011	2010
	(in thousands)
Fixed maturities	$918	$3,126	$12,206
Equity securities	(1,014)	(2,150)	(865)
Commercial mortgage and other loans	5,222	8,119	7,429
Joint ventures and limited partnerships	(1,012)	—	2
Derivatives (1)	(44,080)	(84,763)	115,618
Other	—	1	—

Realized investment (losses) gains, net	$(39,966)	$(75,667)	$134,390

(1)	Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available-for-sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income,” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Accumulated other comprehensive income” in earlier periods. The amounts for the periods indicated below, split between

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized (Losses) Gains on Investments	Policyholders’ Account Balances	Deferred Income Tax Benefit (Liability)	Accumulated Other Comprehensive (Loss) Income Related To Net Unrealized Investment (Losses) Gains
	(in thousands)
Balance, December 31, 2009	$(15,128)	$—	$5,771	$(9,357)
Net Investment gains (losses) on investments arising during the period	6,714	—	(2,350)	4,364
Reclassification adjustment for (gains) losses included in net income	(4,679)	—	1,638	(3,041)
Reclassification adjustment for OTTI losses excluded from net income (1)	12	—	(4)	8
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	—	—	—

Balance, December 31, 2010	$(13,081)	$—	$5,055	$(8,026)
Net Investment gains (losses) on investments arising during the period	(1,235)	—	432	(803)
Reclassification adjustment for (gains) losses included in net income	(5,629)	—	1,970	(3,659)
Reclassification adjustment for OTTI losses excluded from net income (1)	(204)	—	71	(133)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	—	—	—

Balance, December 31, 2011	$(20,149)	$—	$7,528	$(12,621)
Net Investment gains (losses) on investments arising during the period	19,323	—	(6,763)	12,560
Reclassification adjustment for (gains) losses included in net income	2,723	—	(953)	1,770
Reclassification adjustment for OTTI losses excluded from net income (1)	—	—	—	—
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	—	—	—

Balance, December 31, 2012	$1,897	$—	$(188)	$1,709

(1)	Represents “transfers in/out, net” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments (1)	Policyholders’ Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2009	$28,328	$298	$(10,152)	$18,474
Net Investment gains (losses) on investments arising during the period	96,790	—	(33,877)	62,913
Reclassification adjustment for (gains) losses included in net income	(6,661)	—	2,331	(4,330)
Reclassification adjustment for OTTI losses excluded from net income (2)	(12)	—	4	(8)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	(451)	158	(293)

Balance, December 31, 2010	$118,445	$(153)	$(41,536)	$76,756
Net Investment gains (losses) on investments arising during the period	79,727	—	(27,905)	51,822
Reclassification adjustment for (gains) losses included in net income	4,653	—	(1,628)	3,025
Reclassification adjustment for OTTI losses excluded from net income (2)	204	—	(71)	133
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	376	(132)	244

Balance, December 31, 2011	$203,029	$223	$(71,272)	$131,980
Net Investment gains (losses) on investments arising during the period	31,369	—	(10,979)	20,390
Reclassification adjustment for (gains) losses included in net income	(2,627)	—	919	(1,708)
Reclassification adjustment for OTTI losses excluded from net income (2)	—	—	—	—
Impact of net unrealized investment (gains) losses on policyholders’ account balances	—	(701)	245	(456)

Balance, December 31, 2012	$231,771	$(478)	$(81,087)	$150,206

(1)	Includes cash flow hedges. See Note 13 for information on cash flow hedges.
(2)	Represents “transfers in/out, net” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	At December 31,
	2012	2011	2010
	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$1,897	$(20,149)	$(13,081)
Fixed maturity securities, available-for-sale - all other	230,277	202,583	119,094
Equity securities, available-for-sale	133	(254)	(1,834)
Derivatives designated as cash flow hedges (1)	(216)	174	98
Joint ventures and limited partnerships	1,577	526	1,087

Net unrealized gains (losses) on investments	$233,668	$182,880	$105,364

(1)	See Note 13 for more information on cash flow hedges.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Duration of Gross Unrealized Loss Positions for Fixed Maturities, Available-for-Sale

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2012
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$—	$—	$—	$—	$—
Obligations of U.S. states and their political subdivisions	—	—	—	—	—	—
Foreign government bonds	—	—	—	—	—	—
Corporate securities	34,286	1,430	13,784	1,216	48,070	2,646
Asset-backed securities	—	—	4,256	2,233	4,256	2,233
Commercial mortgage-backed securities	10,923	49	14,250	334	25,173	383
Residential mortgage-backed securities	—	—	679	37	679	37

Total	$45,209	$1,479	$32,969	$3,820	$78,178	$5,299

Equity securities, available-for-sale	$—	$—	$—	$—	$—	$—

	2011
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$—	$—	$—	$—	$—
Obligations of U.S. states and their political subdivisions	—	—	—	—	—	—
Foreign government bonds	—	—	—	—	—	—
Corporate securities	78,913	4,544	21,212	1,597	100,125	6,141
Asset-backed securities	11,534	174	60,623	26,482	72,157	26,656
Commercial mortgage-backed securities	1,681	3	20,469	6,269	22,150	6,272
Residential mortgage-backed securities	—	—	782	141	782	141

Total	$92,128	$4,721	$103,086	$34,489	$195,214	$39,210

Equity securities, available-for-sale	$816	$284	$—	$—	$816	$284

The gross unrealized losses at December 31, 2012 and 2011 are composed of $1,420 thousand and $31,749 thousand, respectively, related to high or highest quality securities based on National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $3,879 thousand and $7,461 thousand related to other than high or highest quality securities based on NAIC or equivalent rating, respectively. At December 31, 2012, $3,110 thousand of the gross unrealized losses represented declines in value of greater than 20%, $216 thousand of which had been in that position for less than six months, as compared to $31,256 thousand at December 31, 2011 that represented declines in value of greater than 20%, $711 thousand of which had been in that position for less than six months. At December 31, 2012, the $3,819 thousand of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, commercial mortgage-backed securities, and in technology, consumer cyclical and communication sectors of the Company’s corporate securities. At December 31, 2011, the $34,489 thousand of gross unrealized losses of twelve months or more were concentrated in asset-backed securities, commercial mortgage-backed securities, and in the public utilities, finance and energy sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2012 and 2011. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2012, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

At December 31, 2012, there were zero gross unrealized losses that represented declines of greater than 20%. At December 31, 2011, $282 thousand of the gross unrealized losses represented declines of greater than 20%, all of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2012 or 2011.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and collateralized borrowings. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2012	2011
	(in thousands)
Fixed maturities (1)	$15,755	$20,867
Trading account assets supporting insurance liabilities	542,131	737,542
Equity securities	7	—

Total securities pledged	$557,893	$758,409

(1)	Includes no fixed maturity securities classified as short-term investments at December 31, 2012 or 2011.

The carrying amount of the associated liabilities supported by the pledged collateral was $579,619 thousand and $783,174 thousand at December 31, 2012 and 2011, respectively. These amounts were included in “Cash collateral for loaned securities.”

Assets of $8,696 thousand and $7,034 thousand at December 31, 2012 and 2011, respectively, were on deposit with governmental authorities or trustees. Securities restricted as to sale amounted to $10,445 thousand and $10,251 thousand at December 31, 2012 and 2011, respectively. This amount represents member stock associated with membership in the Federal Home Loan Bank of Boston (“FHLBB”). The Company pledges securities to the FHLBB; the carrying amount was zero at December 31, 2012 and 2011, respectively.

Variable Interest Entities

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE’s “primary beneficiary” it consolidates the VIE.

In addition, in the normal course of its activities, the Company will invest in structured investments including VIEs. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided material financial or other support that was not contractually required to these structures.

The Company consolidates a VIE that was formed in July 2009 to facilitate a transaction in which the Company was compensated for effectively defeasing credit insurance protection related to certain asset-backed securities held by the Company. These asset-backed securities had a fair value of $7,873 thousand and $7,944 thousand and unpaid principal amount of $12,617 thousand and $14,039 thousand at December 31, 2012 and 2011, respectively, and are the sole assets of the VIE. In addition, the VIE contains a liability related to a swap with a fair value of $2,448 thousand and $3,312 thousand at December 31, 2012 and 2011, respectively. The creditors to the VIE (including the swap counterparty) do not have recourse to the Company in excess of the assets in the VIE. The total assets of the VIE at December 31, 2012 and 2011 are $5,486 thousand and $4,700 thousand, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

5. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, which are included in “Other assets”, are as follows:

	2012	2011	2010
	(in thousands)
Balance, beginning of year	$80,612	$78,681	$131,675
Impact from adoption of new accounting pronouncement	—	—	(61,873)
Capitalization of commissions, sales and issue expenses	10,298	11,034	13,794
Amortization, net of interest	(2,426)	(9,103)	(4,915)

Balance, end of year	$88,484	$80,612	$78,681

6. VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the year ended December 31, are as follows:

	2012	2011	2010
	(in thousands)
Balance, beginning of year	$250,538	$277,421	$284,663
Amortization (1)	(38,163)	(43,490)	(24,845)
Interest (2)	14,959	16,607	17,603

Balance, end of year	$227,334	$250,538	$277,421

(1)	The weighted average remaining expected life for VOBA amortization is approximately 14 years.
(2)	The interest accrual rate was 6.4%, 7.1% and 7.0% for 2012, 2011 and 2010, respectively.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in thousands)
2013	$6,026
2014	6,693
2015	6,329
2016	5,461
2017	5,125
2018 and thereafter	197,700

Total	$227,334

Goodwill

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed and was the result of the acquisition of CIGNA’s retirement business. For tax purposes, the transaction was accounted for as a purchase of assets and did not result in the recognition of any nondeductible assets.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of the Company below its carrying amount, as discussed in further detail in Note 2. There were no impairments recorded in 2012, 2011 or 2010.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Other Intangibles

On December 31, 2007, the Company acquired a portion of UBOC’s retirement business for $103 million of cash consideration. In recording the transaction, $2.6 million of the purchase price was paid for by the Company on behalf of Prudential Bank and Trust, FSB (“PB&T”), an affiliated company. The remaining purchase price of $100.4 million was included in other intangible assets as it represented the value of customer contracts, which is reflected in “Other Assets.” Other intangible assets at December 31 consist of:

	2012			2011
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(in thousands)
Associated with UBOC acquisition	$100,400	$(16,380)	$84,020	$100,400	$(11,356)	$89,044

Customer contract-related intangibles associated with the acquisition of a portion of UBOC’s retirement business are being amortized over 25 years. Amortization expense for the other intangibles currently owned by the Company is expected to be as follows:

Total Other Intangible Amortization
(in thousands)
2013	$5,262
2014	5,307
2015	5,296
2016	5,241
2017	5,149
2018 and thereafter	57,765

Total	$84,020

7. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 are as follows:

	2012	2011
	(in thousands)
Group and individual annuities	$1,058,512	$1,131,325
Other contract liabilities	764	13,446

Total future policy benefits	$1,059,276	$1,144,771

Future policy benefits for group and individual annuities are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits is determined to be insufficient to provide for expected future policy benefits and maintenance expenses. Premium deficiency reserves of $24,432 thousand and $15,071 thousand have been recorded at December 31, 2012 and 2011, respectively. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the present values range from 3.13% to 10.00%; less than 1% of the reserves are based on an interest rate in excess of 8.00%.

The future policy benefits for other contract liabilities represent liabilities which are associated with the guaranteed withdrawal benefit for certain of the Company’s products, and are considered to be bifurcated embedded derivatives recorded at fair value. The Company issues the benefit as part of variable annuity contracts with a guaranteed withdrawal feature. The withdrawal feature guarantees that participants can withdraw amounts based on a percentage of their protected value. For most of the variable annuity contracts, the protected value under the contract is the greatest of: (1) the account value on the business day prior to locking in the benefit; (2) the highest contract value on a specified date plus subsequent purchase payments minus any

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

withdrawals; or (3) for certain of the contracts, the total deposits made to the contract less any partial withdrawals compounded at a fixed percentage (which can be zero for certain participants). Changes in the fair value of these embedded derivatives, along with any fees attributed or payments made relating to the embedded derivative, are recorded in “Realized investment (losses) gains, net.” The interest rates used in the determination of present values range from 0.53% to 4.38%; none of the reserves are based on an interest rate in excess of 8.00%. The fair value of the embedded derivative resulted in a liability of $764 thousand and a liability of $13,446 thousand at December 31, 2012 and 2011, respectively. As disclosed in Note 2, the Company entered into a transaction with an affiliated company which is accounted for as a derivative in “Other assets” effectively offsetting the future policy benefit reserves at December 31, 2012 and 2011. See Note 11 for additional information.

Policyholders’ Account Balances

Policyholders’ account balances at December 31 are as follows:

	2012	2011
	(in thousands)
Group annuities	$23,024,838	$21,687,416
Guaranteed investment contracts and guaranteed interest accounts	2,749	3,091

Policyholders’ account balances	$23,027,587	$21,690,507

Policyholders’ account balances represent an accumulation of account deposits plus allocated interest less withdrawals, expenses and mortality charges, if applicable. Additional liabilities are held if the contractual fund balance exceeds the experience accumulation and, if applicable, present value reserves based on guaranteed benefits based on contractual or Company assumptions. The interest rates used in the determination of the policyholders’ account balances range from 0.0% to 7.60%; none of the policyholders’ account balances have allocated interest rates in excess of 8.00%.

8. REINSURANCE

The Company’s primary use of reinsurance relates to the assumption reinsurance used in the acquisition of CIGNA’s retirement business. There are a series of reinsurance agreements, which were utilized to effect the transfer of the retirement business to the Company in 2004. The reinsurance agreements between the Company and CIGNA included coinsurance-with-assumption, modified-coinsurance-with-assumption, indemnity coinsurance, and modified-coinsurance-without assumption.

The Company entered into an automatic coinsurance agreement with an affiliate as part of its risk management and capital management strategies. Effective June 16, 2008, the Company entered into this agreement with Pruco Reinsurance Limited (“Pruco Re”), providing for 100% reinsurance of the Company’s guaranteed withdrawal benefit associated with certain of the Company’s products. See Note 11 for additional information.

In 2011, the Company entered into reinsurance agreements with Rothesay Life Limited (“Rothesay”) and Axia Insurance, Ltd, to assume longevity risk in the United Kingdom. The Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Reinsurance amounts included in the Consolidated Statements of Operations for premiums, policy charges and fees, and policyholders’ benefits for the years ended December 31, were as follows:

	2012	2011	2010
	(in thousands)
Direct premiums	$—	$79	$—
Reinsurance assumed	132,726	17,415	133
Reinsurance ceded	—	—	—

Premiums	$132,726	$17,494	$133

Direct policy charges and fees	$127,605	$123,312	$127,039
Reinsurance assumed	(2)	8	2
Reinsurance ceded	—	—	—

Policy charges and fees	$127,603	$123,320	$127,041

Direct policyholders’ benefits	$1,648	$6,414	$2,281
Reinsurance assumed	180,823	64,300	62,293
Reinsurance ceded	—	—	142

Policyholders’ benefits	$182,471	$70,714	$64,716

9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2012	2011	2010
	(in thousands)
Current tax expense (benefit)
U.S.	$(3,907)	$25,539	$(46,233)
State and local	—	—	—
Foreign	372	387	174

Total	(3,535)	25,926	(46,059)

Deferred tax expense (benefit)
U.S.	30,590	(16,822)	46,871
State and local	—	—	(1,853)

Total	30,590	(16,822)	45,018

Income tax expense (benefit) on continuing operations	27,055	9,104	(1,041)

Income tax expense on discontinued operations	—	—	581
Income tax expense reported in stockholder’s equity related to:
Additional paid-in-capital	367	10	—
Other comprehensive income	14,266	21,974	32,084

Total income tax expense (benefit)	$41,688	$31,088	$31,624

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2012	2011	2010
	(in thousands)
Expected federal income tax expense	$65,137	$44,469	$36,572
Non-taxable investment income	(31,656)	(28,337)	(30,202)
State and local taxes	—	—	(1,171)
Foreign tax credit	(6,915)	(7,166)	(6,560)
Other	489	138	320

Total income tax expense on continuing operations	$27,055	$9,104	$(1,041)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2012	2011
	(in thousands)
Deferred tax assets
Insurance reserves	$557,033	$431,995
Other deferred tax assets	—	2,650

Deferred tax assets	557,033	434,645

Deferred tax liabilities
Investments	388,782	211,704
Net unrealized investment gains	81,559	63,647
Deferred policy acquisition costs and other intangibles	116,247	152,313
Other deferred tax liabilities	8,698	—

Deferred tax liabilities	595,286	427,664

Net deferred tax asset/(liability)	$(38,253)	$6,981

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax asset, net of valuation allowances, will be realized. No valuation allowances were recorded in 2012 or 2011.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. The addition of a valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

At December 31, 2012 and 2011, the Company had no federal or state operating and capital loss carryforwards for tax purposes.

At December 31, 2012 and 2011, the Company had no unrecognized tax benefits. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2012 and 2011, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2011, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue
Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2010, 2011 or 2012 results.

The Company joined the consolidated federal tax return of its ultimate parent, Prudential Financial, in 2010 and filed separate tax returns prior to 2010. The Company primarily files separate company state and local tax returns.

For tax years 2010 through 2012, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

10. STOCKHOLDER’S EQUITY

Dividend and Return of Capital Restrictions

Without prior approval of its domiciliary commissioner, dividends to the shareholder are limited by the laws of the Company’s state of domicile, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the Company’s statutory surplus as of the preceding December 31 (surplus of $1,072,020 thousand as of December 31, 2012) or its statutory net gain from operations after federal income taxes for the twelve month period ending on the preceding December 31 ($226,399 thousand as of December 31, 2012), limited by the Company’s earned surplus as of the preceding December 31. Earned surplus is calculated as unassigned surplus ($313,514 thousand as of December 31, 2012) less 25% of cumulative unrealized capital gains as of the preceding December 31 (cumulative unrealized capital gains of $119,005 thousand as of December 31, 2012). Based on the December 31, 2012 calculation, there is capacity to pay $226,399 thousand in dividend without prior approval in 2013. The Company paid dividends of $174,004 thousand, $375,000 thousand and $175,000 thousand to its Parent during the years ended December 31, 2012, 2011 and 2010, respectively. The Company paid a return of capital of $25,996 thousand during the year ended December 31, 2012.

In December 2011, the Company sold fixed maturities and commercial mortgage and other loans to Prudential Insurance, with an amortized cost of $20,008 thousand, for $20,026 thousand. The resulting $18 thousand difference between amortized cost and cash received was recorded as a capital contribution at December 31, 2011.

In June and December of 2012, the Company sold fixed maturities to Prudential Insurance, with an amortized cost of $29,806 thousand, for $30,864 thousand. The resulting $1,058 thousand difference between amortized cost and cash received was recorded as a capital contribution at December 31, 2012.

Statutory Net Income and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Connecticut Insurance Department. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of the Company amounted to $231,396 thousand, $168,446 thousand and $277,267 thousand for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus of the Company amounted to $1,072,020 thousand and $1,079,377 thousand at December 31, 2012 and 2011, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

11. RELATED PARTY TRANSACTIONS

Service Agreements – Services Received

The Company has a service agreement with Prudential Insurance, approved July 30, 2004 by the State of Connecticut Department of Insurance (“CT DOI”) under which Prudential Insurance provides general and administrative services and other services to the Company. The related charges to the Company were $324,972 thousand, $403,956 thousand and $390,359 thousand for the years ended December 31, 2012, 2011 and 2010, respectively. As of December 31, 2012 and 2011 the outstanding balances due to Prudential Insurance were $83,340 thousand and $91,439 thousand, respectively.

Under a separate agreement approved August 6, 2004 by the CT DOI, the Company receives cash management services from Prudential Insurance. The related charges to the Company were $507 thousand, $664 thousand and $567 thousand for the years ended December 31, 2012, 2011 and 2010, respectively. As of December 31, 2012 and 2011 the outstanding balances due to Prudential Insurance were $42 thousand and $57 thousand, respectively.

The Company has an investment management agreement with Prudential Investment Management, Inc. (“PIM”) approved August 6, 2004 by the CT DOI. PIM provides investment management services to the Company for general and separate account assets. The related charges to the Company were $53,581 thousand, $51,211 thousand and $48,308 thousand for the years ended December 31, 2012, 2011 and 2010, respectively. As of December 31, 2012 and 2011 the outstanding balances due to PIM were $5,010 thousand and $4,604 thousand, respectively.

In its ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty. Related party net derivative assets were $81,506 thousand and $148,392 thousand at December 31, 2012 and 2011, respectively.

The Company’s related party payables and receivables are generally settled monthly.

Stock Based Compensation and Employee Benefit Plans

General and administrative expenses also include allocations of stock compensation expenses related to a stock option program issued by Prudential Financial. The expense charged to the Company for the stock option program was $688 thousand, $719 thousand and $1,020 thousand for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final average earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $8,728 thousand, $8,978 thousand and $9,067 thousand in 2012, 2011 and 2010, respectively.

Prudential Insurance sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged to the Company for the matching contribution to the plans was $3,668 thousand, $3,725 thousand and $4,060 thousand in 2012, 2011 and 2010, respectively.

Prudential Bank and Trust, FSB

Prudential Bank & Trust, FSB provides services as the trustee for assets held under trust agreements. The related charges to the Company were $4,961 thousand, $4,943 thousand and $4,624 thousand for the years ended December 31, 2012, 2011 and 2010, respectively. As of December 31, 2012 and 2011 the outstanding balances due to Prudential Bank & Trust, FSB were $415 thousand and $392 thousand, respectively.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Prudential Investment Management Services Inc.

The Company has a service agreement with Prudential Investment Management Services Inc. (“PIMS”), a Prudential Financial subsidiary, approved in 2009, under which the Company charges PIMS fees related to mutual fund products sold through PIMS. The related revenues were $15,290 thousand, $15,743 thousand and $17,110 thousand for the years ended December 31, 2012, 2011 and 2010, respectively. As of December 31, 2012 and 2011, respectively, the outstanding balance receivable from PIMS was $1,272 thousand and $1,164 thousand.

Global Portfolio Strategies Inc.

The Company has a service agreement with Global Portfolio Strategies Inc. (“GPS”), a Prudential Financial subsidiary, approved in 2009, under which the Company is reimbursed for general and administrative expenses incurred on behalf of GPS. The total charges were $1,730 thousand for the year ended 2010. Beginning in 2011, costs related to GPS expenses are incurred by Prudential Insurance and reimbursed accordingly.

Line of Credit

The Company has a line of credit from Prudential Funding, LLC, a Prudential Financial subsidiary, dated April 1, 2004 under which the Company may borrow up to $1 billion to finance working capital needs. The interest rate is based on Prudential Funding, LLC’s cost of funds, plus expenses, at the time of the borrowing.

The outstanding balance was zero for the years ended December 31, 2012 and 2011, respectively. The total interest payable was zero for the years ended December 31, 2012 and 2011, respectively.

Interest expense related to borrowings under this line of credit was zero for the years ended December 31, 2012, 2011 and 2010.

Note Receivable from Affiliate

On October 24, 2005, the Company loaned $25,000 thousand to an affiliate. This loan had an interest rate of 5.04% and a maturity date of October 24, 2010. The total interest earned by the Company was $1,026 thousand for the year ended December 31, 2010. In October 2010, the note receivable and interest receivable were fully repaid by the affiliate.

On December 11, 2012, the Company loaned $5,500 thousand to an affiliate. This loan has a floating interest rate of 1.72% and a maturity date of January 15, 2025. The fair value of the note receivable was $5,486 thousand at December 31, 2012. The total interest earned by the Company was $8 thousand for the year ended December 31, 2012. The total interest receivable was $6 thousand at December 31, 2012.

Separate Account Assets and Liabilities

Included in the Company’s Separate Account Asset and Liability balances are funds of Prudential Insurance of $45,799 thousand and $30,794 thousand as of December 31, 2012 and 2011, respectively.

Edison Place Senior Note LLC

In November 2007, Prudential Insurance formed Edison Place Senior Note LLC (“Edison Place”), a wholly-owned joint venture subsidiary, of Prudential Insurance. The purpose of Edison Place is to hold a portfolio of private placement investments, managed by Maranon Capital L.P. (“Maranon”). In April 2008, the Company, along with other affiliates, purchased an investment in Edison Place; the Company’s portion was $1,540 thousand, which represents a 12.03% interest in Edison Place.

The Company records in its consolidated financial statements, its share of Edison Place’s earnings, on a quarterly basis. The Company’s investment in Edison Place is $34,138 thousand and $36,369 thousand at December 31, 2012 and 2011, respectively. This amount is a component of “Other long-term investments” in the Consolidated Statement of Financial Position. The Company recorded an affiliated net gain in “Realized investment (losses) gains, net” in the Consolidated Statement of Operations of $1,936 thousand, $1,621 thousand and $1,003 thousand for the years ended December 31, 2012, 2011 and 2010, respectively. The results of the Edison Place joint venture are consolidated in the consolidated financial statements of Prudential Insurance.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Pruco Reinsurance Limited

As discussed in Notes 2 and 7, during 2008 the Company entered into an automatic coinsurance reinsurance agreement with an affiliate as part of its risk and capital management strategies. Effective June 16, 2008, the Company entered into this agreement with Pruco Reinsurance Limited (“Pruco Re”), providing for 100% reinsurance of the Company’s guaranteed withdrawal benefit associated with certain of the Company’s products. Fees ceded on this agreement, included in “Realized investment (losses) gains, net” on the consolidated financial statements, were $5,964 thousand, $4,084 thousand and $2,466 thousand as of December 31, 2012, 2011 and 2010, respectively. Also, the Company received an expense allowance of $73 thousand, $50 thousand and $30 thousand from Pruco Re in 2012, 2011 and 2010, respectively. As of December 31, 2012 and 2011, the outstanding balances due from the Company were $582 thousand and $395 thousand, respectively.

The derivative associated with this agreement was an asset of $764 thousand as of December 31, 2012 and an asset of $13,446 thousand as of December 31, 2011. The change in the fair value of the derivative was a loss of $12,682 thousand for the year ended December 31, 2012, a gain of $27,958 thousand for the year ended December 31, 2011 and a loss of $1,254 thousand for the year ended December 31, 2010.

Prudential Insurance

The Company entered into an agreement in 2007 with the State of Connecticut Department of Economic and Community Development, whereby the Company may sell tax credits to other Prudential affiliates. The Company sold tax credits of $800 thousand, $1,600 thousand and $800 thousand in 2012, 2011 and 2010, respectively, to Prudential Insurance. At December 31, 2012 and 2011, the outstanding balance due to the Company was $1,600 thousand and $800 thousand, respectively.

In December 2011, the Company sold fixed maturities and commercial mortgage and other loans to Prudential Insurance, with an amortized cost of $20,008 thousand, for $20,026 thousand. The resulting $18 thousand difference between amortized cost and cash received was recorded as a capital contribution at December 31, 2011.

In June and December of 2012, the Company sold fixed maturities to Prudential Insurance, with an amortized cost of $29,806 thousand, for $30,864 thousand. The resulting $1,058 thousand difference between amortized cost and cash received was recorded as a capital contribution at December 31, 2012.

Mullin TBG Insurance Agency Services, LLC

In August 2011, the Company entered into a Legacy Business service agreement with Mullin TBG Insurance Agency Services, LLC (“Mullin”) whereby Mullin provides administrative and recordkeeping services to the Company’s nonqualified deferred compensation plans. The related charges to the Company were $871 thousand and $507 thousand for the years ended December 31, 2012 and 2011, respectively. As of December 31, 2012 and 2011, there were no outstanding balances due to Mullin, respectively.

In June 2012, the Company entered into a Total Retirement Solutions (“TRS”) service agreement with Mullin, whereby Mullin provides administrative and recordkeeping services to certain joint customers of the Company’s nonqualified deferred compensation plans. The related charges to the Company were $170 thousand for the year ended December 31, 2012. As of December 31, 2012, there were no outstanding balances due to Mullin.

12. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, certain equity securities and certain derivative contracts that trade on an active exchange market.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Level 2—Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (certain corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities, certain short-term investments, certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain asset-backed and mortgage-backed securities, certain government securities, certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, notes receivable and embedded derivatives resulting from certain products with guaranteed benefits.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2012
	Level 1	Level 2	Level 3	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$48,232	$—	$48,232
Obligations of U.S. states and their political subdivisions	—	5,405	—	5,405
Foreign government bonds	—	64,999	—	64,999
Corporate securities	—	1,571,699	19,814	1,591,513
Asset-backed securities	—	34,555	70,654	105,209
Commercial mortgage-backed securities	—	364,499	112	364,611
Residential mortgage-backed securities	—	132,208	784	132,992

Sub-total	—	2,221,597	91,364	2,312,961
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	47,637	—	47,637
Obligations of U.S. states and their political subdivisions	—	259,413	—	259,413
Foreign government bonds	—	126,056	—	126,056
Corporate securities	—	11,904,316	93,344	11,997,660
Asset-backed securities	—	750,187	366,083	1,116,270
Commercial mortgage-backed securities	—	2,227,069	1,433	2,228,502
Residential mortgage-backed securities	—	2,023,857	2,224	2,026,081
Equity securities	1,471	—	7,094	8,565
Short-term investments and cash equivalents	662,849	275,333	—	938,182

Sub-total	664,320	17,613,868	470,178	18,748,366
Other trading account assets:
Asset-backed securities	—	1,011	—	1,011

Sub-total	—	1,011	—	1,011

Equity securities, available-for-sale	7	—	607	614
Other long-term investments	6,050	81,815	(2,448)	85,417
Short-term investments	24,958	1,755	—	26,713
Cash equivalents	22,534	4,397	—	26,931
Other assets	—	—	6,250	6,250

Sub-total excluding separate account assets	717,869	19,924,443	565,951	21,208,263
Separate account assets (1)	24,937,185	17,268,467	879,788	43,085,440

Total assets	$25,655,054	$37,192,910	$1,445,739	$64,293,703

Future policy benefits	$—	$—	$764	$764

Total liabilities	$—	$—	$764	$764

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	As of December 31, 2011 (2)
	Level 1	Level 2	Level 3	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$—	$43,615	$—	$43,615
Obligations of U.S. states and their political subdivisions	—	4,890	—	4,890
Foreign government bonds	—	55,869	—	55,869
Corporate securities	—	1,663,021	24,562	1,687,583
Asset-backed securities	—	44,497	71,694	116,191
Commercial mortgage-backed securities	—	356,954	12,352	369,306
Residential mortgage-backed securities	—	145,707	782	146,489

Sub-total	—	2,314,553	109,390	2,423,943
Trading account assets supporting insurance liabilities:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	—	67,122	9,391	76,513
Obligations of U.S. states and their political subdivisions	—	253,725	—	253,725
Foreign government bonds	—	58,563	—	58,563
Corporate securities	—	10,830,213	108,826	10,939,039
Asset-backed securities	—	1,009,600	357,435	1,367,035
Commercial mortgage-backed securities	—	2,225,229	21,437	2,246,666
Residential mortgage-backed securities	—	1,841,742	2,277	1,844,019
Equity securities	1,133	—	10,509	11,642
Short-term investments and cash equivalents	684,333	267,108	—	951,441

Sub-total	685,466	16,553,302	509,875	17,748,643
Other trading account assets:
Asset-backed securities	—	3,127	—	3,127

Sub-total	—	3,127	—	3,127

Equity securities, available-for-sale	8	—	1,319	1,327
Other long-term investments	(2,023)	148,405	(3,188)	143,194
Short-term investments	56,397	3,214	—	59,611
Cash equivalents	11,902	—	—	11,902
Other assets	—	—	13,446	13,446

Sub-total excluding separate account assets	751,750	19,022,601	630,842	20,405,193
Separate account assets (1)	25,374,834	11,820,570	830,638	38,026,042

Total assets	$26,126,584	$30,843,171	$1,461,480	$58,431,235

Future policy benefits	$—	$—	$13,446	$13,446

Total liabilities	$—	$—	$13,446	$13,446

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of mortgage loans and JV/LP investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.
(2)	Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2012 and 2011, respectively, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that pay a stated coupon and a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (“NAV”). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – Trading account assets consist primarily of public corporate bonds, treasuries and equity securities whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value, within “Other long-term investments”, except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk, liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The Company’s exchange-traded futures and options include Treasury futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the over-the-counter (“OTC”) derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross currency swaps, currency forward contracts, single name credit default swaps and to-be-announced (or TBA) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The vast majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs (e.g., interest rates, equity indices, dividend yields, etc.) from less actively traded markets (e.g., model-specific input values, including volatility parameters, etc.). Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.

Separate Account Assets – Separate Account Assets include fixed maturity securities, treasuries, and equity securities for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.

Other Assets and Future Policy Benefits – includes an affiliated agreement, which covers the reinsurance of the GMWB feature of certain of the Company’s products. The fair values of the GMWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate and implied volatility assumptions, the Company’s market-perceived risk of its own non-performance (“NPR”), as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and implied volatility. In the risk neutral valuation, interest rates are used to both grow the policyholders’ account values and discount all projected future cash flows. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread over LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Other assets also include an affiliated note receivable, which is valued based on a broker quote. Since this assumption is unobservable and is considered to be a significant input to the valuation, the note receivable is included within Level 3 in the fair value hierarchy.

Transfers between Levels 1 and 2 – Periodically there are transfers between Level 1 and Level 2 for foreign common stocks held in the Company’s Separate Account. In certain periods, an adjustment may be made for the fair value of these assets beyond the quoted market price to reflect events that occurred between the close of foreign trading markets and the close of U.S. trading markets for the respective day. As a result of this type of adjustment, net transfers of $2.9 billion were moved from Level 1 to Level 2 for the year ended December 31, 2012 and net transfers of $3.4 billion were moved from Level 2 to Level 1 for the year ended December 31, 2010.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Level 3 Transfers – Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.

Level 3 Assets and Liabilities by Price Source – The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2012
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$61,504	$51,654	$113,158
Asset-backed securities	56,102	380,635	436,737
Commercial mortgage-backed securities	1,545	—	1,545
Residential mortgage-backed securities	3,008	—	3,008
Equity securities	897	6,804	7,701
Other long-term investments	(2,448)	—	(2,448)
Other assets	764	5,486	6,250

Subtotal excluding separate account assets (3)	121,372	444,579	565,951
Separate account assets	807,010	72,778	879,788

Total assets	$928,382	$517,357	$1,445,739

Future policy benefits	$764	$—	$764

Total liabilities	$764	$—	$764

(1)	Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table
(2)	Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.
(3)	Includes assets classified as fixed maturities available-for-sale, trading account assets supporting insurance liabilities and other trading account assets.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities for which the investment risks associated with market value changes are borne by the Company.

	As of December 31, 2012
	Fair Value	Valuation Techniques	Unobservable Inputs	Range (Weighted Average)	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:
Corporate securities	$61,504	Discounted cash flow	Discount rate	11.5% - 17.5% (11.92%)	Decrease
		Cap at call price	Call price	100% - 101% (100.12%)	Increase
		Liquidation	Liquidation value	98% - 98% (98.00%)	Increase
Asset-backed securities	$56,102	Discounted cash flow	Liquidity premium	1.0% - 2.50% (1.68%)	Decrease
			Average life (years)	1 years - 15 years (8.91 years)	Increase
			Comparable spreads	0.11% - 0.11% (0.11%)	Decrease
			Comparable security yields	6.5% - 8.28% (7.95%)	Decrease
Liabilities:
Future policy benefits	$764	Discounted cash flow	Lapse rate (2)	0% - 15%	Decrease
			NPR spread (3)	0.20% - 1.60%	Decrease
			Utilization rate (4)	100%	Increase
			Withdrawal rate (5)	95%	Increase
			Mortality rate (6)	0% - 12%	Decrease
			Equity volatility curve	19% - 21%	Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)	Base lapse rates are applied at the contract level based on the age and status of the policy. A dynamic lapse adjustment reduces the base lapse rate when the guaranteed amount is greater than the account value, as in-the-money contracts are less likely to lapse.
(3)	To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position.
(4)	The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. It is assumed all contracts will eventually begin withdrawals.
(5)	The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(6)	Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%.

Separate Account Assets—In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Commercial Mortgage Loans—Separate account assets include $498 million of commercial mortgage loans as of December 31, 2012 that are classified as Level 3 and reported at fair value. Commercial mortgage loans are primarily valued internally using discounted cash flow techniques, as described further under “Fair Value of Financial Instruments.” The primary unobservable input used is the spread to discount cash flows, which range from 1.65% to 4.15% (1.95% weighted average). In isolation, an increase (decrease) in the value of this input would result in a lower (higher) fair value measurement.

Valuation Process for Fair Value Measurements Categorized within Level 3 – Prudential has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, Prudential has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

services. An actuarial valuation unit oversees the valuation of optional living benefit features of the Company’s variable annuity contracts. The valuation unit works with segregated database administration teams to validate the appropriateness of input data logic, data flow and implementation.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company’s variable annuity products, the valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2012
	Fixed Maturities Available-For-Sale
	U.S. Government	Corporate	Asset-Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed
	(in thousands)
Fair Value, beginning of period	$—	$24,562	$71,694	$12,352	$782
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(1)	(3,349)	—	—	—
Asset management fees and other income	—	—	—	—	—
Included in other comprehensive income (loss)	(23)	864	26,244	(18)	104
Net investment income	(2)	143	6,049	18	(2)
Purchases	—	699	—	—	—
Sales	—	(210)	—	—	—
Issuances	—	—	—	—	—
Settlements	(1,566)	(3,179)	(34,148)	(58)	(100)
Other (1)	1,592	(1,592)	—	—	—
Transfers into Level 3 (2)	—	1,876	815	—	—
Transfers out of Level 3 (2)	—	—	—	(12,182)	—

Fair Value, end of period	$—	$19,814	$70,654	$112	$784

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—	$—
Included in other comprehensive income (loss)	$—	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2012
	Trading Account Assets Supporting Insurance Liabilities
	U.S. Government	Corporate	Asset-Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity
	(in thousands)
Fair Value, beginning of period	$9,391	$108,826	$357,435	$21,437	$2,277	$10,509
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	—	—	—
Asset management fees and other income	(134)	(6,979)	9,735	837	247	(2,627)
Included in other comprehensive income (loss)	—	—	—	—	—	—
Net investment income	(17)	133	4,859	145	(2)	—
Purchases	—	16,071	171,871	16,320	1,816	—
Sales	—	(7,581)	(7,148)	—	(1,816)	—
Issuances	—	—	—	—	—	—
Settlements	(1,957)	(25,268)	(108,644)	(970)	(298)	—
Other (1)	(7,283)	7,283	—	—	—	—
Transfers into Level 3 (2)	—	4,728	2,964	79,970	—	—
Transfers out of Level 3 (2)	—	(3,869)	(64,989)	(116,306)	—	(788)

Fair Value, end of period	$—	$93,344	$366,083	$1,433	$2,224	$7,094

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$(143)	$(10,159)	$9,440	$953	$121	$(2,627)
Included in other comprehensive income (loss)	$—	$—	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2012
	Equity Securities Available-For-Sale	Other Long-Term Investments	Other Assets
	(in thousands)
Fair Value, beginning of period	$1,319	$(3,188)	$13,446
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(1,100)	731	(18,741)
Asset management fees and other income	—	—	—
Included in other comprehensive income (loss)	388	—	(14)
Net investment income	—	—	—
Purchases	—	—	5,500
Sales	—	—	—
Issuances	—	—	6,059
Settlements	—	9	—
Other (1)	—	—	—
Transfers into Level 3 (2)	—	—	—
Transfers out of Level 3 (2)	—	—	—

Fair Value, end of period	$607	$(2,448)	$6,250

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$650	$(17,501)
Asset management fees and other income	$—	$—	$—
Included in other comprehensive income (loss)	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2012
	Separate Account Assets(4)	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period	$830,638	$(13,446)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	18,741
Asset management fees and other income	—	—
Interest credited to policyholders’ account balances	41,368	—
Included in other comprehensive income (loss)	—	—
Net investment income	31	—
Purchases	249,136	—
Sales	(22,516)	—
Issuances	—	(6,059)
Settlements	(103,292)	—
Other (1)	—	—
Transfers into Level 3 (2)	102,375	—
Transfers out of Level 3 (2)	(217,952)	—

Fair Value, end of period	$879,788	$(764)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$17,501
Asset management fees and other income	$—	$—
Interest credited to policyholders’ account balances	$29,667	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2011
	Fixed Maturities Available-For-Sale
	Corporate	Asset-Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed
	(in thousands)
Fair Value, beginning of period	$29,599	$88,738	$357	$1,674
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(2,142)	1,536	47	—
Asset management fees and other income	—	—	—	—
Included in other comprehensive income (loss)	38	(6,503)	66	(46)
Net investment income	133	6,860	45	(23)
Purchases	858	4,993	—	—
Sales	(1,376)	(15,598)	—	—
Issuances	926	—	—	—
Settlements	(1,882)	(3,929)	(191)	(210)
Other (1)	—	614	—	(613)
Transfers into Level 3 (2)	2,345	—	12,028	—
Transfers out of Level 3 (2)	(3,937)	(5,017)	—	—

Fair Value, end of period	$24,562	$71,694	$12,352	$782

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$(867)	$—	$—	$—
Asset management fees and other income	$—	$—	$—	$—
Included in other comprehensive income (loss)	$(690)	$(6,320)	$123	$(51)

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2011
	Trading Account Assets Supporting Insurance Liabilities
	U.S. Government	Corporate	Asset-Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity
	(in thousands)
Fair Value, beginning of period	$—	$82,184	$225,984	$4,936	$18,290	$4,372
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	—	—	—
Asset management fees and other income	(9)	5,662	350	38	(81)	(6,170)
Included in other comprehensive income (loss)	—	—	—	—	—	—
Net investment income	—	(127)	3,133	273	(22)	—
Purchases	9,400	71,947	304,995	10,039	—	4,592
Sales	—	(11,412)	(23,443)	—	—	(44,739)
Issuances	—	801	—	—	—	—
Settlements	—	(38,870)	(96,553)	(2,604)	(652)	(15,000)
Other (1)	—	—	15,258	—	(15,258)	—
Transfers into Level 3 (2)	—	42,516	—	18,793	—	67,454
Transfers out of Level 3 (2)	—	(43,875)	(72,289)	(10,038)	—	—

Fair Value, end of period	$9,391	$108,826	$357,435	$21,437	$2,277	$10,509

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—	$—
Asset management fees and other income	$(9)	$3,565	$(711)	$168	$(103)	$(8,208)
Included in other comprehensive income (loss)	$—	$—	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31,2011
	Equity Securities Available-For- Sale	Other Long- Term Investments	Other Assets
Fair Value, beginning of period	$3,633	$(6,017)	$(14,512)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(3,965)	2,829	22,123
Asset management fees and other income	—	—	—
Included in other comprehensive income (loss)	3,189	—	—
Net investment income	—	—	—
Purchases	1,071	—	4,435
Sales	(2,608)	—	—
Issuances	—	—	—
Settlements	—	—	1,400
Other (1)	(1)	—	—
Transfers into Level 3 (2)	—	—	—
Transfers out of Level 3 (2)	—	—	—

Fair Value, end of period	$1,319	$(3,188)	$13,446

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$(4,106)	$2,527	$22,123
Asset management fees and other income	$—	$—	$—
Included in other comprehensive income (loss)	$3,329	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2011
	Separate Account Assets(4)	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period	$505,289	$14,512
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	(22,123)
Asset management fees and other income	—	—
Interest credited to policyholders’ account balances	49,280	—
Included in other comprehensive income (loss)	—	—
Net investment income	1,528	—
Purchases	309,044	(4,435)
Sales	(160,704)	—
Issuances	21	—
Settlements	(54,183)	(1,400)
Other (1)	—	—
Transfers into Level 3 (2)	379,994	—
Transfers out of Level 3 (2)	(199,631)	—

Fair Value, end of period	$830,638	$(13,446)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$(22,123)
Asset management fees and other income	$—	$—
Interest credited to policyholders’ account balances	$39,220	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2010
	Fixed Maturities Available-For-Sale
	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed
	(in thousands)
Fair Value, beginning of period	$25,452	$73,840	$328	$1,934
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	191	(128)	—	—
Asset management fees and other income	—	—	—	—
Included in other comprehensive income (loss)	1,307	(1,096)	244	121
Net investment income	69	7,142	1	—
Purchases, sales, issuances and settlements	(15,334)	14,613	(72)	(381)
Transfers into Level 3 (2)	18,182	—	2,787	—
Transfers out of Level 3 (2)	(268)	(5,633)	(2,931)	—

Fair Value, end of period	$29,599	$88,738	$357	$1,674

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$(18)	$—	$—
Asset management fees and other income	$—	$—	$—	$—
Included in other comprehensive income (loss)	$919	$(1,090)	$244	$121

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2010
	Trading Account Assets Supporting Insurance Liabilities
	Corporate	Asset- Backed	Commercial Mortgage- Backed	Residential Mortgage- Backed	Equity
	(in thousands)
Fair Value, beginning of period	$83,352	$281,371	$4,709	$20,126	$3,238
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	—	—	—	—
Asset management fees and other income	(1,133)	1,305	2,941	637	2,057
Included in other comprehensive income (loss)	—	—	—	—	—
Net investment income	1,234	625	(1)	—	—
Purchases, sales, issuances and settlements	(36,008)	184,310	(1,110)	(2,473)	(923)
Transfers into Level 3 (2)	71,548	9,090	30,853	—	—
Transfers out of Level 3 (2)	(36,809)	(250,717)	(32,456)	—	—

Fair Value, end of period	$82,184	$225,984	$4,936	$18,290	$4,372

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$—	$—	$—	$—
Asset management fees and other income	$(3,288)	$998	$4,688	$637	$1,943
Included in other comprehensive income (loss)	$—	$—	$—	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2010
	Other Trading Account Assets- Asset- Backed Securities	Equity Securities Available-For- Sale	Other Long- Term Investments	Other Assets
Fair Value, beginning of period	$985	$6,803	$(2,021)	$(13,258)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	223	(3,996)	(3,966)
Asset management fees and other income	15	—	—	—
Included in other comprehensive income (loss)	—	(2,986)	—	—
Net investment income	—	—	—	—
Purchases, sales, issuances and settlements	(1,000)	(407)	—	2,712
Transfers into Level 3 (2)	—	—	—	—
Transfers out of Level 3 (2)	—	—	—	—

Fair Value, end of period	$—	$3,633	$(6,017)	$(14,512)

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$—	$(4,612)	$(3,966)
Asset management fees and other income	$—	$—	$—	$—
Included in other comprehensive income (loss)	$—	$(2,985)	$—	$—

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	Year Ended December 31, 2010
	Separate Account Assets(4)	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period	$261,093	$13,258
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	—	3,966
Asset management fees and other income	—	—
Interest credited to policyholders’ account balances	36,410	—
Included in other comprehensive income (loss)	—	—
Net investment income	3,179	—
Purchases, sales, issuances and settlements	145,945	(2,712)
Transfers into Level 3 (2)	98,022	—
Transfers out of Level 3 (2)	(39,360)	—

Fair Value, end of period	$505,289	$14,512

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held (3)
Included in earnings:
Realized investment gains (losses), net	$—	$3,966
Asset management fees and other income	$—	$—
Interest credited to policyholders’ account balances	$25,039	$—

(1)	Other represents reclassifications of certain assets between reporting categories.
(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

Transfers—Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that cannot be validated) for which information from third party pricing services (that can be validated) was previously utilized. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate. Significant transfers into and/or out of Level 3 are discussed below:

For the year ended December 31, 2012, the majority the Trading Account Assets Supporting Insurance Liabilities—Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities—Commercial Mortgage-Backed Securities transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

For the year ended December 31, 2011, the majority of the Trading Account Assets Supporting Insurance Liabilities – Equity Securities and other transfers into Level 3 were due to the determination that the pricing inputs provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information.

For the year ended December 31, 2010, the majority of the transfers out of Level 3 for Fixed Maturities Available-for-Sale – Asset-Backed Securities and Trading Account Assets Supporting Insurance Liabilities – Asset-Backed Securities resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages had been becoming increasingly active. The pricing received from independent pricing services could be validated by the Company. The market for asset-backed securities was deemed inactive in 2009.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Derivative Fair Value Information

The following tables present the balance of derivative assets and liabilities measured at fair value on a recurring basis, as of the date indicated, by primary underlying. These tables exclude embedded derivatives, as well as the derivative associated with the reinsurance contract, which are recorded with the associated host contract. The derivative assets and liabilities shown below are included in “Other long-term investments” in the tables presented previously in this note, under the headings “Assets and Liabilities by Hierarchy Level” and “Changes in Level 3 Assets and Liabilities.” The amounts in the Hierarchy Level columns below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral held with the same counterparty. This netting impact is reflected in the netting column below, as well as in the Consolidated Statement of Financial Position.

	As of December 31, 2012
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Derivative assets:
Interest Rate	$6,218	$262,540	$—	$—	$268,758
Currency	—	31	—	—	31
Credit	—	—	—	—	—
Currency/Interest Rate	—	21,780	—	—	21,780
Equity	—	309	—	—	309
Netting(1)	—	—	—	(205,461)	(205,461)

Total derivative assets	$6,218	$284,660	$—	$(205,461)	$85,417

Derivative liabilities:
Interest Rate	$168	$167,483	$2,448	$—	$170,099
Currency	—	—	—	—	—
Credit	—	6,055	—	—	6,055
Currency/Interest Rate	—	29,307	—	—	29,307
Equity	—	—	—	—	—
Netting(1)	—	—	—	(205,461)	(205,461)

Total derivative liabilities	$168	$202,845	$2,448	$(205,461)	$—

	As of December 31, 2011
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Derivative assets:
Interest Rate	$1,295	$324,014	$—	$—	$325,309
Currency	—	11	—	—	11
Credit	—	2,905	124	—	3,029
Currency/Interest Rate	—	32,327	—	—	32,327
Equity	—	136	—	—	136
Netting(1)	—	—	—	(217,619)	(217,619)

Total derivative assets	$1,295	$359,393	$124	$(217,619)	$143,193

Derivative liabilities:
Interest Rate	$3,318	$179,146	$3,312	$—	$185,776
Currency	—	35	—	—	35
Credit	—	8,050	—	—	8,050
Currency/Interest Rate	—	23,758	—	—	23,758
Equity	—	—	—	—	—
Netting(1)	—	—	—	(217,619)	(217,619)

Total derivative liabilities	$3,318	$210,989	$3,312	$(217,619)	$—

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Changes in Level 3 derivative assets and liabilities—The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the year ended December 31, 2012, 2011 and 2010 as well as the portion of gains or losses included in income for the year ended December 31, 2012, 2011 and 2010, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2012, 2011 and 2010.

	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2010
	Derivative Assets- Credit	Derivative Liabilities - Interest Rate	Derivative Assets- Credit	Derivative Liabilities - Interest Rate	Derivative Assets- Credit	Derivative Liabilities - Interest Rate	Derivative Liabilities - Credit
	(in thousands)		(in thousands)		(in thousands)
Fair Value, beginning of period	$124	$(3,312)	$—	$(6,017)	$7	$(1,957)	$(71)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(133)	864	124	2,705	(7)	(4,060)	71
Asset management fees and other income	—	—	—	—	—	—	—
Purchases	—	—	—	—	—	—	—
Sales	—	—	—	—	—	—	—
Issuances	—	—	—	—	—	—	—
Settlements	9	—	—	—	—	—	—
Transfers into Level 3 (1)	—	—	—	—	—	—	—
Transfers out of Level 3 (1)	—	—	—	—	—	—	—

Fair Value, end of period	$—	$(2,448)	$124	$(3,312)	$—	$(6,017)	$—

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held
Included in earnings:
Realized investment gains (losses), net	$—	$650	$294	$2,436	$—	$(4,612)	$—
Asset management fees and other income	$—	$—	$—	$—	$—	$—	$—

(1)	Transfers into or out of Level 3 are generally reported at the value as of the beginning of the quarter in which the transfer occurs.

Nonrecurring Fair Value Measurements - Certain assets and liabilities are measured at fair value on a nonrecurring basis. Nonrecurring fair value reserve adjustments resulted in $113 thousand of net gains being recorded for the year ended December 31, 2012 on certain commercial mortgage and other loans. The carrying value of these loans as of December 31, 2012 was zero. Similar nonrecurring fair value adjustments on commercial mortgage and other loans resulted in gains of $4,325 thousand and losses of $2,925 thousand for the years ended December 31, 2011 and 2010, respectively. The reserve adjustments were based on discounted cash flows utilizing market rates.

Impairments of $1,012 thousand, zero and $2 thousand were recorded for the years ended December 31, 2012, 2011 and 2010, respectively, on certain cost method investments. The impairments were based primarily on discounted future cash flow models, and, where appropriate, valuations provided by the general partners taking into consideration with deal and management fee expenses and classified as Level 3 in the hierarchy.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Fair Value of Financial Instruments – The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2012					December 31, 2011
	Fair Value				Carrying Amount (1)	Fair Value	Carrying Amount
	Level 1	Level 2	Level 3	Total	Total	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$—	$—	$4,793,447	$4,793,447	$4,437,220	$4,482,326	$4,170,348
Cash	12,324	—	—	12,324	12,324	9,888	9,888
Accrued investment income	—	187,438	—	187,438	187,438	188,883	188,883
Reinsurance recoverables	—	—	627,036	627,036	627,036	712,942	712,942
Other assets	—	90,482	—	90,482	90,482	92,345	92,345

Total Assets	$12,324	$277,920	$5,420,483	$5,710,727	$5,354,500	$5,486,384	$5,174,406

Liabilities:
Policyholders’ account balances - investment contracts	$—	$—	$23,207,773	$23,207,773	$23,027,587	$21,841,408	$21,690,507
Reinsurance payables	—	—	627,618	627,618	627,618	713,154	713,154
Cash collateral for loaned securities	—	579,619	—	579,619	579,619	783,174	783,174
Other liabilities	—	183,430	—	183,430	183,430	208,986	208,986
Separate account liabilities - investment contracts	—	41,844,491	1,128,537	42,973,028	42,973,028	37,954,176	37,954,176

Total Liabilities	$—	$42,607,540	$24,963,928	$67,571,468	$67,391,282	$61,500,898	$61,349,997

(1)	Carrying values presented herein differ from those in the Company’s Consolidated Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below:

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk. The credit spread and liquidity premium are a significant component of the pricing inputs, and are based upon an internally-developed methodology, which takes into account, among other factors, the credit quality of the loans, the property type of the collateral, the weighted average coupon and the weighted average life of the loans.

Cash, Accrued Investment Income, Reinsurance Recoverables and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash; accrued investment income; and other assets that meet the definition of financial instruments, including receivables, such as reinsurance recoverables, unsettled trades, and accounts receivable.

Policyholders’ Account Balances – Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For guaranteed investment contracts, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. For these transactions, the carrying value of the related asset or liability approximates fair value, as they equal the amount of cash collateral received/paid.

Separate Account Liabilities–Investment Contracts

Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees. Therefore, carrying value approximates fair value.

Other Liabilities

Other liabilities are primarily payables, such as reinsurance payables, unsettled trades, drafts and accrued expense payables. Due to the short term until settlement of these liabilities, the Company believes that carrying value approximates fair value.

13. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps and exchange-traded futures and options are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commission’s merchants who are members of a trading exchange.

Foreign Exchange Contracts

Currency derivatives, including currency forwards and currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, or an index of names, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s (or index reference names’) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Other Contracts

The Company uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio. TBAs can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.

Embedded Derivatives

The Company sells variable annuity products and separate account funding agreements, which may include guaranteed benefit features that are accounted for as embedded derivatives. These embedded derivatives are marked to market through “Realized investment (losses) gains, net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment (losses) gains, net,” based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying, as well as the derivative associated with the reinsurance contract. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements and cash collateral held with the same counterparty. This netting impact results in total derivative assets of $85,417 thousand and $143,193 thousand as of December 31, 2012 and 2011, respectively, and total derivative liabilities of zero and zero as of December 31, 2012 and 2011, respectively, reflected in the Consolidated Statement of Financial Position.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

	December 31, 2012			December 31, 2011
	Notional	Fair Value		Notional	Fair Value
Primary Underlying/Instrument Type	Amount	Assets	Liabilities	Amount	Assets	Liabilities
	(in thousands)			(in thousands)
Derivatives Designated as Hedging Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$7,402	$16	$(240)	$7,402	$172	$—

Total Qualifying Hedges	$7,402	$16	$(240)	$7,402	$172	$—

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate
Interest Rate Swaps	$4,388,442	$262,540	$(169,931)	$4,954,427	$324,014	$(182,458)
Interest Rate Futures	2,016,900	6,218	(168)	2,016,900	1,295	(3,318)
Interest Rate Forwards	—	—	—	—	—	—
Foreign Currency
Foreign Currency Forwards	4,238	31	—	5,797	11	(35)
Currency/Interest Rate
Foreign Currency Swaps	876,846	21,764	(29,067)	813,724	32,155	(23,758)
Credit
Credit Default Swaps	118,300	—	(6,055)	226,700	3,029	(8,050)
Equity
Equity Options	363	309	—	944	136	—

Total Non-Qualifying Hedges	$7,405,089	$290,862	$(205,221)	$8,018,492	$360,640	$(217,619)

Total Derivatives (1)	$7,412,491	$290,878	$(205,461)	$8,025,894	$360,812	$(217,619)

(1)	Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a net liability of $7,875 thousand as of December 31, 2012 and a net liability of $21,330 thousand as of December 31, 2011, included in “Future Policy Benefits”, “Fixed Maturities, Available-for-sale” and “Other long-term investments”.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are interest rate swaps and currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31, 2012
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Accumulated Other Comprehensive Income (1)
	(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$(5)	$(6)	$—	$(390)

Total cash flow hedges	—	(5)	(6)	—	(390)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	(26,467)	—	—	—	—
Currency	(263)	—	—	—	—
Currency/Interest Rate	(12,743)	—	304	—	—
Credit	(5,739)	—	—	—	—
Equity	(134)	—	—	—	—
Embedded Derivatives and derivative associated with the reinsurance contract	1,266	—	—	—	—

Total non-qualifying hedges	(44,080)	—	304	—	—

Total	$(44,080)	$(5)	$298	$—	$(390)

	Year Ended December 31, 2011
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Accumulated Other Comprehensive Income (1)
	(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$—	$(15)	$3	$—	$76

Total cash flow hedges	—	(15)	3	—	76

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	(110,735)	—	—	—	—
Currency	19	—	—	—	—
Currency/Interest Rate	24,515	—	159	—	—
Credit	1,336	—	—	—	—
Equity	21	—	—	—	—
Embedded Derivatives and derivative associated with the reinsurance contract	81	—	—	—	—

Total non-qualifying hedges	(84,763)	—	159	—	—

Total	$(84,763)	$(15)	$162	$—	$76

	Year Ended December 31, 2010
	Realized Investment Gains/(Losses)	Net Investment Income	Other Income	Interest Expense	Accumulated Other Comprehensive Income (1)
	(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$198	$23	$8	$—	$368

Total cash flow hedges	198	23	8	—	368

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	104,473	—	—	—	—
Currency	529	—	—	—	—
Currency/Interest Rate	18,289	—	—	—	—
Credit	(10,927)	—	—	—	—
Equity	(28)	—	—	—	—
Embedded Derivatives and derivative associated with the reinsurance contract	3,084	—	—	—	—

Total non-qualifying hedges	115,420	—	—	—	—

Total	$115,618	$23	$8	$—	$368

(1)	Amounts deferred in Consolidated Statement of Stockholder’s Equity

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

For the years ended December 31, 2012, 2011 and 2010, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2009	$(270)
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2010	597
Amount reclassified into current period earnings	(229)

Balance, December 31, 2010	98
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2011	64
Amount reclassified into current period earnings	12

Balance, December 31, 2011	174
Net deferred gains/(losses) on cash flow hedges from January 1 to December 31, 2012	(401)
Amount reclassified into current period earnings	11

Balance, December 31, 2012	$(216)

Using December 31, 2012 values, it is anticipated that a pre-tax loss of approximately $20 thousand will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2013, offset by amounts pertaining to the hedged items. As of December 31, 2012, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 7 years. Income amounts deferred in AOCI as a result of cash flow hedges are included in “Change in net unrealized investment gains” in the Consolidated Statements of Stockholder’s Equity.

Credit Derivatives Written

The following table sets forth the Company’s exposure from credit derivatives where the Company has written credit protection, by NAIC rating of the underlying credits as of December 31, 2012 and 2011. The Company’s maximum amount at risk under these credit derivatives listed below assumes the value of the underlying referenced securities become worthless. The Company had no outstanding credit derivatives written as of December 31, 2012. These credit derivatives had maturities of less than 9 years as of December 31, 2011. The table excludes embedded derivatives contained in externally-managed investments in the European market.

		December 31, 2012		December 31, 2011
NAIC		Single Name		Single Name
Designation	Rating Agency Equivalent	Notional	Fair Value	Notional	Fair Value
(in thousands)
1	Aaa, Aa, A	$—	$—	$70,000	$124
2	Baa	—	—	—	—

	Subtotal Investment Grade	—	—	70,000	124
3	Ba	—	—	—	—
4	B	—	—	—	—
5	C and lower	—	—	—	—
6	In or near default	—	—	—	—

	Subtotal Below Investment Grade	—	—	—	—

Total		$—	$—	$70,000	$124

The Company holds certain externally-managed investments in the European market which contain embedded derivatives whose fair values are primarily driven by changes in credit spreads. These investments are medium-term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

value of the fixed maturity securities are reported in Stockholder’s Equity under the heading AOCI and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment (losses) gains, net.” The Company’s maximum exposure to loss from these investments was $18,270 thousand and $32,855 thousand at December 31, 2012 and 2011, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2012 and 2011, the Company had $118,300 thousand and $156,700 thousand of outstanding notional amounts, respectively, reported at fair value as a liability of $6,055 thousand and a liability of $5,144 thousand, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (“OTC”) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company has credit risk exposure to PGF, an affiliate, related to its over-the-counter derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. In the normal course of business, the Company may receive or post securities or cash collateral with PGF. Securities collateral is not recognized on the Consolidated Statement of Financial Position. The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perceptions of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

14. DEBT

In March 2009, the State of Connecticut provided a $4,600 thousand loan to the Company at a below-market fixed interest rate of 1%, to promote economic development; this amount was recorded in “Other liabilities” in the Consolidated Statements of Financial Position. This interest rate was based in part on the fact that an unlimited guaranty is being provided by Prudential Financial, and the Company obtained a standby letter of credit in the amount of $4,945 thousand as collateral for the loan. A debt discount was recorded for the difference between the loan proceeds and the fair value of the debt as of the date of issuance based on the market interest rate. The Company paid off the loan in full, including interest, in October 2010. Total interest expense was $34 thousand for the year ended December 31, 2010. The letter of credit was reduced to $345 thousand in 2011.

The Company became a member of the Federal Home Loan Bank of Boston (“FHLBB”) in December 2009. Membership allows the Company access to collateralized advances. The Company’s membership in the FHLBB requires the ownership of member stock and borrowings from the FHLBB require the purchase of activity-based stock in an amount between 3.0% and 4.5% of outstanding borrowings depending on the maturity of the obligation. As of December 31, 2012, the Company had no advances outstanding under the FHLBB facility.

The Connecticut Department of Insurance (“CTDOI”) permits the Company to pledge up to $2,600 million in qualifying assets to secure FHLBB borrowings through December 31, 2013. PRIAC must seek re-approval from the CTDOI prior to borrowing additional funds after that date. Based on available eligible assets as of December 31, 2012, the Company had an estimated maximum borrowing capacity, after taking into consideration required collateralization levels and required purchases of activity-based FHLBB stock, of approximately $1,722 million.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

15. COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company has various commitments related to its investment activities, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparty.

Commercial Mortgage and Other Loan Commitments

	As of December 31,
	2012	2011
	(in thousands)
Total outstanding commercial mortgage and other loan commitments	$63,739	$115,935

Commitments to Purchase Investments (excluding Commercial Mortgage and Other Loans)

	As of December 31,
	2012	2011
	(in thousands)
Expected to be funded from the general account and other operations outside the separate accounts	$115,740	$227,798
Expected to be funded from the separate accounts	39,126	40,161
Portion of separate account commitments with recourse to the Company	—	—

Credit Derivatives Written

As discussed further in Note 13, the Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security.

Other Guarantees

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to investments and other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2012, the Company has no accrued liability balances associated with all other financial guarantees and indemnity arrangements.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular annual period could be materially affected as a result of payments in connection with the matters discussed below or other matters depending, in part, upon the results of operations or cash flow for such period. The Company believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Litigation and Regulatory Matters

The Company may be subject to various pending or threatened legal or regulatory proceedings arising from the conduct of its business. Most of these matters are routine and in the ordinary course of business. Litigation and regulatory matters are subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular annual period could be materially affected by an ultimate unfavorable resolution of a litigation or regulatory matter. The Company believes, however, that the ultimate outcome of all pending or threatened litigation or regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2012, there is no aggregate amount of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made. This estimate is not an indication of expected loss, if any, or the Company’s maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

State Street Global Advisors

In October 2007, the Company filed an action in the United States District Court for the Southern District of New York, Prudential Retirement Insurance & Annuity Co. v. State Street Global Advisors, in the Company’s fiduciary capacity and on behalf of certain defined benefit and defined contribution plan clients of the Company, against an unaffiliated asset manager, State Street Global Advisors (“SSgA”) and SSgA’s affiliate, State Street Bank and Trust Company (“State Street”). This action seeks, among other relief, restitution of certain losses attributable to certain investment funds sold by SSgA as to which the Company believes SSgA employed investment strategies and practices that were misrepresented by SSgA and failed to exercise the standard of care of a prudent investment manager. Given the unusual circumstances surrounding the management of these SSgA funds and in order to protect the interests of the affected plans and their participants while the Company pursues these remedies, the Company implemented a process under which affected plan clients that authorized the Company to proceed on their behalf have received payments from funds provided by the Company for the losses referred to above. The Company’s consolidated financial statements, for the year ended December 31, 2007 include a pre-tax charge of $82 million, reflecting these payments to plan clients and certain related costs. In September 2008, the United States District Court for the Southern District of New York denied the State Street defendants’ motion to dismiss claims for damages and other relief under Section 502(a)(2) of ERISA, but dismissed the claims for equitable relief under Section 502(a)(3) of ERISA. In October 2008, defendants answered the complaint and asserted counterclaims for contribution and indemnification, defamation and violations of Massachusetts’ unfair and deceptive trade practices law. In February 2010, State Street reached a settlement with the SEC over charges that it misled investors about their exposure to sub-prime investments, resulting in significant investor losses in mid-2007. Under the settlement, State Street paid approximately $313 million in disgorgement, pre-judgment interest, penalty and compensation into a Fair Fund that was distributed to injured investors and consequently, State Street paid the Company, for deposit into its separate accounts, approximately $52.5 million. By the terms of the settlement, State Street’s payment to the Company does not resolve any claims the Company has against State Street or SSgA in connection with the losses in the investment funds SSgA managed, and the penalty component of State Street’s SEC settlement cannot be used to offset or reduce compensatory damages in the action against State Street and SSgA. In June 2010, the Company moved for partial summary judgment on State Street’s counterclaims. At the same time, State Street moved for summary judgment on the Company’s complaint. In March 2011, the district court denied State Street’s motion for summary judgment and denied in part and granted in part the Company’s motion for partial summary judgment on State Street’s counterclaims. In October 2011, the court held a bench trial to determine whether State Street had breached its fiduciary duty to the Company’s plan clients. In February 2012, the court issued a decision holding that State Street breached its fiduciary duty to the plans under ERISA to manage the investment funds prudently and to diversify them. The court held that the Company did not prove that State Street breached its duty of loyalty to the plans under ERISA. The court held that State Street’s breaches caused the plans’ losses in the amount of $76.7 million and, after crediting State Street for an earlier payment, awarded $28.1 million in damages in addition to the amount previously recovered as a result of the SEC settlement. The court did not rule on State Street’s counterclaims and reserved judgment on the Company’s requests for pre-judgment interest and attorney’s fees. In May 2012, the Company filed a motion seeking partial summary judgment to dismiss State Street’s counterclaims which was denid by the court in November 2012. In December 2012, the parties reached an agreement in principle to settle the matter.

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

Notes to Consolidated Financial Statements

Pursuant to the settlement agreement, the Company received $33 million in addition to the amount previously recovered as a result of the SEC settlement. These recoveries, which resulted in a $78 million reduction in “Other general and administrative expenses” on the Statement of Operations in 2012, reimbursed the Company for amounts previously paid to the plans for their losses and related costs. In January 2013, the action was dismissed with prejudice in accordance with the settlement.

Unclaimed Property Settlement

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company’s practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services (“NYDFS”) has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds recently notified the Company that it intends to conduct an audit of the Company’s compliance with New York’s unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company’s use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February, 2012, the Massachusetts Office of the Attorney General requested information regarding the Company’s unclaimed property procedures.

.

PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS

(1)	Financial Statements of Prudential Retirement Insurance and Annuity Company (Depositor) and Financial Statements of the PRIAC Variable Contract Account A (Registrant) as of December 31, 2012 appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)

(b)	EXHIBITS

(1)	Resolution of the Board of Directors of Prudential Retirement Insurance and Annuity Company authorizing establishment of the PRIAC Variable Contract Account A. (Note 2)

(2)	N/A

(3)	Distribution Agreement between Prudential Investment Management Services, Inc (Underwriter) and Prudential Retirement Insurance and Annuity Company (Depositor). (Note 2)

(4)	(a) Form of the Variable Annuity Contract (Note 2)

(b) Active Life Certificate (Note 2)

(5)	Application form for the Contract (Note 2)

(6)	(a) Articles of Incorporation of Prudential Retirement Insurance and Annuity Company, as amended March 31, 2004. (Note 2)

(b) By-laws of Prudential Retirement Insurance and Annuity Company, as amended June 2006. (Note 4)

(7)	Contract of reinsurance in connection with variable annuity contract. (Note 2)

(8)	Other material contracts performed in whole or in part after the date the Registration Statement is filed:

(a) Fund Participation and Information Sharing Agreement among Prudential Retirement Insurance and Annuity Company, Advanced Series Trust, AST Investment Services, Inc., and Prudential Investments LLC. (Note 2)

(b) Amendment to Fund Participation and Information Sharing Agreement among Prudential Retirement Insurance and Annuity Company, Advanced Series Trust, AST Investment Services, Inc., and Prudential Investments LLC. (Note 1)

(c) Trust Agreement (Note 2)

(9)	Consent and Opinion of John M. Ewing, Vice President and Corporate Counsel, as to legality of the securities being registered. (Note 3)

(10)	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm. (Note 1)

(11)	N/A

(12)	N/A

(13)	Powers of Attorney for Christine C. Marcks, Michael J. Brandt, Bernard J. Jacob, John J. Kalamarides, James M. O’Connor, Timothy L. Schmidt, George P. Waldeck and Robert McLaughlin. (Note 1)

Note 1	Filed herewith.
Note 2	Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334 filed April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.
Note 3	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement No. 333-139334 filed April 23, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.
Note 4	Incorporated by reference to Post-Effective Amendment No. 4 to N-4 Registration Statement No. 333-139334 filed April 27, 2010 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

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ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and major officers of Prudential Retirement Insurance and Annuity Company are listed below:

Name and Principal Business Address	Position and Offices with Depositor
Christine C. Marcks 280 Trumbull Street Hartford, CT 06103-3509	Director and President

Michael J. Brandt 280 Trumbull Street Hartford, CT 06103-3509	Director, Senior Vice President and Chief Financial Officer

Bernard J. Jacob 751 Broad Street Newark, NJ 07102-3714	Director

John J. Kalamarides 280 Trumbull Street Hartford, CT 06103-3509	Director and Senior Vice President

James M. O’Connor 200 Wood Avenue South Iselin, NJ 08830-2706	Director, Senior Vice President and Chief Actuary

Timothy L. Schmidt 2 Gateway CTR Newark, NJ 07102-5005	Director and Senior Vice President

George P. Waldeck 280 Trumbull Street Hartford, CT 06103-3509	Director and Senior Vice President

Scott G. Sleyster 2 Gateway CTR Newark, NJ 07102-5005	Executive Vice President

Robert H. Tyndall 280 Trumbull Street Hartford, CT 06103-3509	Senior Vice President

Robert L. Falzon 751 Broad Street Newark, NJ 07102-3714	Treasurer

Craig R. Gardner 2 Gateway CTR Newark, NJ 07102-5005	Senior Investment Risk Officer

Richard R. Hrabchak 2 Gateway CTR Newark, NJ 07102-5005	Chief Investment Officer and Vice President

2

Name and Principal Business Address	Position and Offices with Depositor
Robert McLaughlin 280 Trumbull Street Hartford, CT 06103-3509	Controller and Vice President

Stephen E. Wieler 200 Wood Avenue South Iselin, NJ 08830-2706	Secretary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT –

Prudential Retirement Insurance and Annuity Company (“PRIAC”), a corporation organized under the laws of Connecticut, is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company organized under the laws of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (PFI), a New Jersey insurance holding company.

PRIAC may be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: PRIAC Variable Contract Account A, CIGNA Variable Annuity Separate Account I.

In addition, PRIAC and the Registrant may be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed February 22, 2013, the text of which is hereby incorporated by reference.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of January 31, 2013, there were 25 owners of qualified Contracts and 0 owners of non-qualified Contracts offered by the Registrant under this Registration Statement.

ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Connecticut, being the state of organization of Prudential Retirement Insurance and Annuity Company (“PRIAC”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Connecticut law permitting indemnification can be found in Sections 33-770 to 33-779 of the Connecticut General Statutes Annotated. The text of PRIAC’s By-law,
Article IX, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 6(b).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a)	Prudential Investment Management Services LLC (PIMS)

PIMS is distributor and principal underwriter for the Prudential Investments and Target families of mutual funds.

PIMS is also distributor of the following other investment companies: Prudential’s Gibraltar Fund, Inc.; The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; The Prudential Variable Contract G1-2; The Prudential Discovery Premier Group Variable Contract Account; The Prudential Discovery Select Group Variable Contract Account; and PRIAC Variable Contract Account A.

3

(b)	Information concerning the officers and directors of PIMS is set forth below.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER
David A. Hunt	President

James V. Gemus 80 Livingston Avenue Roseland, NJ 07068-1753	Executive Vice President

Christine C. Marcks 280 Trumbull Street Hartford, CT 06103-3509	Executive Vice President

Gary F. Neubeck 2 Gateway Center Newark, NJ 07102-5005	Executive Vice President

Stuart S. Parker	Executive Vice President

Peter J. Boland	Senior Vice President and Chief Administrative Officer

John N. Christolini 280 Trumbull Street Hartford, CT 06103-3509	Senior Vice President and Co-Chief Compliance Officer

Mark R. Hastings	Senior Vice President and Chief Compliance Officer

Michael J. King 751 Broad Street Newark, NJ 07102-3714	Senior Vice President, Secretary and Chief Legal Officer

Michael J. McQuade	Senior Vice President, Treasurer and Chief Financial Officer

Hansjerg P. Schlenker	Senior Vice President and Chief Operations Officer

John L. Bronson 751 Broad Street Newark, NJ 07102-3714	Vice President and Deputy Chief Legal Officer

Richard W. Kinville 751 Broad Street Newark, NJ 07102-3714	Vice President and Anti-Money Laundering Officer

Robert P. Smit	Vice President and Controller

*	The address of each person named is Three Gateway Center, Newark, NJ 07102, unless otherwise noted.

(c)	Commissions received by PIMS during last fiscal year with respect to annuities issued through the registrant separate account.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Prudential Investment Management Services, LLC	$-0-	$-0-	$-0-	$-0-

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ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules promulgated there under are maintained by the Registrant through PRIAC at the following addresses:

Prudential Retirement Insurance and Annuity Company

280 Trumbull Street

Hartford, CT 06103

The Prudential Insurance Company of America

and Prudential Investment Management, Inc.

751 Broad Street

Newark, NJ 07102-3777

The Prudential Insurance Company of America

and Prudential Investment Management, Inc.

Gateway Buildings Two, Three and Four

100 Mulberry Street

Newark, NJ 07102

The Prudential Insurance Company of America

213 Washington Street

Newark, NJ 07102

The Prudential Insurance Company of America and

Prudential Investment Management, Inc.

80 Livingston Avenue

Roseland, NJ 07088

The Prudential Insurance Company of America

c/o Prudential Investment

30 Scranton Office Park

Scranton, PA 18507-1789

The Prudential Insurance Company of America

200 Wood Avenue South

Iselin, NJ 08830

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the Registration Statement under which management-related services are provided to the Registrant—Not Applicable.

ITEM 32. UNDERTAKINGS

(a)	Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)	Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

5

(d)	Prudential Retirement Insurance and Annuity Company hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential Retirement Insurance and Annuity Company.

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, PRIAC Variable Contract Account A, represents that this post-effective amendment is filed solely for one or more of the purposes specified in paragraph (b)(1) of Rule 485 under the Securities Act of 1933, and further represents that no material event requiring disclosure in the prospectus has occurred since the effective date of the most recent post-effective amendment to this Registration Statement, and the Registrant and the Depositor have duly caused this Registration Statement to be signed on their behalf, in the City of Hartford, and State of Connecticut, on this 15th day of April 2013.

PRIAC VARIABLE CONTRACT ACCOUNT A (Registrant)

BY:	/s/ Srinivas D. Reddy
SRINIVAS D. REDDY VICE PRESIDENT, INSTITUTIONAL INCOME, PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY (Depositor)

BY:	/s/ Srinivas D. Reddy
SRINIVAS D. REDDY VICE PRESIDENT, INSTITUTIONAL INCOME, PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE AND TITLE

*
CHRISTINE C. MARCKS
PRESIDENT AND DIRECTOR

*
MICHAEL J. BRANDT
CHIEF FINANCIAL OFFICER, SENIOR VICE PRESIDENT AND DIRECTOR

*
BERNARD J. JACOB
DIRECTOR

*
JOHN J. KALAMARIDES
SENIOR VICE PRESIDENT AND DIRECTOR

*
JAMES M. O’CONNOR
SENIOR VICE PRESIDENT, CHIEF ACTUARY AND DIRECTOR

*
TIMOTHY L. SCHMIDT
SENIOR VICE PRESIDENT AND DIRECTOR

*
GEORGE P. WALDECK
SENIOR VICE PRESIDENT AND DIRECTOR

*
ROBERT MCLAUGHLIN
CONTROLLER AND VICE PRESIDENT

*BY:	/s/ C. Christopher Sprague
C. CHRISTOPHER SPRAGUE
(ATTORNEY-IN-FACT)

EXHIBIT INDEX

Exhibit No.	Description

8(b)	Amendment to Fund Participation and Information Sharing Agreement among Prudential Retirement Insurance and Annuity Company, Advanced Series Trust, AST Investment Services, Inc., and Prudential Investments LLC.

10	Written consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

13	Powers of Attorney for Christine C. Marcks, Michael J. Brandt, Bernard J. Jacob, John J. Kalamarides, James M. O’Connor, Timothy L. Schmidt, George P. Waldeck, and Robert McLaughlin.